UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

Granite Point Mortgage Trust Inc.

(Name of Registrant as Specified In Its Charter)

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

GRANITE POINT
MORTGAGE TRUST

Notice of Annual Meeting
and 2025 Proxy Statement

Dear Fellow Stockholders,
On behalf of the Board of Directors of Granite Point Mortgage Trust Inc., it is my pleasure to invite you to our 2025 Annual Meeting of Stockholders, which will be conducted virtually via live webcast, on Thursday, June 5, 2025, at 10:00 a.m. Eastern Time. We believe that hosting our annual meeting virtually will make the meeting more accessible for all our stockholders.
The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the business to be conducted at the Annual Meeting and details regarding access to the webcast. It is important that your shares of common stock be represented at our Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the virtual meeting. Accordingly, we encourage you to authorize your vote as soon as possible by following the instructions contained in the Notice of Internet Availability of Proxy Materials that you receive for our Annual Meeting, or, if you have elected to receive a paper or email copy of the proxy materials, by completing, signing and returning the proxy card that is provided.
We hope you are able to attend our virtual 2025 Annual Meeting. We appreciate your continued support and the confidence demonstrated by your investment in Granite Point.
Sincerely, John A. Taylor President, Chief Executive Officer and Director April 21, 2025

NOTICE OF ANNUAL MEETING
MEETING LOGISTICS
When:	Thursday, June 5, 2025 10:00 a.m. Eastern Time
Where:	You can attend the meeting by logging into virtualshareholdermeeting.com/GPMT2025 and following the instructions provided on your Notice of Availability.
Who:	You may vote at the Annual Meeting if you were a holder of our common stock as of the close of business on April 7, 2025.
Voting:
You are encouraged to vote in one of the following ways prior to the meeting.
Stockholders of Record
By Internet	Please access the website www.proxyvote.com and follow the instructions provided on the Notice of Availability or proxy card.
By Telephone	Please call the number and follow the instructions provided on the Notice of Availability or proxy card.
By Mail	Please complete, sign and date your proxy card and return it in the reply envelope included with the paper proxy materials.
Beneficial Owners
If you hold your shares in street name, you must vote your shares in the manner prescribed by your broker, bank, trustee or other nominee, which is similar to the voting procedures for stockholders of record.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 5, 2025:
Our 2025 Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2024, are available at www.proxyvote.com

VOTING ITEMS
Proposals		Board’s Voting Recommendation
	To elect as directors the seven nominees named in the accompanying proxy statement	FOR
	To approve on an advisory basis the compensation of our named executive officers	FOR
	To approve the proposed Amended and Restated Granite Point Mortgage Trust Inc. 2022 Omnibus Incentive Plan	FOR
	To ratify the appointment of Ernst & Young LLP as our independent auditor for our fiscal year ending December 31, 2025	FOR
We will also transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
On or about April 21, 2025, we will begin mailing a Notice of Internet Availability of Proxy Materials, which contains information regarding how to access our proxy materials and vote, to stockholders unless they have directed us to provide the materials in a different manner. Certain stockholders will continue to receive a printed set of proxy materials, including our Proxy Statement, Annual Report on Form 10-K and proxy card or voting instructions. Our Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.
To attend the Annual Meeting, visit www.virtualshareholdermeeting.com/GPMT2025. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, your proxy card or the instructions that accompanied your proxy materials to vote or ask a question at the meeting.
BY ORDER OF THE BOARD OF DIRECTORS,
Michael J. Karber
Vice President, General Counsel and Secretary
April 21, 2025

2025 PROXY STATEMENT / 1

Proxy Summary

This summary does not contain all the information you should consider before voting. Please read the entire proxy statement carefully.
About Our Company
Granite Point Mortgage Trust Inc. (NYSE: GPMT) is an internally managed real-estate finance company that focuses primarily on directly originating, investing in and managing senior floating-rate commercial mortgage loans and other debt and debt-like investments in commercial real estate. We operate as a REIT, as defined under the Internal Revenue Code.
We spun off from Two Harbors Investment Corp. with our initial public offering in 2017. Initially, we were externally managed by Pine River Capital Management L.P., our Former Manager. We entered into a definitive agreement with our Former Manager on October 10, 2020, pursuant to which we internalized our management on December 31, 2020. We have been operating as an internally managed company since 2021.
We are a long-term, fundamental value-oriented investor. We construct our investment portfolio on a loan-by-loan basis, emphasizing rigorous credit underwriting, selectivity and diversification, and we assess each investment from a fundamental value perspective relative to other opportunities available in the market.
Glossary of Proxy Statement Terms

AIP − annual incentive plan
CD&A − Compensation Discussion and Analysis
CEO − Chief Executive Officer
COBRA − Consolidated Omnibus Reconciliation Act of 1985, as amended
Company − Granite Point Mortgage Trust Inc.
CRE − commercial real estate
DER − dividend equivalent right
ESG − environmental, social and governance
Exchange Act − Securities Exchange Act of 1934, as amended
Former Manager − Pine River Capital Management L.P.
GAAP − generally accepted accounting principles
Internalization − internalization of our Company’s management on December 31, 2020, pursuant to an agreement with our Former Manager
LTIP − long-term incentive plan
NEO − named executive officer
NYSE − New York Stock Exchange
PSU − performance stock unit
REIT − real estate investment trust
REO − real estate owned
ROAE − return on average equity
RSU − restricted stock unit
SEC − Securities Exchange Commission

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Meeting Information

DATE & TIME:
Thursday, June 5, 2025
10:00 a.m. Eastern Time
VIRTUAL MEETING:
This year’s meeting will be held virtually at virtualshareholdermeeting.com/GPMT2025
RECORD DATE:
Holders of common stock at the close of business on April 7, 2025, are eligible to vote

MEETING AGENDA:
1.
To elect as directors the seven nominees named in this proxy statement

2.
To approve on an advisory basis the compensation of our named executive officers

3.
To approve the proposed Amended and Restated Granite Point Mortgage Trust Inc. 2022 Omnibus Incentive Plan

4.
To ratify the appointment of Ernst & Young LLP to serve as our independent auditor for our fiscal year ending December 31, 2025

5.
To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof

Voting Roadmap

PROPOSAL 1: ELECTION OF DIRECTORS
The Board of Directors recommends that you vote FOR each director nominee. These individuals bring relevant experiences and perspectives that are essential to good governance and leadership of our Company.
FOR (See Page 9)
2025 PROXY STATEMENT / 3

NOMINEE SNAPSHOT
Nominee	Age	Director Since	Independent	Primary Occupation	Committees
					Audit	Comp	N&CG
Stephen G. Kasnet Chair of the Board	79	2017		Former President and Chief Executive Officer, Harbor Global Company, Ltd.	C
John (“Jack”) A. Taylor	69	2017	CEO	President and Chief Executive Officer, Granite Point Mortgage Trust Inc.
Tanuja M. Dehne	53	2017		Former President and Chief Executive Officer, Geraldine R. Dodge Foundation		M	C
Patrick G. Halter	65	2025		Former Chief Executive Officer and President, Principal Asset Management		M
Sheila K. McGrath	60	2023		Former Senior Managing Director, Evercore	M		M
Lazar Nikolic	45	2025		Founder and Managing Member, JPL Advisors LLC			M
Hope B. Woodhouse	68	2017		Former Chief Operating Officer, Bridgewater Associates, LP	M	C
Number of Meetings in 2024		Full Board: 9			8	10	5
Comp = Compensation   N&CG = Nominating & Corporate Governance   C = Chair   M = Member
NOMINEE CHARACTERISTICS
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CORPORATE GOVERNANCE HIGHLIGHTS
Independent Chair	Independent committees	Majority voting
Our Chief Executive Officer focuses on managing our Company while our independent Board Chair drives accountability at the Board level	All our Board committees are composed entirely of independent directors	We have a majority standard for uncontested elections of directors and a resignation policy for directors who do not receive a majority of the votes cast
Annually elected board	Board assessments	Executive sessions
We do not have a classified board – each of our directors is elected annually for a one-year term	A rigorous self-assessment process helps our Board evaluate its performance and identify any potential gaps in director expertise or matters overseen	Our independent directors hold regular executive sessions, with the independent Board Chair presiding
Director education	Stock ownership guidelines	Director commitments
Our Director Education Policy empowers our directors to be well versed in principles of corporate governance and other critical subject matters	Each independent director is expected to accumulate equity interests in an amount equal to three times the director’s annual cash retainer	A director may not serve on more than three other boards of public companies in addition to our Board, and a director who is a CEO may not serve on more than one other board
Board composition	ESG oversight	Investor outreach

We take reasonable steps to assemble a pool of nominees with a variety of backgrounds and experiences when conducting searches for new directors, and any search firm we engage is instructed to seek to include diverse candidates
	With the leadership of the Nominating and Corporate Governance Committee, our Board oversees our Company’s approach to environmental, social and governance matters	At least annually, we invite our largest investors to have a conversation with directors and members of management on executive compensation and corporate governance topics
No hedging or pledging	Single class of common stock	No political contributions
We prohibit short sales, transactions in derivatives, hedging and pledging of our securities by directors, executive officers and employees	Each share of our common stock has one vote	In accordance with our Code of Business Conduct and Ethics, our Company will not contribute to political candidates, parties or campaigns
2025 PROXY STATEMENT / 5

ENVIRONMENTAL, SOCIAL AND GOVERNANCE PROGRAM
Board Oversight of ESG Matters
As reflected in our Corporate Governance Guidelines, our Board oversees our approach to ESG matters and reviews periodic reports from management on related topics. Our Board has assigned duties and responsibilities to its independent committees through their charters to help our Board fulfill its oversight function.
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Nominating and Corporate Governance Committee

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Reviewing, and assisting our Board in overseeing our ESG priorities, strategies and related public disclosures

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Recommending to our Board changes to our Code of Business Conduct and Ethics and Corporate Governance Guidelines

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Reviewing and advising the Board with respect to Board composition, structure and membership

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Compensation Committee

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Reviewing our human capital management strategies and practices, which may include those related to recruiting, retention, non-executive compensation, employee engagement, professional development, and diversity, equity and inclusion

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Determining compensation of executive officers

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Evaluating risks arising from our compensation plans and programs

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Audit Committee

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Overseeing risks to which our Company is exposed – including those arising from data security issues, climate change and other environmental matters – as well as our assessment and management of such risks

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Overseeing our compliance and ethics programs

Overview of the Most Significant ESG Matters for Our Company
We have identified the following topics as being the most significant ESG matters for our business and stakeholders. You can find more information about these topics on our website at www.gpmtreit.com/esg. Note that information from our website is not incorporated by reference into this proxy statement.
Environmental	Social	Governance

Climate change and other environmental factors pose risks to our investment portfolio that we must actively manage, and we also recognize our responsibility to operate our business in a manner that limits negative environmental impacts

Our social commitment is centered on human capital management – that is, providing resources and support to attract, develop and retain our team of talented professionals – as well as positively engaging with the communities where we operate in New York and Minnesota

A strong governance framework – including an effective ethics and compliance program, thoughtful attention to information security and privacy concerns, and quality corporate governance practices at the Board level – is critical to our long-term success as a real-estate finance company

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PROPOSAL 2: ADVISORY APPROVAL OF EXECUTIVE COMPENSATION
The Board of Directors recommends that you vote FOR this advisory “Say on Pay” proposal. Our executive compensation program is designed to reward performance and align with stockholders’ interests.
FOR (See Page 37)
COMPENSATION PHILOSOPHY
OUR EXECUTIVE COMPENSATION PROGRAM IS DESIGNED TO:

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Attract, retain and incentivize the best talent to support our business objectives;

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Pay for performance by linking compensation to the achievement of short-term and long-term financial and strategic goals;

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Align the interests of our named executive officers, or NEOs, and stockholders by tying elements of executive compensation to corporate performance and generated returns; and

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Ensure fair, equitable and competitive pay practices.

EXECUTIVE COMPENSATION COMPONENTS AWARDED IN 2024
Cash	Base Salary	• Intended to provide market-competitive fixed income • Only element of total direct compensation not at performance risk
Annual Incentive Plan (AIP)
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Target amount is 100% of base salary for CEO and 75% of base salary for each of the other NEOs

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Performance period: 2024

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Pays out at 0% – 200% of target amount

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Performance metrics:

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50% financial measures – “Run-Rate” ROAE and Change in Book Value per Share, weighted evenly

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50% strategic objectives fundamental to the business

Equity	Performance Stock Units (PSUs)
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50% of annual equity award value delivered as PSUs

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Performance period: 2024-2027

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Vests at 0% – 200% of target number of units

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Performance metrics:

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25% Absolute “Run-Rate” ROAE

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25% Relative “Run-Rate” ROAE

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25% Absolute Change in Book Value per Share

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25% Relative Change in Book Value per Share

	Restricted Stock Units (RSUs)	• 50% of annual equity award value delivered as RSUs, with three-year ratable vesting • Supplemental RSU awards granted in June 2024, with three-year cliff vesting
2025 PROXY STATEMENT / 7

QUALITY COMPENSATION PRACTICES
What We Do

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A significant portion of each NEO’s compensation is at risk

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We have adopted meaningful stock ownership requirements applicable to our NEOs

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Our independent Compensation Committee retains an independent compensation consultant who provides no other services to our Company

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Performance-based cash and equity awards have a sliding scale earn-out structure that allows for 0% payouts and is capped at 200% of target amounts

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Our performance-based equity awards use both absolute and relative performance metrics

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Our Compensation Committee conducts an annual compensation risk assessment

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We hold an annual Say on Pay vote

What We Don’t Do

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Our NEOs do not receive perquisites or retirement plans not available to other employees

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We do not allow our NEOs to hedge or pledge their Company stock

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We do not have single-trigger accelerated vesting of equity awards upon a change of control of our Company, and our equity plan does not use a liberal definition of “change of control”

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We do not pay dividends on any performance-based equity units that are not earned through satisfaction of the awards’ performance metrics

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We do not provide tax gross-ups

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Our NEOs’ employment agreements do not provide for excessive severance payments

PROPOSAL 3: APPROVAL OF PROPOSED AMENDED AND RESTATED GRANITE POINT MORTGAGE TRUST INC. 2022 OMNIBUS INCENTIVE PLAN
The Board of Directors recommends that you vote FOR the proposed Amended and Restated Granite Point Mortgage Trust Inc. 2022 Omnibus Incentive Plan.
FOR (See Page 77)

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR
The Board of Directors recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025.
FOR (See Page 90)
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Proposal 1: Election of Directors
Proposal 1: Election of Directors

Pursuant to our Amended and Restated Bylaws, or Bylaws, each of our directors is elected by stockholders each year at our annual meeting to serve terms expiring at the next annual meeting and until his or her successor is duly elected and qualified. Our Bylaws provide that our Board may be comprised of no fewer than the number of directors required by the Maryland General Corporation Law and no more than 15, with the precise number to be set by our Board.
Our Board currently has seven members, each of whom has been nominated by the Board for election at the annual meeting of stockholders to be held on June 5, 2025, or the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.
Patrick G. Halter and Lazar Nikolic were each appointed by the Board to serve as directors in January 2025, and the other five directors were elected by stockholders at the 2024 annual meeting. Mr. Halter was recommended to serve as a director by a third-party search firm, and Mr. Lazar was recommended to serve as a director by a stockholder. W. Reid Sanders had served on our Board from 2017 until he passed away in January 2025.
Key Skills and Qualifications
We have highly qualified director nominees who reflect a broad and diverse mix of business backgrounds, skills and experience. We believe that each of our director nominees possesses high standards of ethics, integrity and professionalism, sound judgment and a commitment to representing the long-term interests of our stockholders.
It is particularly important that the following skills and qualifications are represented on our Board so that it can oversee our Company effectively:
Key Skill or Qualification	Number of Nominees	Connection to Granite Point’s Strategy
Real Estate or REIT	7	Directors with extensive knowledge of, and/or experience in, the real estate sector and/or REITs have the knowledge needed to set and oversee our strategy
Strategic Opportunities or Balance Sheet Management	7	Directors with experience overseeing corporate strategy (including M&A and capital markets transactions) and/or balance sheet management (including funding and capital allocation strategies) help evaluate value-creating opportunities for our Company and our stockholders
Finance or Accounting	7	Directors with strong financial literacy and experience reviewing financial reporting and internal controls enhance our Board’s ability to oversee our strategy and drive accurate and transparent reporting to our stockholders
Credit or Principal Investing	6	Directors with experience in credit investing and/or principal investing provide valuable perspectives that inform our strategy and long-term, fundamental, value-driven investment philosophy
Operations and Management	5	Directors with operations and management experience help guide our Company through various economic, credit and interest rate cycles and enhance our Board’s ability to develop and oversee our internal operations and business strategy
		(continued)
2025 PROXY STATEMENT / 9

Proposal 1: Election of Directors
Key Skill or Qualification	Number of Nominees	Connection to Granite Point’s Strategy
Prior Public Board or Governance Experience	4	Directors with experience serving on public company boards or on organizations with a governance focus help promote a culture of accountability and transparency on our Board, in addition to instituting corporate governance policies that protect stockholder interests
Investor Perspective	4	Directors with experience understanding the investor perspective and/or maintaining deep institutional relationships enhance our investor communications and outreach practices as a publicly traded company
ESG	2	Directors with experience evaluating and overseeing ESG efforts, including but not limited to environmental sustainability and human capital management efforts, allow our Company to build and maintain a long-term, responsible business model, and deepen relationships with our investors, business partners, other stakeholders and communities
Nominee Skills and Qualifications Matrix
The following matrix portrays the foregoing key skills and qualifications and the self-identified demographic characteristics of the seven director nominees standing for election to our Board at the Annual Meeting. Our directors have had varied experiences, and for each of them the matrix below indicates the skills and qualifications that are most salient to his or her service on our Board.
	Kasnet	Taylor	Dehne	Halter	McGrath	Nikolic	Woodhouse
Real Estate or REIT
Strategic Opportunities or Balance Sheet Management
Finance or Accounting
Credit or Principal Investing
Operations and Management
Prior Public Board or Governance Experience
Investor Perspective
ESG
Demographic Characteristics
Women
Ethnic/Racial Minorities
Please read the nominee biographies that follow for more detailed information regarding the specific experience, qualifications, attributes and skills of each director nominee that led our Board to conclude that he or she should be nominated to serve on our Board, as well as other biographical information as of April 1, 2025.
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Proposal 1: Election of Directors
Chair of the Board and Independent Director Committee(s): Audit (Chair)	STEPHEN G. KASNET
	Age: 79	Director Since: 2017

KEY SKILLS & QUALIFICATIONS
Real Estate or REIT – Through various director and management positions, including at Two Harbors Investment Corp., Silver Bay Realty Trust, Bradley Real Estate Trust and Harbor Global, Mr. Kasnet has extensive REIT and real estate sector experience
Strategic Opportunities or Balance Sheet Management – In various director and management positions, including at Two Harbors Investment Corp. and Silver Bay Realty Trust, Mr. Kasnet has experience navigating and evaluating M&A, capital markets and other strategic opportunities and in balance sheet management
Finance or Accounting – As a qualified financial expert on the Audit Committee, Mr. Kasnet has the experience and financial literacy to oversee financial reporting and internal controls
Credit or Principal Investing – As a director of Two Harbors Investment Corp., former CEO of Pioneer First Voucher Fund and former President of Pioneer Real Estate Investors, among other positions, Mr. Kasnet has experience investing in real estate and other real estate products
Operations and Management – Through various executive roles in the real estate and mortgage REIT industry, Mr. Kasnet has the right expertise to help develop and oversee our business strategy and has a broad perspective on operational matters
Prior Public Board or Governance Experience – Mr. Kasnet has served as a director for multiple public companies, including Two Harbors Investment Corp. (NYSE: TWO), Silver Bay Realty Trust (NYSE: SBY), Columbia Laboratories (NASDAQ: CBRX) and Rubicon (NZX: RBC)

PROFESSIONAL EXPERIENCE

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President and CEO, Harbor Global and CEO, PIOglobal Investment Fund (a subsidiary of Harbor Global) (2000-2006)

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CEO, Pioneer First Voucher Fund (Russia) (2000-2006)

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President, Pioneer Global Institutional Advisors (1995-2000)

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President, Pioneer Real Estate Investors (1993-2000)

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Director and Member of the Executive Committee, The Bradley Real Estate Trust (1995-1999)

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President, Cabot, Cabot and Forbes Asset Management (1990-1993)

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Additional senior management positions with other financial organizations, including First Winthrop Corporation and Winthrop Financial Associates

OTHER CORPORATE BOARDS
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Chairman of the Board, Member of the Audit and Risk Oversight Committees, Two Harbors Investment Corp. (NYSE: TWO) (2009-present)

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Director, Silver Bay Realty Trust Corp. (NYSE: SBY) (2012-2017)

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Chairman of the Board, Rubicon (NZX: RBC) (2008-2018)

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Director, First Ipswich Bancorp (2008-2020)

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Director, GoodBulk, an ocean cargo carrier (2017-2019)

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Chairman of the Board, Tenon Ltd., a timberland owner and wood product producer (2016-2018)

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Chairman of the Board, Columbia Laboratories, Inc. (NASDAQ: CBRX) (2004-2015)

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Director, Republic Engineered Products, a specialty steel manufacturer (2002-2008)

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Director, FTD, a florist collective (2001-2005)

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Chairman of the Board, Warren Bank & Warren Bancorp. (1990-2003)

ORGANIZATIONS • Trustee, The Governor’s Academy, a private coed boarding high school in Byfield, Massachusetts
EDUCATION • BA, University of Pennsylvania
2025 PROXY STATEMENT / 11

Proposal 1: Election of Directors
President, Chief Executive Officer and Director	JOHN (“JACK”) A. TAYLOR
	Age: 69	Director Since: 2017

KEY SKILLS & QUALIFICATIONS
Real Estate or REIT – Through various management and real estate group leadership positions at asset management firms, including PGIM Real Estate Investors, UBS and PaineWebber, and membership in the Commercial Real Estate Finance Council and President’s Council of the Real Estate Roundtable, Mr. Taylor has extensive real estate sector experience
Strategic Opportunities or Balance Sheet Management – As a leader in the real estate groups at Prudential Real Estate Investors, UBS, PaineWebber and Kidder, Peabody & Co., Mr. Taylor has extensive experience managing corporate strategy in the real estate sector – including by effecting transactions and raising capital – and the right experience to manage our balance sheet and funding profile
Finance or Accounting – Through various management positions at real estate finance companies, Mr. Taylor brings strong financial literacy and a deep expertise in real estate finance fundamentals
Credit or Principal Investing – As partner of Five Mile Capital and Head of Global Real Estate Finance at Prudential Real Estate Investors, Mr. Taylor has developed deep knowledge of debt products and asset-based lending in the real estate space
Operations and Management – As President and CEO of Granite Point and through various management positions at asset management firms, Mr. Taylor has extensive knowledge of our Company and the right experience to oversee our Company’s operations and business strategy
Investor Perspective – As President and CEO of Granite Point and through various management positions at asset management firms, Mr. Taylor has extensive experience with investor communications practices

PROFESSIONAL EXPERIENCE

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President and CEO, Granite Point Mortgage Trust (2017-present)

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Global Head of Commercial Real Estate, Pine River Capital Management (2014-2020)

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Managing Director, Head of Global Real Estate Finance, Member of the Global Management Committee and Chair of the Global Investment Committee for debt and equity, Prudential Real Estate Investors (now known as PGIM Real Estate) (2009-2014)

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Partner, Five Mile Capital Partners (2003-2007)

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Co-Head of Real Estate Investment Banking for the Americas and Europe, UBS

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Head of Real Estate Group and Member of the Operating Committee, PaineWebber

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Head Trader and Manager of CMBS and Principal Commercial Mortgage business, Kidder, Peabody & Co.

ORGANIZATIONS
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Founding Governor and Member, Commercial Real Estate Finance Council (formerly known as the Commercial Mortgage Securities Association)

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Member, President’s Council of the Real Estate Roundtable

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Chairman of the Board, Innocence Project, an organization that works to free the innocent, prevent wrongful convictions and create fair, compassionate and equitable systems of justice for everyone

EDUCATION • JD, Yale Law School • MSc, International Relations, London School of Economics and Political Science • BA, University of Illinois
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Proposal 1: Election of Directors
Independent Director Committee(s): Nominating & Corporate Governance (Chair), Compensation	TANUJA M. DEHNE
	Age: 53	Director Since: 2017

KEY SKILLS & QUALIFICATIONS
Real Estate or REIT – As a director at Silver Bay Realty Trust, Ms. Dehne developed knowledge of REITs and the real estate sector
Strategic Opportunities or Balance Sheet Management – In various director and management positions, including at Silver Bay Realty Trust, Advanced Disposal Services and NRG Energy, as well as in private legal practice, Ms. Dehne has experience navigating and evaluating M&A, capital market and other strategic opportunities
Finance or Accounting – Through her experience as a corporate and securities attorney, service on the Audit Committee of Silver Bay Realty Trust and her experience overseeing the investment management of an endowment, Ms. Dehne has the financial literacy to oversee financial reporting and internal controls
Operations and Management – Through various roles and spans of control at NRG Energy and the Geraldine R. Dodge Foundation, Ms. Dehne has significant operational and management experience, including experience in managing human capital, that enhances our Board’s ability to develop and oversee our operations and business strategy
Prior Public Board or Governance Experience – With over two decades teaching, advising and serving on corporate boards, and as Chair of the Advisory Board of the Gupta Governance Institute at Drexel University, Ms. Dehne provides corporate governance expertise to our Board
ESG – Through her senior roles at NRG Energy and the Geraldine R. Dodge Foundation, in addition to her service on Climate Real Impact Solutions II Acquisition Corp.’s board, Ms. Dehne gained experience with environmental, sustainability and social justice issues and best practices

PROFESSIONAL EXPERIENCE

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President and CEO, Geraldine R. Dodge Foundation, a private foundation that supports, centers, and connects communities and changemakers who are addressing the root causes and repair of structural racism and inequity in New Jersey (2019-2024)

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NRG Energy (NYSE: NRG) (2004-2016)

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Executive Vice President, Chief Administrator and Chief of Staff

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Additional roles included: Senior Vice President, Human Resources; Secretary and Deputy/Assistant General Counsel

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Practiced corporate law as a member of the business department, Saul Ewing (1999-2004)

OTHER CORPORATE BOARDS
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Director, Climate Real Impact Solutions II Acquisition Corp. (NYSE: CLIM.U) (2021-2022)

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Director, Advanced Disposal Services (NYSE: ADSW) (2017-2020)

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Director, Silver Bay Realty Trust (NYSE: SBY) (2012-2017)

ORGANIZATIONS
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Chair, Advisory Board of the Gupta Governance Institute, Drexel University

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Trustee, Lafayette College

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Trustee, New York Public Radio

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Trustee, AAPIP (Asian Americans/Pacific Islanders in Philanthropy)

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Trustee, Philanthropy New York

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Member, Nominating and Governance Peer Group Steering Committee, Women Corporate Directors

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Faculty Member, NACD Board Advisory Services

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Trustee, New Jersey Institute for Social Justice

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Co-Chair, Women Corporate Directors Philadelphia

EDUCATION • JD, Syracuse University • MA, Political Science, University of Pennsylvania • BA, Lafayette College
2025 PROXY STATEMENT / 13

Proposal 1: Election of Directors
Independent Director Committee(s): Compensation	PATRICK G. HALTER
	Age: 65	Director Since: 2025

KEY SKILLS & QUALIFICATIONS
Real Estate or REIT – Over his four decades in various leadership positions with Principal Financial Group, including as President and CEO of Principal Asset Management and CEO and Senior Executive Director of Principal Real Estate Investors (where, under his leadership, the firm was built into a top 10 global real estate manager), Mr. Halter developed extensive real estate sector experience
Strategic Opportunities or Balance Sheet Management – As President, CEO and COO of Principal Asset Management. responsible for overseeing the firm’s operations, its investment teams and the distribution teams, Mr. Halter gained experience navigating and evaluating strategic opportunities as well as balance sheet management
Finance or Accounting – Through Mr. Halter’s extensive background in the financial services industry, he possesses strong financial literacy and experience to oversee financial reporting and internal controls
Credit or Principal Investing – Through his work as President and CEO of Principal Asset Management, managing over $650 billion in assets, and CEO and Senior Executive Director of Principal Real Estate Investors, Mr. Halter has decades of investing experience
Operations and Management – During his time at Principal Asset Management, Mr. Halter developed extensive experience overseeing operations, global firm relations, human resources and business development; he has the right expertise to help develop and oversee our business strategy and has a broad perspective on operational matters
Investor Perspective –  As a member of Principal’s mutual fund Board and the Board of Governors of the Investment Company Institute, Mr. Halter gained significant experience understanding the investor perspective and is able to enhance our investor communications and outreach practices

PROFESSIONAL EXPERIENCE

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Chief Executive Officer and President, Principal Asset Management, the global investment management business of Principal Financial Group, Inc. (2018-2024)

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Chief Operating Officer, Principal Global Investors, Principal Financial Group, Inc. (2016-2018)

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Chief Executive Officer and Senior Executive Director, Principal Real Estate Investors, Principal Financial Group, Inc. (2003-2016)

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Positions of increasing responsibility at Principal Financial Group, Inc., with a focus on real estate, starting in 1984, including serving as President of the Real Estate Fixed Income Group

EDUCATION • MBA, Finance, Investment and Banking, University of Wisconsin – Madison • BBA, University of Wisconsin – Madison
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Proposal 1: Election of Directors
Independent Director Committee(s): Audit, Nominating & Corporate Governance	SHEILA K. McGRATH
	Age: 60	Director Since: 2023

KEY SKILLS & QUALIFICATIONS
Real Estate or REIT – Given her background as a senior REIT research analyst and involvement with several industry organizations such as the Real Estate Investment Advisory Council (REIAC) and National Association of Real Estate Investment Trusts (NAREIT), Ms. McGrath has a strong understanding of REITs and the real estate sector
Strategic Opportunities or Balance Sheet Management – As a senior equity research analyst for over 25 years, with the last 10 years at Evercore, Ms. McGrath has broad expertise in analyzing and evaluating the financial and public market considerations of M&A, capital markets and other strategic opportunities and brings valuable insight into our balance sheet management policies
Finance or Accounting – Through her 25+ years of experience as a REIT research analyst, Ms. McGrath has deep expertise in REIT fundamentals and valuation, and she is a qualified financial expert on the Audit Committee
Credit or Principal Investing – As a commercial real estate appraiser with the Member of Appraisal Institute (MAI) designation while at CB Commercial, Ms. McGrath brings deep knowledge of commercial real estate valuation and feasibility analysis conducted for financial institutions and institutional investors for both equity investment and debt financing purposes
Investor Communications and Outreach – Given her sell-side research expertise, Ms. McGrath has both an acute understanding of the investor perspective and deep institutional relationships, which enhance our investor communications and outreach
ESG – Through her roles with NAREIT’s Dividends Through Diversity and Inclusion Initiative and the Gaining and Retaining Outstanding Women program at Rutgers Business School’s Center for Women in Business, Ms. McGrath has experience leading inclusion and belonging initiatives in our industry

PROFESSIONAL EXPERIENCE

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Senior Managing Director, Equity REITs, Real Estate Operating Companies, Evercore (2012-2022)

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Managing Director, Senior Vice President and Member of the Research Review and Leadership Committees, Keefe, Bruyette & Woods (2007-2012)

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Senior equity research analyst covering REITs for more than 20 years at other financial organizations, including Smith Barney, UBS and Dresdner Kleinwort

•
Valued commercial real estate properties in the real estate advisory and valuation group at CB Commercial

OTHER CORPORATE BOARDS
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Trustee and Member of the Audit Committee, New Mountain Net Lease Trust (2025-present)

•
Director and Member of the Compensation and Real Estate Investment Committees, Mid-America Apartment Communities, Inc. (NYSE: MAA) (2024-present)

•
Director and Member of the Life Science, Agtech & Advanced Technologies Committee, Alexandria Real Estate Equities, Inc. (NYSE: ARE) (2023-present)

ORGANIZATIONS
•
Member of the Advisory Board of Governors, Real Estate Investment Advisory Council (REIAC), and former member of the Steering Committee of the Dividends Through Diversity and Inclusion Initiative and Best Financial Practices Committee, NAREIT

•
Founding Member of the Board of the Center for Women in Business and Mentor for GROW (Gaining and Retaining Outstanding Women), Rutgers Business School

•
Associate Member of a variety of industry organizations including International Council of Shopping Centers (ICSC), the Urban Land Institute (ULI) and the U.S. Green Building Council

EDUCATION • MBA, Finance and Real Estate, Rutgers University • AB, Lafayette College
2025 PROXY STATEMENT / 15

Proposal 1: Election of Directors
Independent Director Committee(s): Nominating & Corporate Governance	LAZAR NIKOLIC
	Age: 45	Director Since: 2025

KEY SKILLS & QUALIFICATIONS
Real Estate or REIT – As co-founder and Managing Member of JPL Advisors, where he oversees the firm’s portfolio management with a focus in mortgage REITs, equity REITs, closed-end funds, business development companies, specialty finance companies and special situations, Mr. Nikolic has extensive REIT and real estate sector experience
Strategic Opportunities or Balance Sheet Management – Mr. Nikolic has experience navigating and evaluating M&A, capital markets and other strategic opportunities and in balance sheet management as co-founder and Managing Member of JPL Advisors, where he oversees the firm’s portfolio management, investment analysis and risk management, as well as his portfolio management experience at Adler & Co.
Finance or Accounting – Through Mr. Nikolic’s extensive background in the financial services industry, he possesses strong financial literacy and experience to oversee financial reporting and internal controls
Credit or Principal Investing – As co-founder and Managing Member of JPL Advisors, where he oversees the firm’s portfolio management with a focus in mortgage REITs, equity REITs, closed-end funds, business development companies, specialty finance companies and special situations, and as a former Portfolio Manager at Adler & Co., focusing on RMBS and structured credit, Mr. Nikolic provides valuable perspectives that inform our strategy and long-term, fundamental, value-driven investment philosophy
Prior Public Board or Governance Experience – Mr. Nikolic’s service as a director for Front Yard Residential Corporation (NYSE: RESI) prior to its private acquisition in 2021 provides him with a governance perspective
Investor Communications and Outreach – Through his experience as a large shareholder, Mr. Nikolic has a valuable perspective of the investor viewpoint and is able to enhance our investor communications and outreach practices

PROFESSIONAL EXPERIENCE
• Founder and Managing Member, JPL Advisors LLC and JPL Management Services LLC (2016-present) • Portfolio Manager, Adler & Co. (2009-2015)	• Hedge Fund Analyst, Alpha Beta Capital Management (2007-2009) • Software Engineer, Bloomberg LP (2003-2007)
OTHER CORPORATE BOARDS • Front Yard Residential Corporation (NYSE: RESI) (2019-2021)
EDUCATION • MS, Math-Finance, New York University • BS, Lafayette College
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Proposal 1: Election of Directors
Independent Director Committee(s): Compensation (Chair), Audit	HOPE B. WOODHOUSE
	Age: 68	Director Since: 2017

KEY SKILLS & QUALIFICATIONS
Real Estate or REIT – As a long-standing director of Two Harbors Investment Corp., Ms. Woodhouse has developed knowledge of REITs and the real estate sector
Strategic Opportunities or Balance Sheet Management – Through various director and management positions, including at Two Harbors Investment Corp., Piper Jaffray and Seoul Securities, Ms. Woodhouse has experience navigating and evaluating M&A, capital markets and other strategic opportunities and in balance sheet management
Finance or Accounting – As a qualified financial expert on the Audit Committee, Ms. Woodhouse has the experience and financial literacy to oversee financial reporting and internal controls
Credit or Principal Investing – As a former executive at Bridgewater Associates, Soros Fund Management, Tiger Management and Salomon Brothers, Ms. Woodhouse brings extensive investing experience
Operations and Management – As a former executive at Bridgewater Associates, Soros Fund Management, Tiger Management and Salomon Brothers, Ms. Woodhouse brings extensive management and operations experience, including the oversight of human resources
Prior Public Board or Governance Experience – Ms. Woodhouse had served as a director for multiple public companies before joining our Board, including Two Harbors Investment Corp (NYSE: TWO) and Piper Jaffray (NYSE: PJC)

PROFESSIONAL EXPERIENCE
• Chief Operating Officer, Bridgewater Associates (2005-2009) • President and Chief Operating Officer, Auspex Group (2003-2005)	• Chief Operating Officer, Soros Fund Management • Treasurer, Tiger Management • Managing Director, Salomon Brothers

OTHER CORPORATE BOARDS
•
Trustee and Member of the Nominating and Governance Committee, Acadia Realty Trust (NYSE: AKR) (2023-present)

•
Director and Member of the Compensation and Audit Committees, Monro, Inc. (NASDAQ: MNRO) (2023-present)

•
Director, Chair of the Audit Committee and Member of the Risk Oversight Committee, Two Harbors Investment Corp. (NYSE: TWO) (2012-present)

•
Director, Atomyze (2020-2022)

•
Director, Piper Jaffray (NYSE: PJC) (2011-2014)

•
Director, Seoul Securities (2001-2003)

ORGANIZATIONS • Member, Children’s Services Advisory Committee of Indian River County • Trustee, Tiger Foundation
EDUCATION • MBA, Harvard University • AB, Georgetown University
Voting Recommendation

PROPOSAL 1: ELECTION OF DIRECTORS
The Board of Directors recommends that you vote FOR each director nominee. These individuals bring relevant experiences and perspectives that are essential to good governance and leadership of our Company.
FOR
2025 PROXY STATEMENT / 17

Corporate Governance and Board Matters
Corporate Governance and
Board Matters

Governance Documents
Our Board is committed to maintaining the highest standards of business conduct and corporate governance. Our Corporate Governance Guidelines, in conjunction with our Charter, Bylaws and Board committee charters, provide the framework for the corporate governance practices described in this proxy statement.
We have also adopted a Code of Business Conduct and Ethics that applies to our officers, directors and employees, and specifically to our principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions. Among other matters, our Code of Business Conduct and Ethics is designed to detect and deter wrongdoing and to promote:
•
Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

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Full, fair, accurate, timely and understandable disclosure in our reports filed with the SEC and other public communications;

•
Appropriate treatment of confidential corporate information;

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A safe and healthy work environment that is free from discrimination and harassment;

•
Compliance with applicable laws, rules and regulations;

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Fair dealing with counterparties, suppliers, competitors, colleagues and others;

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Fair competition when interacting with competitors and business partners;

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Protection and proper use of Company assets;

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Prompt internal reporting of violations of the Code of Business Conduct and Ethics to appropriate persons identified therein; and

•
Accountability for adherence to the Code of Business Conduct and Ethics.

Our Code of Business Conduct and Ethics also establishes that our Company will not make contributions to political candidates, political parties or political campaigns or to intermediary organizations such as political action committees.
You can access our Code of Business Conduct and Ethics, our Corporate Governance Guidelines, and the charters for our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee on our website at www.gpmtreit.com or by writing to our Investor Relations department by email to investors@gpmtreit.com or by regular mail to Granite Point Mortgage Trust Inc., 3 Bryant Park, Suite 2400A, New York, New York 10036. We intend to satisfy applicable disclosure requirements regarding amendments to, and waivers from, the provisions of the Code of Business Conduct and Ethics by posting such information on our website at www.gpmtreit.com.
Insider Trading Policy and Practices
Our Board has adopted an Insider Trading Policy to promote compliance with applicable securities law prohibiting certain persons who possess material nonpublic information about a company from trading in the securities of that company. Our Insider Trading Policy applies to all officers, directors, employees and consultants of our Company, as well as any family members of such persons residing in the same household and entities over which such persons have investment influence or control.
Our Insider Trading Policy prohibits persons subject thereto from transacting in our Company’s securities while in possession of material nonpublic information about our Company unless one of the policy’s exceptions
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Corporate Governance and Board Matters
apply. It also prohibits hedging and pledging transactions involving Company securities (as discussed more fully in “Compensation Discussion and Analysis”), engaging in short sales involving Company securities and recommending the purchase or sale of Company securities to others.
To further facilitate compliance with insider trading laws and to assist in the administration of the policy, we have implemented preclearance procedures and trading windows, as described in our Insider Trading Policy, and require annual compliance certifications from all officers, directors and employees. A copy of the Company’s Insider Trading Policy is filed with the SEC as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024.
In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements.
Director Independence
NYSE listing standards require that a majority of a company’s board of directors be composed of “independent directors,” which is defined generally as a director having no material relationship with the company that, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Consistent with the foregoing, our Board has affirmatively determined, upon the review and recommendation of our Nominating and Corporate Governance Committee, that each of the following directors and director nominees meets the qualifications of an independent director:
•
Tanuja M. Dehne

•
Stephen G. Kasnet

•
Patrick G. Halter

•
Sheila K. McGrath

•
Lazar Nikolic

•
Hope B. Woodhouse

In addition, W. Reid Sanders, who was a director on our Board for all of 2024, met the qualifications of an independent director.
Board Leadership Structure
Our Board is led by a Chair who is appointed annually by the directors to perform such duties and exercise such powers as from time to time shall be prescribed by our Bylaws and Corporate Governance Guidelines or by our Board. Under our governance documents, both independent and non-independent directors are eligible for appointment as the Chair, and our Board is able to change its leadership structure if it determines that such a change is appropriate and in the best interest of our Company.
Our Board has appointed Stephen G. Kasnet, who qualifies as an independent director, to serve as its Chair. As detailed in his biographical statement above, Mr. Kasnet brings a wealth of corporate leadership and industry experience to the position.
Among other things, Mr. Kasnet’s work as Chair includes presiding at meetings of the full Board and meetings of stockholders, calling and leading executive sessions of our independent directors, consulting with management and the Board committee chairs in establishing the agenda for Board and Board committee meetings, and helping facilitate communication between the CEO and the other directors. Our Board believes that separating the Chair role from the CEO role provides the appropriate balance at this time between the authority of those who oversee our Company and those who manage it on a day-to-day basis.
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Corporate Governance and Board Matters
Committee Member Qualifications
Our Board has formed three standing committees: the Audit, Compensation, and Nominating and Corporate Governance Committees. Each committee is composed solely of directors who meet the independence requirements of the NYSE, including with respect to our Compensation Committee, the NYSE’s independence requirements specific to members of listed companies’ compensation committees. Additionally, our Compensation Committee is composed exclusively of “non-employee directors,” as defined in Rule 16b-3 under the Exchange Act.
In accordance with NYSE rules, each member of our Audit Committee is financially literate, in that he or she is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, our Board has determined that Stephen G. Kasnet, Sheila K. McGrath and Hope B. Woodhouse qualify as “audit committee financial experts,” as defined under SEC rules and regulations.
Committee Responsibilities
Information about the current membership and key responsibilities of each of our standing committees follows. The committees’ purpose and responsibilities are more fully set forth in their charters, which are available on our website or at the address listed under “Governance Documents” above. The committees review their charters at least annually.
AUDIT COMMITTEE Current Members: Stephen G. Kasnet (Chair) Sheila K. McGrath Hope B. Woodhouse Meetings in 2024: 8
Key Responsibilities:
•
Review interim financial information and audited financial statements included in reports filed with the SEC;

•
Review financial information included in earnings press releases issued by our Company;

•
Produce the Audit Committee Report;

•
Review the adequacy and effectiveness of our Company’s system of internal accounting controls;

•
Review our Company’s assessment and management of its risk exposures;

•
Review, approve and oversee any related person transactions as defined by SEC rules and regulations;

•
Oversee our Company’s compliance and ethics programs;

•
Oversee our Company’s internal audit activities; and

•
Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor.

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COMPENSATION COMMITTEE Current Members: Hope B. Woodhouse (Chair) Tanuja M. Dehne Patrick G. Halter Meetings in 2024: 10
Key Responsibilities:
•
Establish our Company’s general compensation philosophy for the CEO and other executive officers;

•
Determine all matters relating to the compensation of the CEO and other executive officers, including corporate goals and objectives tied to compensation;

•
Administer, review and make recommendations to our Board with respect to our Company’s incentive compensation plans;

•
Review and recommend to our Board compensation programs applicable to directors;

•
Review our Company’s human capital management strategies and practices;

•
Review and assess the incentives and risks arising from our Company’s compensation programs and plans; and

•
Produce the Compensation Committee Report.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE Current Members: Tanuja M. Dehne (Chair) Sheila K. McGrath Lazar Nikolic Meetings in 2024: 5
Key Responsibilities:
•
Assist our Board in fulfilling its responsibilities to assure that our Company is governed in a manner consistent with the interest of its stockholders;

•
Recommend to our Board changes in the size, composition, organization and operational structure of our Board and its committees;

•
Recommend to our Board director nominees to stand for election or re-election, conducting a search to identify a nominee or nominees in the event of a vacancy or newly created Board seat;

•
Make recommendations to our Board regarding director qualifications, eligibility criteria and independence;

•
In coordination with the Chair of our Board and members of our Company’s senior management, consider succession planning for our Company’s CEO and other senior executive officers;

•
Review, and assist our Board in overseeing, our Company’s ESG priorities, strategies and related public disclosures; and

•
Oversee the evaluation of the effectiveness of our Board, its committees and directors (see “Board, Committee and Director Assessment” below for detailed information).

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Corporate Governance and Board Matters
Succession Planning
As noted above, it is the responsibility of our Nominating and Corporate Governance Committee to consider succession planning for our CEO and other senior officers. The committee discharges this responsibility in conjunction with the Chair of our Board and members of senior management. For the CEO role in particular, this planning involves consideration of both short-term, emergency scenarios and longer-term scenarios in which the officer’s departure is foreseen.
Our Company managed two executive transitions this past year, and both were orderly. When Marcin Urbaszek, our former Chief Financial Officer, notified our Board in August 2024 that he would be leaving our Company to pursue another professional opportunity, we promptly hired Blake Johnson, who had worked with our Company prior to the Internalization. Mr. Johnson served as Deputy Chief Financial Officer for almost two months before Mr. Urbaszek departed, which allowed for a smooth transition of responsibilities.
In January 2025, we prepared for the transition of the Chief Operating Officer role from Steven Plust to Ethan Lebowitz, a senior employee who has worked at our Company for many years. Under the terms of their respective employment agreements, Mr. Lebowitz is currently serving as Deputy Chief Operating Officer, and after the Chief Operating Officer role has been shifted to Mr. Lebowitz on or before May 1, 2025, Mr. Plust will continue to serve as Senior Managing Director for a term that could last until December 31, 2027. We believe that these two successful transitions illustrate our thoughtful approach to both planned and unplanned successions.
Board Refreshment
It is also the responsibility of our Nominating and Corporate Governance Committee to provide leadership to the Board regarding the size and composition of the Board and director nominations. Under the committee’s guidance, we have added three new independent directors over the past two years: Sheila K. McGrath, Patrick G. Halter and Lazar Nikolic. These additions have contributed depth and breadth to our Board’s pool of skills and experience. The recent growth in our Board ensured that our Board and its committees continued to function effectively even with the sudden loss of a director when W. Reid Sanders passed away in January 2025.
Board and Committee Meetings
Our Board meets on a regularly scheduled basis during the year to review significant developments affecting our Company and to act on matters requiring Board approval. It also holds special meetings when important matters require Board action between scheduled meetings. It met 9 times in 2024. Members of senior management regularly attend Board meetings to report on and discuss their areas of responsibility. In addition, our Board and its committees are able to consult with and retain independent legal, financial or other advisors as they deem necessary and appropriate from time to time. The independent directors have the opportunity to meet in executive session, without management present, at each Board meeting. Stephen G. Kasnet presides over these sessions as our Board’s independent Chair.
Directors are encouraged to attend all meetings of our Board and of our Company’s stockholders. Each of our directors attended at least 75% of the total number of meetings held by our Board and all committees on which he or she served during 2024. Each of our directors serving on our Board at the time attended our annual meeting of stockholders held in June 2024.
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Board, Committee and Director Assessment
Our Board conducts an annual assessment of its performance and the performance of its committees and individual directors. The Chair of our Nominating and Corporate Governance Committee (abbreviated as “N&CG Committee” below) is responsible for leading the assessment, which takes place in advance of the annual consideration of director nominees. The assessment is used to inform director nomination considerations and identify opportunities to enhance Board and committee effectiveness, including the relationship between management and our Board and committees.
The assessment carried out in early 2025 followed the process depicted below.
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Corporate Governance and Board Matters
Role of Our Board in Risk Oversight
Our management team is responsible for assessing and managing the risks faced by our Company, subject to the oversight of our Board. Management routinely informs our Board and its committees of developments that could affect our risk profile or other aspects of our business. Our Board fulfills its oversight responsibilities as a full Board or through delegation to its committees as described below.

BOARD OF DIRECTORS
Our Board exercises broad oversight of our Company’s risk management, including through the review of our business plans, capital structure and financial results. Our Board has also established investment guidelines, which set parameters for the type and size of investments management can make without further Board approval.

AUDIT COMMITTEE
This committee is primarily responsible for reviewing our Company’s assessment and management of its risk exposures:
•
Guidelines and policies to govern risk management and assessment;

•
The adequacy of our Company’s insurance coverage;

•
Any uninsured or commercially uninsurable risks;

•
Our Company’s interest rate risk management;

•
Our Company’s counterparty and credit risks;

•
Our Company’s information security and technology risks (including cybersecurity); and

•
Any environmental risks relating to our Company, including those related to climate change.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE This committee recommends appropriate corporate governance practices. It also reviews our Company’s ESG priorities, strategies and public disclosures.
COMPENSATION COMMITTEE This committee is responsible for assessing the risks arising from our compensation programs and plans. It also reviews our human capital management strategies and practices.

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Director Nomination Process and Considerations
Our Nominating and Corporate Governance Committee is responsible for recommending to our Board the range of qualifications that should be represented on our Board and eligibility criteria for membership on our Board and its committees, as well as recommending director nominees to stand for election or re-election to our Board. Our Corporate Governance Guidelines set forth the following qualification standards applicable to our directors:
•
Possession of the highest personal and professional ethics, integrity and values;

•
The ability to exercise good business judgment and be committed to representing the long-term interests of our Company and its stockholders;

•
Having an inquisitive and objective perspective, practical wisdom and mature judgment; and

•
The ability and willingness to devote sufficient time and effort to carrying out Board duties and responsibilities effectively.

In considering candidates for nomination as a director to fill an existing vacancy or add a member, our Nominating and Corporate Governance Committee conducts a search to identify potential candidates based on their mix of skills and qualifications and the contribution that the candidate could be expected to make to the overall functioning of our Board. With respect to the re-nomination of incumbent directors, our Nominating and Corporate Governance Committee considers the foregoing factors, as well as past participation in, and contributions to, the activities of our Board and its committees. Our Board has not adopted term limits or a mandatory retirement age because it believes that a director’s tenure is more appropriately determined through the Board assessment and re-nomination processes.
Our Corporate Governance Guidelines also provide that our Company shall endeavor to have a Board representing a broad range of education and experience that provides knowledge of business, financial, governmental or legal matters that are relevant to our business and to our status as a publicly owned company. Our Company also considers diversity of gender, race, ethnicity, age and background in the composition of our Board. To that end, our Corporate Governance Guidelines provide that our Nominating and Corporate Governance Committee will take reasonable steps to assemble a diverse pool of nominees when conducting searches for new directors, and any search firm engaged by our Nominating and Corporate Governance Committee will be affirmatively instructed to seek to include diverse candidates.
Our Nominating and Corporate Governance Committee will consider candidates recommended for nomination to our Board by our stockholders. Stockholder recommendations for nominees to our Board should be submitted in writing to our Secretary. The manner in which our Nominating and Corporate Governance Committee evaluates candidates recommended by stockholders is the same as any other candidate, except that the committee will also seek and consider information concerning any relationship between a stockholder recommending a candidate and the candidate to determine whether the candidate can represent the interests of all of our stockholders. Our Nominating and Corporate Governance Committee will not consider a candidate recommended by a stockholder unless the stockholder’s proposal provides a certification that the potential candidate consents to being named in a proxy statement relating to the stockholders’ meeting and will serve as a director if elected.
Director Commitments
In furtherance of our expectation that directors devote significant time to their service on our Board, our Corporate Governance Guidelines provide that directors who also serve as chief executive officers or hold equivalent positions at other public companies should not serve on more than one other public company board in addition to our Board, and other directors should not serve on more than three other boards of public companies in addition to our Board. Our Audit Committee charter further provides that members of that committee may not serve on more than two other audit committees for publicly listed companies.
Majority Vote Standard for Director Elections
Our Bylaws provide that in uncontested elections (which occurs when the number of director nominees equals the number of directors to be elected), a nominee for director will be elected to the Board if the number of votes cast “for” the nominee’s election exceeds the number of votes cast “against” that nominee’s election.
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Corporate Governance and Board Matters
If a director nominee who is an incumbent director receives a greater number of votes “against” than votes “for” his or her election, and with respect to whom no successor has been elected, such incumbent director shall promptly tender his or her offer to resign to our Board for its consideration following certification of the stockholder vote. Within 90 days following certification of the stockholder vote, our Nominating and Corporate Governance Committee shall consider the tendered resignation offer and make a recommendation to our Board whether or not to accept such offer, and our Board shall act on our Nominating and Corporate Governance Committee’s recommendation.
In determining whether to accept the resignation offer, our Nominating and Corporate Governance Committee and Board may consider any factors they deem relevant, including, among other things, whether accepting the resignation of such director would cause our Company to fail to meet any applicable SEC or NYSE rules or requirements. Thereafter, our Board shall promptly and publicly disclose its decision-making process regarding whether to accept the director’s resignation offer or the reasons for rejecting the resignation offer, if applicable, in a Current Report on Form 8-K furnished to the SEC. Any director who tenders his or her resignation offer will not participate in our Nominating and Corporate Governance Committee’s recommendation or our Board’s action regarding whether to accept the resignation offer. If our Board does not accept the director’s resignation offer, such director will continue to serve until the next annual meeting of stockholders and until such director’s successor is duly elected and qualified or until the director’s earlier resignation or removal.
In a contested election, the director nominees who receive a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present will be elected as directors. Under the plurality standard, the number of nominees equal to the number of vacancies to be filled who receive more votes than other nominees are elected to our Board, regardless of whether they receive a majority of votes cast.
Communications with Our Board
We provide the opportunity for our stockholders and all other interested parties to communicate with members of our Board. Stockholders and all other interested parties may communicate with the independent directors or the chair of any of the committees of our Board by email or regular mail. All communications should be sent to our Company’s Secretary, Michael J. Karber.
BY EMAIL
Please send correspondence via email to secretary@gpmtreit.com
BY MAIL
Please send correspondence via regular mail to the attention of the independent directors, the Chair of the Audit Committee, the Chair of the Compensation Committee or the Chair of the Nominating and Corporate Governance Committee, as the case may be, in each instance in care of the Secretary at our Company’s office at 3 Bryant Park, Suite 2400A, New York, New York 10036.
Our Secretary will review each communication received in accordance with this process to determine whether the communication requires immediate action. Our Secretary will forward all appropriate communications received, or a summary of such communications, to the appropriate member(s) of our Board. However, we reserve the right to disregard any communication that we determine is unduly hostile, threatening or illegal, does not reasonably relate to our Company or is similarly inappropriate. Our Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.
Stockholder proposals must be made in accordance with the procedures set forth in our current Bylaws or the procedures set forth in Rule 14a-8 under the Exchange Act and not the procedures set forth in the preceding paragraph or the procedures set forth in “Corporate Governance and Board of Directors – Director Nomination Process.” Nominations for our Board may only be made in accordance with the procedures set
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forth in our Bylaws. Certain matters set forth in our Bylaws for stockholder proposals, including nominations to our Board, as well as certain matters set forth in Rule 14a-8 for stockholder proposals, are described later in this proxy statement under “Other Matters –  Stockholder Proposals and Director Nominations for 2026 Annual Meeting.”
Investor Engagement
We engage with many of our equity and fixed-income investors through targeted investor outreach, holding one-on-one meetings, and attending real estate lending industry and equity/fixed-income investor conferences. In addition, we invite our largest stockholders to have a conversation on corporate governance topics and executive compensation at least annually. See “Compensation Discussion and Analysis” for a description of our compensation-related conversations with investors in 2024.
Director Orientation and Continued Education
We provide each new director with a comprehensive orientation, including our Company’s business operations, strategy and governance. We also provide new directors with the opportunity to meet in one-on-one sessions with our Chief Executive Officer, other directors and other members of senior management.
In addition, we believe that our stockholders are best served by a board of directors composed of individuals who are well-versed in modern principles of corporate governance and other subject matters relevant to board service, and who thoroughly comprehend the role and responsibilities of an effective board in the oversight of our Company and its management. To this end, we have adopted a formal Director Education Policy under which our directors are encouraged to attend such director education programs as they deem appropriate to stay abreast of developments in corporate governance and “best practices” relevant to their contribution to our Board generally, as well as to their responsibilities in their specific committee assignments and other roles. We reimburse our directors for their reasonable costs and attendance fees to participate in such programs up to $5,000 per director each year.
Several of our independent directors attended cybersecurity education sessions offered by third-party providers during 2024. Other topics covered by education sessions our independent directors attended in 2024 include succession planning, artificial intelligence, board performance management, compensation committee matters, governance committee matters, and regulatory trends.
We also include director education sessions in our Board meetings periodically. These sessions may be led by members of management or by external advisors and cover a range of topics relevant to the directors’ service on our Board.
Director Compensation
We compensate the independent members of our Board for their service. We believe that director compensation should achieve the following objectives:
Align the interests of our directors and our stockholders	Attract and retain outstanding director candidates to provide meaningful oversight of our business	Reflect the substantial time commitment our directors make to their Board and committee service
DIRECTOR COMPENSATION CONSIDERATIONS
Our Compensation Committee is responsible for reviewing and making recommendations to our Board regarding the compensation of our Company’s independent directors, which is set forth in our Director Compensation Policy. In doing so, our Compensation Committee will work with an independent compensation consultant and consider, among other things, the following:
•
The compensation that is paid to directors of other companies that are comparable to our Company;

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Corporate Governance and Board Matters
•
The amount of time directors are expected to devote to preparing for and attending meetings of our Board and the committees on which they serve;

•
The success of our Company;

•
The additional responsibilities and time commitment associated with being a chair of our Board or one of its committees;

•
If a committee on which a director serves undertakes a special assignment, the importance of that special assignment to our Company and its stockholders; and

•
The risks involved in serving as a director on our Board or a member of its committees.

ANNUAL RETAINERS FOR INDEPENDENT DIRECTORS
Under our Director Compensation Policy, we pay retainers to our independent directors in an equal mix of cash and equity. The cash retainers are paid quarterly in arrears, and the equity is awarded as RSUs that are granted each year on the date of the annual meeting of stockholders. The RSUs vest on the one-year anniversary of their grant date, with prorated vesting for a departure before that anniversary. Independent directors who join our Board between annual meetings receive a prorated RSU award on the date of their appointment that vests on the first anniversary of the previous year’s annual meeting. The RSU awards are accompanied by DERs that, upon the payment of any dividend (other than non-cash extraordinary dividends) by our Company to its common stockholders, pay out with respect to all outstanding RSUs.
Our Director Compensation Policy provides for the annual payments to independent directors described in the table below:
	Cash ($)	Restricted Stock Unit Awards ($)
Board
Chair	160,000	160,000
Other Directors	100,000	100,000
Audit Committee
Chair	10,000	10,000
Other Members	5,000	5,000
Compensation Committee
Chair	6,250	6,250
Other Members	3,750	3,750
Nominating and Corporate Governance Committee
Chair	6,250	6,250
Other Members	3,750	3,750
We do not pay retainers to directors who are not independent. All members of our Board, including directors who are not independent, are reimbursed for their costs and expenses of serving on our Board, including costs and expenses of attending Board and committee meetings. Directors may also be reimbursed for up to $5,000 per year for continuing education costs incurred in connection with their service on our Board.
SUPPLEMENTAL CHAIR COMPENSATION
In addition to the annual retainers set forth above, our current Board Chair, Stephen G. Kasnet, was awarded supplemental compensation in recognition of the extraordinary administrative burdens placed on him in 2020 related to our Company’s transition from external management to internal management and the COVID-19 pandemic.
The supplemental chair compensation was payable in additional RSUs granted on an annual basis over a four-year period with a value of $155,000 per grant, subject to Mr. Kasnet’s continued service on our Board, for
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Corporate Governance and Board Matters
an aggregate award value of $620,000. The first of these four annual grants was made on the date of our annual meeting of stockholders in 2021, and the final grant was made on the date of our annual meeting of stockholders in 2024. Each of the supplemental RSU grants had the same vesting and dividend equivalent provisions as the annual retainer RSU grants.
DIRECTOR STOCK OWNERSHIP GUIDELINES
Our directors are encouraged to own shares of our Company’s common stock to better align their personal interests with the interests of our stockholders. In furtherance of this objective, our Corporate Governance Guidelines provide that each independent director is expected to accumulate shares of common stock with a minimum market value equal to three times such director’s annual cash retainer. Unvested RSUs are included in determining whether a director has satisfied the applicable minimum ownership level.
A director is expected to attain the minimum ownership level within five years of appointment or election. If the minimum amount is not attained by such date – or is not maintained after such date – the director is expected to retain at least 50% of the shares issued upon settlement of equity awards (net of shares sold to pay taxes associated with the awards) until attaining the ownership level. Our Compensation Committee reviews director stock ownership annually to confirm compliance with these ownership and retention requirements.
DIRECTOR COMPENSATION FOR 2024
The following table shows the compensation paid to the individuals who served as independent directors of our Board during any part of the year ended December 31, 2024. John (“Jack”) A. Taylor, our President and Chief Executive Officer and a member of our Board, did not receive any compensation for his service as a director; the compensation he received as an executive officer is reported in the Summary Compensation Table later in this proxy statement.
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Total ($)
Tanuja M. Dehne	110,000	109,999	219,999
Stephen G. Kasnet	170,000	324,998	494,998
Sheila K. McGrath	108,750	108,748	217,498
W. Reid Sanders	112,500	112,498	224,998
Hope B. Woodhouse	111,250	111,250	222,500

(1)
The values in this column represent the fair value of awards of RSUs computed in accordance with FASB ASC Topic 718 and are based on the closing market price of our common stock on the NYSE on the grant date of the applicable award.

(2)
The independent directors on our Board at the time held the following number of unvested RSUs as of December 31, 2024:

Name	Restricted Stock Units
Ms. Dehne	35,256
Mr. Kasnet	104,166
Ms. McGrath	34,855
Mr. Sanders(a)	36,057
Ms. Woodhouse	35,657

(a)
Vesting of the RSUs held by Mr. Sanders was accelerated upon his death in January 2025, in accordance with the applicable award agreement.

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Certain Relationships and Transactions
Certain Relationships and Transactions

Related Person Transactions Policy
Our Board has adopted a written Related Person Transactions Policy setting forth the policies and procedures for the review and approval of transactions between our Company and its Related Persons. “Related Persons” under the policy include our directors, director nominees, executive officers and holders of more than 5% of our common stock, plus those persons’ immediate family members and affiliated entities, as defined in the policy.
The policy requires that the Audit Committee review and approve all transactions, arrangements or relationships, or series of similar transactions, arrangements or relationships, in which:
•
Our Company is or will be a participant;

•
The expected amount involved exceeds $120,000; and

•
A Related Person has or will have a material direct or indirect interest.

The policy directs the Audit Committee to approve such a transaction only if it determines that the transaction is in, or not inconsistent with, the best interests of our Company and its stockholders.
Transactions with Related Persons in 2024
INDEMNIFICATION AGREEMENTS WITH DIRECTORS AND OFFICERS
We have entered into customary indemnification agreements with each of our directors and officers that require us to indemnify them to the maximum extent permitted by Maryland law and our Articles of Amendment and Restatement against any claim or liability that may arise by reason of their service to us. The agreements also require us to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. In addition, each agreement provides for procedures for the determination of entitlement to indemnification, including requiring that such determination be made by independent counsel after a change in control of our Company.
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Security Ownership and Reporting
Security Ownership and Reporting

Beneficial Ownership of Directors and Executive Officers
Our common stock is listed on the NYSE under the symbol “GPMT,” and our 7.00% Series A Cumulative Redeemable Preferred Stock is listed on the NYSE under the symbol “GPMTPrA.” The following table sets forth information regarding the beneficial ownership of our equity securities as of March 15, 2025, by each of our “Named Executive Officers,” as such term is defined in Item 402(a) of Regulation S-K, directors, and all our directors and executive officers as a group. Individuals who had served as a director or executive officer during 2024 but not on March 15, 2025, are not included in the table.
Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. A person is deemed to be the beneficial owner of any shares of equity securities if that person has or shares voting power or investment power with respect to those shares or has the right to acquire beneficial ownership at any time within 60 days of March 15, 2025. “Voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose or direct the disposition of shares.
Under our Insider Trading Policy, our officers, directors and employees are prohibited from hedging or pledging shares of our stock in any manner, whether as collateral for a loan, in a margin account held at a broker or otherwise.
Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock(2)	Number of Shares of 7.00% Series A Cumulative Redeemable Preferred Stock Beneficially Owned	Percent of 7.00% Series A Cumulative Redeemable Preferred Stock(3)
Directors
Tanuja M. Dehne	50,710	*	—	—
Patrick G. Halter	34,001	*	—	—
Stephen G. Kasnet	121,378(4)	*	—	—
Sheila K. McGrath	29,747	*	—	—
Lazar Nikolic	1,286,653(5)	2.7%	34,797(6)	*
John (“Jack”) A. Taylor(7)	429,442	*	—	—
Hope B. Woodhouse	78,440	*	—	—
Named Executive Officers
Stephen Alpart	218,756	*	—	—
Blake Johnson	—	—	—	—
Peter Morral	143,227	*	—	—
Steven Plust	279,280	*	—	—
All directors and executive officers as a group (12 individuals)	1,490,880	3.1%	34,797	*

*
Represents ownership of less than 1.0% of the outstanding class of stock as of March 15, 2025.

(1)
The business address of each of the individuals is 3 Bryant Park, Suite 2400A, New York, New York 10036.

(2)
Based on 48,246,760 shares of our common stock outstanding as of March 15, 2025.

(3)
Based on 8,229,500 shares of our 7.00% Series A Cumulative Redeemable Preferred Stock outstanding as of March 15, 2025.

2025 PROXY STATEMENT / 31

Security Ownership and Reporting
(4)
Includes 312 shares of common stock held by the Kasnet Family Foundation, over which Mr. Kasnet has shared voting and investment control with his spouse, and 121,066 shares of common stock Mr. Kasnet owns jointly with his spouse.

(5)
Includes 600,265 shares of common stock held by JPL Opportunity Fund LP (Mr. Nikolic is a Managing Member of JPL Opportunity Fund LP’s manager); 419,809 shares of common stock held by Giordano Family Trusts (Mr. Nikolic’s spouse is the sole investment trustee of Giordano Family Trusts); 173,139 shares of common stock held by Mr. Nikolic’s spouse; and 55,000 shares of common stock held by Soaring Eagle LLC (Mr. Nikolic is a Managing Member of Soaring Eagle LLC’s investment advisor).

(6)
Includes 33,028 shares of 7.00% Series A Cumulative Redeemable Preferred Stock held by JPL Opportunity Fund LP (Mr. Nikolic is a Managing Member of JPL Opportunity Fund LP’s manager) and 769 shares of 7.00% Series A Cumulative Redeemable Preferred Stock held by Soaring Eagle LLC (Mr. Nikolic is a Managing Member of Soaring Eagle LLC’s investment advisor).

(7)
Mr. Taylor is also a Named Executive Officer.

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Security Ownership and Reporting
Beneficial Owners of More than Five Percent
of Our Common Stock
Based on their filings made under Section 13(g) of the Exchange Act, the persons known by us to be beneficial owners of more than five percent (5%) of our common stock are as follows:
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Common Stock(1)
BlackRock, Inc. 55 East 52nd Street New York, NY 100	5,394,244(2)	11.2%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	2,811,904(3)	5.8%

(1)
Based on 48,246,760 shares of our common stock outstanding as of March 15, 2025.

(2)
Based on a Schedule 13G/A filed with the SEC on January 8, 2024, by BlackRock, Inc. reporting that it has sole voting power with respect to 5,264,270 shares, shared voting and dispositive power with respect to 0 shares, and sole dispositive power with respect to all shares reported. BlackRock, Inc. has not made a more recent filing under Section 13(g).

(3)
Based on a Schedule 13G/A filed with the SEC on February 13, 2024, by The Vanguard Group reporting that it has sole voting power with respect to 0 shares, shared voting power with respect to 23,510 shares, sole dispositive power with respect to 2,763,193 shares and shared dispositive power with respect to 48,711 shares. The Vanguard Group has not made a more recent filing under Section 13(g).

2025 PROXY STATEMENT / 33

Information about Our Executive Officers
Information about Our Executive Officers

The following sets forth the positions, ages and selected biographical information for our executive officers as of April 1, 2025. John (“Jack”) A. Taylor’s biographical information is provided in the section of this proxy statement entitled “Proposal 1: Election of Directors.” There are no arrangements or understandings between any executive officer and any other person pursuant to which he was selected as an executive officer.
Stephen Alpart Age: 61 Vice President and Chief Investment Officer

•
Mr. Alpart has been our Vice President and Chief Investment Officer since our Company’s inception in 2017. He is also our Co-Head of Originations and a member of our Investment Committee.

•
From 2014 to 2020, he was a Managing Director at our Former Manager.

•
Prior to joining our Former Manager, Mr. Alpart was a Managing Director in the Global Real Estate Finance Group at Prudential Real Estate Investment (now known as PGIM Real Estate Company) from 2009 to 2014, responsible for managing a series of close-end debt funds in the United States.

•
Previously, Mr. Alpart was a Managing Director in the Real Estate Group at GMAC Commercial Mortgage and Capmark Investments, where he focused on originating, underwriting and closing large structured commercial real estate loans for private equity firms and private owner/operators. Prior to that, he was a Managing Director in the Real Estate Group at PaineWebber & Co., an investment bank and stock brokerage firm, and later an Executive Director in the Real Estate Group of UBS Group AG, a Swiss multinational investment bank and financial services company, where he focused on originating, underwriting and closing large structured commercial real estate loans for private equity firms and owner/operators.

•
He has worked in real estate finance and debt investing for over 25 years in a variety of functions, including third-party funds management, proprietary on-book lending, transaction advisory business, loan syndications, loan sales and workouts/ restructurings.

•
Mr. Alpart received an MBA, Finance and Real Estate, from New York University and a BS in Business Administration, Accounting and Economics from Washington University.

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Information about Our Executive Officers
Blake Johnson Age: 41 Vice President, Chief Financial Officer and Treasurer

•
Mr. Johnson has served as our Vice President, Chief Financial Officer and Treasurer since 2024.

•
From 2012 until 2024, Mr. Johnson served in various positions at Two Harbors Investment Corp. (NYSE: TWO), a hybrid mortgage real estate investment trust, most recently serving as its Acting Chief Accounting Officer for a portion of 2024 and previously as its Controller since 2020.

•
From our Company’s inception in 2017 until Two Harbors internalized in 2020, he also served in various roles at our Company, including Head of Tax and, most recently, Controller starting in 2018.

•
Prior to joining Two Harbors, Mr. Johnson held positions at Wells Fargo Bank, N.A., Deloitte, LLP, Opus Corporation and Ernst & Young, LLP.

•
Mr. Johnson holds an MBT from the University of Minnesota, an MSc in Finance from the London Business School, and an MS in Accountancy and a BA in Business Administration from the University of St. Thomas. He is a Certified Public Accountant and holds the Chartered Financial Analyst designation.

Michael Karber Age: 45 Vice President, General Counsel and Secretary

•
Mr. Karber has served as our Vice President, General Counsel, Secretary and Chief Compliance Officer since 2020. He has been with our Company since its inception in 2017, previously serving as Deputy General Counsel from 2018 to 2019 and as Assistant Secretary from 2018 to 2020.

•
Prior to joining our Company, Mr. Karber was Lead Counsel – Business Operations at Two Harbors Investment Corp. (NYSE: TWO), a hybrid mortgage real estate investment trust, beginning in 2014.

•
Prior to joining Two Harbors, he was a Portfolio Manager at Presidium Asset Solutions, an asset management and loan servicing company, from 2010 to 2014.

•
From 2007 to 2009, Mr. Karber was an Associate at Pircher, Nicols & Meeks LLP, and he was previously an Associate at Schwartz Cooper Chartered (now known as Dykema Gossett PLLC).

•
Mr. Karber received a JD from Northwestern University, Pritzker School of Law, and a BA in Political Science and Psychology from the University of Michigan.

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Information about Our Executive Officers
Peter Morral Age: 57 Vice President and Chief Development Officer

•
Mr. Morral has been our Vice President and Chief Development Officer since 2020 and has been our Co-Head of Originations and a member of our Investment Committee since our Company’s inception in 2017.

•
From 2014 to 2020, he was a Managing Director at our Former Manager.

•
Prior to joining our Former Manager, he served as a Managing Director in Annaly Capital’s Commercial Real Estate Group.

•
Prior to joining Annaly Capital, Mr. Morral was a Managing Director and member of the Investment Committee at UBS Securities, LLC where he was responsible for institutional client and large loan originations, investment banking coverage, subordinate debt pricing and distribution and loan syndications.

•
He has worked in real estate finance and debt investing for over 20 years in a variety of functions, including on-balance sheet lending, syndications and investing, credit policy and underwriting, and CMBS loan originations, pricing, ratings and credit distribution.

•
Mr. Morral received an MBA from the Ohio State University and a BLA in History from the University of Connecticut.

Steven Plust Age: 66 Vice President and Chief Operating Officer

•
Mr. Plust has been our Vice President and Chief Operating Officer since our Company’s inception in 2017. He is also a member of our Investment Committee.

•
From 2014 to 2020, he was a Managing Director at our Former Manager.

•
Prior to joining our Former Manager, Mr. Plust was a Managing Director in the Global Real Estate Finance Group at Prudential Real Estate Investment (now known as PGIM Real Estate Company) from 2009 to 2014, responsible for managing a series of close-end debt funds in the United States.

•
He has over 25 years of experience in real estate finance and capital markets and was an advisor to the Resolution Trust Corporation in the development and implementation of its securitization programs.

•
Mr. Plust has worked for over 20 years in principal investing platforms on Wall Street and in investment management, where he has been primarily responsible for transaction pricing and structuring, credit risk assessment and analysis of complex transactions and multi-asset portfolios.

•
Mr. Plust received an MBA from Columbia University and a BS in Chemistry from Rensselaer Polytechnic Institute.

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Compensation Discussion and Analysis
Compensation Discussion
and Analysis

This CD&A describes our compensation program for our Chief Executive Officer, the two persons who served as Chief Financial Officer during 2024, and our three other most highly compensated executive officers for our fiscal year ended December 31, 2024. These NEOs are as follows:
JOHN (“JACK”) A. TAYLOR	MARCIN URBASZEK	BLAKE JOHNSON	STEPHEN ALPART	PETER MORRAL	STEVEN PLUST
President, Chief Executive Officer and Director	Former Vice President, Chief Financial Officer and Treasurer	Vice President, Chief Financial Officer and Treasurer	Vice President and Chief Investment Officer	Vice President and Chief Development Officer	Vice President and Chief Operating Officer
CD&A Contents
EXECUTIVE COMPENSATION OVERVIEW	p. 39

•
Program Evolution

•
Executive Compensation Components Awarded in 2024

•
Supplemental Equity Awards Granted in 2024

•
2024 Target Pay Levels

•
Summary of Results Under Performance-Based Awards

•
Executive Officer Transitions and Related Compensation

•
Quality Compensation Practices

HOW EXECUTIVE COMPENSATION IS DETERMINED	p. 43
• Compensation Philosophy and Objectives • Roles and Responsibilities in Executive Compensation Decisions • Employment Agreements • Peer Group • Say on Pay Vote
EXECUTIVE COMPENSATION COMPONENTS	p. 46
• 2024 Base Salary • 2024 AIP Awards • LTIP Awards Granted in 2024 • 2022 PSU Award Results (2022-2024 Performance Period) • Benefits
2025 PROXY STATEMENT / 37

Compensation Discussion and Analysis
EXECUTIVE COMPENSATION POLICIES AND PRACTICES	p. 57
• Stock Ownership Guidelines • Prohibition Against Hedging and Pledging • Equity Granting Practices • Clawback Policy • Compensation Risk Assessment
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Executive Compensation Overview
PROGRAM EVOLUTION
Prior to the Internalization at the end of 2020, our NEOs were employed by an affiliate of our Former Manager who provided them with base salary, annual cash incentives and benefits, and we reimbursed our Former Manager for certain executive compensation costs it incurred on our behalf. Although we did not directly pay regular cash compensation to our NEOs prior to the Internalization, we did grant them equity awards to align their interests with those of our stockholders.
Our Compensation Committee instituted a comprehensive executive compensation program when we internalized that is designed to incentivize, reward and retain our executive officers and align their interests with stockholders’ interests. The transition to being an internally managed company had profound implications for our executive compensation program and disclosure, and we caution placing significant reliance on any trailing analyses that include compensation results prior to the Internalization.
The components and pay levels of the compensation paid to our NEOs in 2024 are summarized in this “Executive Compensation Overview” section of the CD&A. Please read the remainder of this CD&A and the tabular and narrative disclosure that follows for more complete information about the compensation paid to our NEOs in 2024.
EXECUTIVE COMPENSATION COMPONENTS AWARDED IN 2024
Cash	Base Salary	• Intended to provide market-competitive fixed income • Only element of total direct compensation not at performance risk
Annual Incentive Plan (AIP)
•
Target amount is 100% of base salary for CEO and 75% of base salary for each of the other NEOs

•
Performance period: 2024

•
Pays out at 0% – 200% of target amount

•
Performance metrics:

◦
50% financial measures – “Run-Rate” ROAE and Change in Book Value per Share, weighted evenly

◦
50% strategic objectives fundamental to the business

Equity	Performance Stock Units (PSUs)
•
50% of annual equity award value delivered as PSUs

•
Performance period: 2024-2027

•
Vests at 0% – 200% of target number of units

•
Performance metrics:

◦
25% Absolute “Run-Rate” ROAE

◦
25% Relative “Run-Rate” ROAE

◦
25% Absolute Change in Book Value per Share

◦
25% Relative Change in Book Value per Share

	Restricted Stock Units (RSUs)	• 50% of annual equity award value delivered as RSUs, with three-year ratable vesting • Supplemental RSU awards granted in June 2024, with three-year cliff vesting (described more fully below)
2025 PROXY STATEMENT / 39

SUPPLEMENTAL EQUITY AWARDS GRANTED IN 2024
Our Company has been navigating unprecedented challenges in the commercial real estate market, driven largely by elevated interest rates and pressure on office properties related to the shift towards remote work. Our Compensation Committee has faced this market environment with the twin goals of paying for corporate performance in alignment with stockholders’ results while also incentivizing and retaining talent during this difficult business environment.
In the first quarter of 2024, our Compensation Committee approved annual LTIP awards to our NEOs in the same mix of 50% PSUs and 50% RSUs that has been in place for the past several years. These awards were granted on March 1, 2024, and had an aggregate grant date value that was slightly below the value of the awards granted in early 2023.
As the year progressed, our Compensation Committee grew increasingly concerned about the low retentive value of the NEOs’ outstanding awards and sought advice from its independent compensation consultant. The committee considered various approaches and possible compensation structures to address the issue, with input from outside advisors and other independent directors who do not serve on the Compensation Committee. Following this deliberation, our Compensation Committee decided to supplement the 2024 LTIP program with additional time-based equity grants because of their retentive effect.
The one-time RSUs granted to the NEOs in June 2024 had a grant date value of approximately 35% of the annual LTIP awards granted to them in March 2024, or 18% of their total target compensation for 2024 as initially set by our Compensation Committee. The size of the supplemental awards was intended to balance increased holding power for executives with the potential for increased value of outstanding awards through a share price rebound. Unlike the annual RSUs granted in March 2024, which vest ratably over three years, the supplemental RSUs granted in June 2024 cliff-vest after three years to increase their retentive value. As with our other equity awards, unvested supplemental RSUs will generally be forfeited upon termination of employment; see the “Potential Payments upon Termination of Change in Control” section of this proxy statement for more information.
Our Compensation Committee remains committed to a performance-based philosophy and also believes that, under the circumstances, shifting the NEOs’ LTIP program for 2024 toward service-based equity (from our standard annual mix of 50% PSUs and 50% RSUs to approximately 37% PSUs and 63% RSUs) will help create long-term value by maintaining leadership stability. Our Compensation Committee chose not to apply performance conditions to the supplemental awards primarily because the headwinds facing the commercial real estate market significantly complicate goal setting, as reflected in the failure of previously granted PSUs to achieve threshold levels of performance. The annual awards granted in early 2025 reverted to our standard 50/50 mix, and our Compensation Committee does not plan to make future off-cycle grants.
In the fall of 2024, we reached out to holders of approximately 40% of our outstanding shares to invite a conversation about the supplemental equity awards and other compensation, governance and business strategy topics. Three investors – including the two largest holders of our shares – accepted our offer and met with our independent Board Chair, Stephen G. Kasnet; independent director Tanuja M. Dehne, who is Chair of our Nominating and Corporate Governance Committee and a member of our Compensation Committee; and members of management.
The stockholders who spoke with us during this fall engagement campaign expressed general support for our executive compensation program without expressing specific concerns regarding the supplemental equity awards, and they did not request that we make program changes. We will continue to invite our stockholders to engage with us, and our Compensation Committee will continue to consider investor feedback from those conversations and the results of our annual Say on Pay votes when making compensation decisions.
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2024 TARGET PAY LEVELS
Named Executive Officer	2024 Base Salary	Target AIP Award for 2024 Performance	Annual RSU Award Granted in March 2024	Target PSU Award Granted in March 2024	Supplemental RSU Award Granted in June 2024(1)	Target Total Direct Compensation
John (“Jack”) A. Taylor	$1,000,000	$1,000,000	$1,125,000	$1,125,000	$800,000	$5,050,000
Marcin Urbaszek(2)	$600,000	$450,000	$500,000	$500,000	$500,000	$2,550,000
Stephen Alpart	$600,000	$450,000	$600,000	$600,000	$500,000	$2,750,000
Peter Morral	$600,000	$450,000	$500,000	$500,000	$250,000	$2,300,000
Steven Plust(3)	$600,000	$450,000	$500,000	$500,000	$250,000	$2,300,000

(1)
Our Compensation Committee determined the number of RSUs granted on June 21, 2024, based on the average closing share price over the 20-trading-day period that ended on June 18, 2024, which was $3.12. The grant date value of these awards reported in the Summary Compensation Table is lower than the dollar amount listed here because the closing share price on June 21, 2024, was $3.05.

(2)
Mr. Urbaszek resigned from our Company effective December 1, 2024, and forfeited his outstanding equity awards upon resignation, as further described below. The compensation arrangements for his successor, Blake Johnson, are described below under “Executive Officer Transitions and Related Compensation.”

(3)
Mr. Plust entered into an Amended and Restated Employment Agreement on January 7, 2025, in connection with his upcoming transition from the Chief Operating Officer role. See “Executive Officer Transitions and Related Compensation” below for information about the effect of this transition on his 2024 AIP award.

SUMMARY OF RESULTS UNDER PERFORMANCE-BASED AWARDS
As described in detail under “Executive Compensation Components – 2024 AIP Awards” below, our Company’s 2024 performance was below the threshold levels for both the “Run-rate” ROAE and Change in Book Value per Share metrics and therefore earned 0% of target levels for the awards’ financial component. Our Compensation Committee determined that the executive team achieved target-level performance with respect to the AIP’s strategic metrics in the context of very challenging macroeconomic and capital markets conditions. The 0% financial performance combined with 100% strategic performance meant that 50% of the NEOs’ respective 2024 AIP target amounts were paid out.
The three-year performance period for the PSUs granted in 2022 concluded on December 31, 2024. The performance metrics for those awards were absolute and relative “Core” ROAE, and our results for 2022-2024 with respect to those metrics were below the awards’ threshold levels. Consequently, 0% of the target number of PSUs granted in 2022 was earned, and no shares were issued to the NEOs for these awards. See “Executive Compensation Components – 2022 PSU Award Earnout (2022-2024 Performance Period)” for more information.
EXECUTIVE OFFICER TRANSITIONS AND RELATED COMPENSATION
Toward the end of 2024 we experienced a transition in the Chief Financial Officer role, and in early 2025 we announced an upcoming transition in the Chief Operating Officer role. Both transitions have implications for the 2024 executive compensation results disclosed in this proxy statement, which are summarized below. Both also reflect our Company’s focus on enabling prompt and smooth successions of new officers into roles as they become open.
Chief Financial Officer Transition in 2024
On August 25, 2024, Marcin Urbaszek notified our Board that he intended to resign as Chief Financial Officer and Treasurer of our Company, effective December 1, 2024. In connection with Mr. Urbaszek’s resignation, Blake Johnson began working for our Company as Deputy Chief Financial Officer on October 4, 2024, and he assumed the role of Chief Financial Officer and Treasurer on December 1, 2024. From the inception of our Company in 2017 through 2020, Mr. Johnson had served in various roles at our Company as an employee of
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our Former Manager, most recently serving as our Controller, and played an integral role in establishing our finance, accounting and tax functions.
Mr. Johnson’s employment agreement provides for an initial base salary of $500,000, a sign-on bonus of $110,000, a sign-on award of RSUs with a grant date fair value of $200,000, and eligibility to receive a cash bonus for 2024 of $250,000, which was paid in the first quarter of 2025. Beginning in 2025, Mr. Johnson will participate in the AIP instead of receiving non-formulaic cash bonuses.
The sign-on cash and equity awards and the 2024 bonus paid in early 2025 were made as an inducement for Mr. Johnson join our Company and thereby forfeit unvested equity awards he had been granted by his previous employer and the potential for a cash bonus for his 2024 performance with that employer. The employment agreement also provided that Mr. Johnson’s equity award to be granted in early 2025 would have an aggregate value of $250,000 (which is significantly lower than the value granted to any other NEO in March 2024 or early 2025) and would be in the same split of 50% PSUs and 50% RSUs as our other executive officers would receive. More information about Mr. Johnson’s contract provisions is set forth following the Grants of Plan-Based Awards Table in this proxy statement.
Mr. Urbaszek did not receive any payments following his departure other than accrued salary, and his outstanding equity awards have been forfeited. He was not eligible to receive an AIP payout in early 2025.
Upcoming Chief Operating Officer Transition
On January 7, 2025, we announced that Steven Plust will resign from his role as Chief Operating Officer of our Company no later than May 1, 2025, and he will continue his employment with our Company as Senior Managing Director for a term that will end no later than December 31, 2027. Ethan Lebowitz, who had been working for our Company as a Managing Director focused on sourcing, originating and overseeing commercial mortgage loans, began serving as Deputy Chief Operating Officer effective January 7, 2025. Mr. Lebowitz will become our Chief Operating Officer when Mr. Plust resigns from that role, at which point Mr. Plust will no longer be an executive officer of our Company.
Mr. Plust’s amended and restated employment agreement, which was effective on January 7, 2025, provides for an annual base salary of $500,000 starting in 2025 and eligibility to receive a cash bonus of $250,000 for 2024, which was paid in the first quarter of 2025, in lieu of payment of his 2024 AIP award. He will not receive any future AIP awards; his amended and restated employment agreement instead provides for opportunities to be paid non-formulaic cash bonuses for the remaining years of his employment, depending on his performance, with the maximum amounts of those bonuses decreasing each year. Mr. Plust is no longer eligible to receive equity awards and did not receive an award in early 2025 when grants were made to other executive officers. His outstanding equity awards will continue to be governed by the terms and conditions of the applicable plan and award agreement. Mr. Plust is also no longer eligible to receive severance payments upon any termination of employment. More information about Mr. Plust’s amended and restated employment agreement is set forth following the Grants of Plan-Based Awards Table in this proxy statement.
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QUALITY COMPENSATION PRACTICES
What We Do

•
A significant portion of each NEO’s compensation is at risk

•
We have adopted meaningful stock ownership requirements applicable to our NEOs

•
Our independent Compensation Committee retains an independent compensation consultant who provides no other services to our Company

•
Performance-based cash and equity awards have a sliding scale earn-out structure that allows for 0% payouts and is capped at 200% of target amounts

•
Our performance-based equity awards use both absolute and relative performance metrics

•
Our Compensation Committee conducts an annual compensation risk assessment

•
We hold an annual Say on Pay vote

What We Don’t Do

•
Our NEOs do not receive perquisites or retirement plans not available to other employees

•
We do not allow our NEOs to hedge or pledge their Company stock

•
We do not have single-trigger accelerated vesting of equity awards upon a change of control of our Company, and our equity plan does not use a liberal definition of “change of control”

•
We do not pay dividends on any performance-based equity units that are not earned through satisfaction of the awards’ performance metrics

•
We do not provide tax gross-ups

•
Our NEOs’ employment agreements do not provide for excessive severance payments

How Executive Compensation Is Determined
COMPENSATION PHILOSOPHY AND OBJECTIVES
Our compensation program philosophy is to provide an attractive, flexible and market-based total compensation program tied to performance and aligned with stockholders’ interests.
Our total rewards philosophy is designed to:
Attract, retain and incentivize the best talent to support our business objectives	Pay for performance by linking compensation to the achievement of short-term and long-term financial and strategic goals	Align the interests of our executive officers and stockholders by tying elements of executive compensation to corporate performance and generated returns	Ensure fair, equitable and competitive pay practices
Our Compensation Committee has instituted a comprehensive executive compensation program designed to achieve these objectives through a mix of compensation components and sound governance practices.
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Compensation Discussion and Analysis
ROLES AND RESPONSIBILITIES IN EXECUTIVE COMPENSATION DECISIONS
Role of the Compensation Committee
Our Board’s Compensation Committee, which is composed entirely of independent directors, is responsible for setting all compensation paid to our executive officers. Our Compensation Committee establishes the structure of the executive compensation program, the levels paid to each executive and the performance goals for incentive-based compensation. Our Compensation Committee also recommends to our Board the amount and structure of compensation to be paid to independent directors.
When making executive compensation decisions, our Compensation Committee considers the financial performance of our Company over the prior year, market data and the competitive landscape for talent, the performance and experience of each executive officer, internal pay equity within the executive officer group, alignment with stockholder interests and risk mitigation.
Role of the Compensation Consultant
Our Compensation Committee engaged Semler Brossy Consulting Group LLC, or Semler Brossy, as its independent compensation consultant in 2019. Semler Brossy advises our Compensation Committee on market practices, peer group composition, executive compensation program design and executive pay levels. Semler Brossy also provides advice on setting compensation for independent directors.
Semler Brossy does not provide any other services to our Company. Following a review of the relationship between our Company and Semler Brossy during 2024, our Compensation Committee concluded that Semler Brossy’s work did not raise any conflicts of interest.
Role of Executive Officers
In consultation with Semler Brossy, our Chief Executive Officer provides recommendations to our Compensation Committee regarding compensation for the other executive officers. Our Chief Financial Officer assists our Chief Executive Officer in advising our Compensation Committee on corporate performance matters and the nature and levels of performance metrics for incentive-based compensation. No executive officer participates in Compensation Committee discussions setting his own pay.
EMPLOYMENT AGREEMENTS
In connection with the Internalization, we entered into employment agreements with each of the NEOs working for our Company at the time pursuant to which each became employed directly by the Company on December 31, 2020, the effective date of the Internalization. Our Compensation Committee negotiated the employment agreements, with the advice of Semler Brossy, and our Board of Directors approved them. The employment agreements established initial compensation amounts and much of the structure of the compensation components described below.
As noted above, we entered into an employment agreement with Blake Johnson in August 2024 when he was hired as Deputy Chief Financial Officer in anticipation of his appointment as Chief Financial Officer, and we amended and restated Steven Plust’s employment agreement in January 2025, in connection with his upcoming transition out of the Chief Operating Officer role.
The terms of these employment agreements are set forth in detail following the Grants of Plan-Based Awards Table in this proxy statement.
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Compensation Discussion and Analysis
PEER GROUP
Our Compensation Committee does not have a policy to set executive pay levels to a particular market benchmark, but it does review market data assembled by Semler Brossy for information about pay levels for the individual executive officers – both total compensation levels and levels of the various compensation components – as well as pay practices. This data is used to assess the reasonableness of our Company’s executive compensation program in the context of a competitive marketplace for talent.
As an internally managed commercial mortgage REIT, we face the following challenges when identifying peers for the purposes of comparing our executives’ compensation to that of other companies:
•
There are a limited number of internally managed commercial mortgage REITs, which makes it difficult to identify companies that are directly comparable to our Company;

•
REITs with a residential mortgage focus have different business strategies than those focused on commercial mortgages; and

•
REITs that are externally managed often do not disclose the cash compensation received by their executives, which is typically paid by their external managers. A comparison of our NEOs’ reported total compensation to the publicly disclosed total compensation paid to NEOs of externally managed companies may be misleading, because in the latter case base salary and annual incentive compensation paid by managers to NEOs of externally managed companies may not have been reported.

In the context of these comparative limitations, our Compensation Committee has worked with Semler Brossy to construct a peer group with the following characteristics:
•
All internally managed companies;

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Primary focus is on commercial mortgage REITs, but can also include mortgage REITs with a mix of commercial and residential portfolios, as well as diversified REITs and companies in the commercial-focused real estate financial services or thrifts and mortgage finance industries; and

•
Are comparably sized, which is primarily evaluated based on book value of equity and assets, with consideration also given to market capitalization and revenue levels.

The peer group is reviewed annually and updated as necessary to reflect the companies that most closely fit the foregoing characteristics. The peer group used when 2024 compensation decisions were made consisted of the following companies:
•
Arbor Realty Trust Inc. (ABR)

•
Arlington Asset Investment Corp. (AAIC)

•
BrightSpire Capital, Inc. (BRSP)

•
Chimera Investment Corporation (CIM)

•
Dynex Capital, Inc. (DX)

•
Ladder Capital Corp (LADR)

•
MFA Financial, Inc. (MFA)

•
New York Mortgage Trust, Inc. (NYMT)

•
Redwood Trust, Inc. (RWT)

•
Walker & Dunlop, Inc. (WD)

SAY ON PAY VOTE
At our 2024 annual meeting of stockholders, we provided our stockholders with the opportunity to vote to approve, on an advisory basis, our executive compensation program. Approximately 92% of the votes cast at our 2024 annual meeting of stockholders approved our executive compensation as described in our proxy statement for that meeting. Our Compensation Committee carefully considers stockholder votes on this matter, along with other expressions of stockholder views on compensation that the committee receives.
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Compensation Discussion and Analysis
Executive Compensation Components
The principal components of our executive compensation program for 2024 were as follows:
•
Base salary;

•
AIP awards, which are cash awards granted under our 2022 Omnibus Incentive Plan; and

•
LTIP awards, which are equity awards granted under our 2022 Omnibus Incentive Plan:

◦
50% of the annual LTIP award value was granted as PSUs,

◦
50% of the annual LTIP award value was granted as RSUs, and

◦
a supplemental LTIP award was granted in June 2024 as RSUs.

Each of these components is described in detail below. This mix of compensation components was designed to incentivize, reward and retain the executive officers, consistent with our compensation philosophy and our Company’s long-term business goals. We also provide our NEOs the health and welfare and retirement benefits available to our other employees.
2024 BASE SALARY
The NEOs’ respective base salaries are intended to be at competitive levels and to reflect the NEOs’ experience and expertise. Base salary amounts for 2024 remained unchanged from 2023 amounts for incumbent NEOs. Mr. Johnson’s base salary of $500,000 was set in his employment agreement.
2024 AIP AWARDS
The AIP is designed to reward achievement of annual goals that support long-term value creation through the opportunity to earn cash payments. The awards described below were based on 2024 performance, were paid out in the first quarter of 2025, and are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
AIP awards are calculated as follows:
2024 AIP Award Values
Each NEO’s target AIP award value was set in his respective employment agreement as a percentage of his base salary as follows, with an opportunity to earn 0% to 200% of the target value:
Named Executive Officer	2024 Base Salary	Target Award Percentage	Minimum AIP Payout for 2024 Performance	Target AIP Payout for 2024 Performance	Maximum AIP Payout for 2024 Performance
John (“Jack”) A. Taylor	$1,000,000	100%	$0	$1,000,000	$2,000,000
Marcin Urbaszek(1)	$600,000	75%	$0	$450,000	$900,000
Stephen Alpart	$600,000	75%	$0	$450,000	$900,000
Peter Morral	$600,000	75%	$0	$450,000	$900,000
Steven Plust(2)	$600,000	75%	$0	$450,000	$900,000
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Compensation Discussion and Analysis
(1)
Mr. Urbaszek resigned as our Chief Financial Officer effective December 1, 2024, and was not eligible to receive a payout under the AIP for 2024 performance. His successor, Blake Johnson, entered into an employment agreement that provided a cash bonus of $250,000 instead of an AIP award for 2024 performance.

(2)
Mr. Plust entered into an amended and restated employment agreement in connection with his upcoming transition out of the Chief Operating Officer role, under which he received a cash bonus of $250,000 for 2024 performance in lieu of his AIP award.

Our Compensation Committee believes these award values appropriately reflect internal pay equity considerations, will motivate achievement of the performance goals described below and are competitive within the marketplace for talent, while the cap of 200% of target helps protect our Company against imprudent risk taking.
2024 AIP Award Structure – Measuring Corporate Performance
The percentage of each NEO’s target award value earned was dependent on achievement of a mix of strategic objectives and financial metrics portrayed below:
Our Compensation Committee assigned even weighting to the Strategic Component and Financial Component to recognize the value of both qualitative and quantitative measures of corporate performance and to incentivize a range of achievements relevant to our growing company’s long-term success. Detailed information about these performance goals and 2024 results follows.
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Compensation Discussion and Analysis
Strategic Component of 2024 AIP Awards – Goals and Results
Our Compensation Committee established specific assessment factors for each of the strategic objectives in the AIP awards for 2024, as follows:
Objective	Percentage of Strategic Component	Summary of Assessment Factors
Balance sheet management	30%
•
Create a diversified and stable funding profile

•
Maintain appropriate balance sheet leverage

•
Actively manage corporate liquidity and comply with financial covenants

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Grow equity capital to achieve economies of scale, larger market presence and increasing liquidity for stockholders

Risk management	30%
•
Use a comprehensive risk management framework to mitigate various risks, including credit risk, financing and liquidity risk, internal control and operational risk, and IT infrastructure and cybersecurity risk

•
Assess business counterparties

Stockholder/investor focus	20%
•
Generate detailed, transparent and accurate public company disclosures

•
Engage equity and debt investors through a robust investor relations program

•
Attend various equity and fixed income industry conferences and execute marketing efforts

Enhancing franchise value	20%
•
Enhance the Company’s brand and presence in the CRE market to further growth opportunities

•
Maintain a first-class team with highly skilled and experienced professionals with broad CRE lending relationships

•
Expand the Company’s reputation in the market as a fair and reliable business counterparty

The NEOs are evaluated collectively with respect to their performance against these objectives. To the extent that achievement of any of these qualitative metrics exceeded the target level of performance, our Compensation Committee had the discretion under the AIP to apply an aggregate multiplier of between one and two based on the actual achievement of the qualitative metric above target. To the extent that achievement of any of these qualitative metrics fell below the target level of performance, our Compensation Committee had the discretion under the AIP to apply an aggregate multiplier of between zero and one based on the actual achievement of the qualitative metric below target.
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Compensation Discussion and Analysis
At the conclusion of the one-year performance period, our Compensation Committee conducted a thorough assessment of our executive team’s performance against the factors set forth above. The committee considered the challenging interest rate and capital markets environment that adversely affected our Company and the CRE industry as a whole during 2024. The committee also weighed whether the objectives that will position our Company for long-term success had been achieved. The committee’s performance assessment for the 2024 AIP’s Strategic Component is summarized below:
2024 PERFORMANCE ASSESSMENT OF STRATEGIC FACTORS
Balance Sheet Management (30% of Strategic Component)
•
Proactively managed our investment portfolio, producing $411 of loan repayments and paydowns as well as $312 million of loan resolutions over nine assets; each of the nine resolutions involved highly technical and complex factors to mitigate realized losses

•
Actively partnered with our lending counterparties to structure financings of our REO assets through the repurchase facilities at a lower cost of capital than available on nonperforming lines

•
Retained valuable CRE collateralized loan obligation liabilities through creative restructuring of certain loans

•
Extended the maturities of several of our bank financing facilities and renegotiated certain terms, as our lenders continue to support our platform and seek to do more business with us

•
Actively renegotiated expenses with key vendors to reduce our operating expenses

•
Continued to comply with our covenants and actively managed our balance sheet given the ongoing market uncertainty and volatility

Risk Management (30% of Strategic Component)
•
Actively managed our liquidity and funding sources while maintaining an active dialogue with our lending counterparties to ensure they have up-to-date information regarding our loan performance

•
Actively managed our portfolio and collaboratively worked with our borrowers to help them navigate any disruptions due to market dislocations; closed on 68 modifications, which helped us realize a healthy volume of loan repayments and minimized potential credit losses to protect investors’ capital

•
Oversaw a fully dedicated team of professionals at our sub-servicer, who are focused exclusively on servicing and assisting in asset managing our loan portfolio

•
Maintained active oversight of our internal controls and operations processes to ensure accurate financial reporting that meets all regulatory requirements

•
Maintained a sophisticated and secure IT infrastructure environment through our master service provider, and maintained cybersecurity insurance coverage

(continued)
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Compensation Discussion and Analysis
2024 PERFORMANCE ASSESSMENT OF STRATEGIC FACTORS, cont’d
Stockholder/ Investor Focus (20% of Strategic Component)
•
Engaged with many equity and fixed income investors through targeted outreach, holding one-on-one meetings, and attending six real estate lending industry and equity/fixed income investor conferences

•
Maintained a dialogue with our largest institutional investors focused on corporate governance topics and executive compensation

•
Continued to evolve our proxy disclosure, aimed at improving communication related to executive compensation and other topics

•
Further improved and expanded the financial disclosures in our quarterly SEC filings with the goal of providing a more informed view of the business

•
Continued to improve our corporate website with the goal of expanding the discussion of the business and highlighting our corporate governance initiatives

•
Maintained an active dialogue with research analysts to help expand their knowledge and understanding of our Company and business strategy

Enhancing Franchise Value (20% of Strategic Component)
•
Maintained our highly capable team, both with respect to loan originations and asset management as well as in the legal and financial reporting functions

•
Prepared smooth transitions of both the Chief Financial Officer and Chief Operating Officer roles

•
Preserved our franchise value by maintaining positive borrower relationships, collaboratively working with our borrowers during a challenging market environment

•
Maintained our presence in the CRE lending markets through an active dialogue with industry participants despite a very large decrease in transaction volumes across the real estate market

•
Attended many industry conferences focused on the commercial real estate market, further solidifying our brand

•
Maintained an active dialogue with our capital providers and intermediaries in the equity and fixed income markets with the goal of developing new and preserving existing relationships and channels to access capital to support future growth of the business

•
Further solidified our dedicated asset management function responsible for day-to-day credit surveillance of our portfolio, management of the sub-servicer relationships, and additional oversight of securitization activities by redeploying our team

Following this review, our Compensation Committee determined that the NEOs had achieved the objectives of the Strategic Component of the 2024 AIP awards at target levels of performance, or 100%.
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Compensation Discussion and Analysis
Financial Component of 2024 AIP Awards – Goals and Results
The Financial Component of the 2024 AIP awards was split evenly between the performance metrics “Run-rate” ROAE and Change in Book Value per Share. We believe that those two metrics are the most significant drivers of market valuation in our industry, thus aligning the NEOs’ compensation to our stockholders’ interests.
“Run-rate” ROAE is calculated as the ratio of (i) our Company’s Distributable Earnings (Loss) Before Realized Gains and Losses generated during the performance period, as reported in our Company’s publicly filed financial reports, to (ii) our Company’s average common stockholders’ equity during the performance period, as measured on each of the first and last day of the period.
Our AIP awards for 2021 and 2022 used “Core” ROAE, which is the ratio of Distributable Earnings (Loss) to stockholders’ equity. We used Distributable Earnings (Loss) in this calculation instead of GAAP income (loss) because Distributable Earnings (Loss), which excludes the effects of certain non-cash items and one-time charges that we believe are not indicative of our Company’s overall operating performance, is a better measure of a commercial mortgage REIT’s operating performance. Distributable Earnings (Loss) is intended to over time serve as a general, though imperfect, proxy for our taxable income. As such, Distributable Earnings (Loss) is considered a key indicator of our ability to generate sufficient income to pay our dividends, which is the primary focus of income-oriented investors who comprise a meaningful segment of our stockholder base.
Starting in 2023 and continuing with the 2024 AIP awards, our Compensation Committee adjusted the ratio used in prior AIP awards by replacing Distributable Earnings (Loss) with Distributable Earnings (Loss) Before Realized Gains and Losses, which excludes realized losses or realized gains related to credit events, asset sales and similar developments within our Company’s portfolio or borrowings. The resulting metric is “Run-rate” ROAE. Our Compensation Committee made this change from “Core” ROAE to “Run-rate” ROAE to reduce the effects of market volatility on the metric and portray results that the committee believes offer a stronger indication of management’s operating performance. For additional information, see Appendix A – Definitions and Calculation of Non-GAAP Measures.
Our Compensation Committee selected “Run-rate” ROAE as one of the two financial metrics to be used in the 2024 AIP awards because it is an important valuation metric for commercial mortgage REITs like our Company that reflects efficient use of investors’ capital and management’s sound investment decisions. “Run-rate” ROAE emphasizes the efficient generation of earnings from our Company’s equity capital that can be distributed to our Company’s stockholders as dividends, substantially reflects performance over time and encompasses all aspects of investment activities, including interest income received on loans net of borrowing costs, as well as realized gains and losses on investments, if any.
Change in Book Value per Share is calculated as the difference between (i) our Company’s total common stockholders’ equity divided by the number of common shares outstanding as measured on the first day of the performance period and (ii) our Company’s total common stockholders’ equity divided by the number of common shares outstanding as measured on the last day of the performance period. For additional information, see Appendix A – Definitions and Calculation of Non-GAAP Measures.
Our Compensation Committee added Change in Book Value per Share as a second metric to the AIP award structure starting in 2023 in part to diversify the program (which had used absolute and relative “Core” ROAE for the financial component of previous awards). Our Compensation Committee believed that such diversification of financial metrics would result in more balanced compensation incentives and reduce risk. Change in Book Value per Share was selected as the second metric because book value is linked to investor returns, it reflects the stability of our Company’s investment portfolio and effective balance sheet management, and it accounts for credit losses in a way that is less volatile than in an earnings-based metric.
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Compensation Discussion and Analysis
Our Compensation Committee established the following payout matrix to determine achievement under the Financial Component of the 2024 AIP awards. The percentage earned is to be linearly interpolated when the level of performance is between threshold and target levels or between target and maximum levels.

Level of Performance	“Run-rate” ROAE	Percentage Earned
Below Threshold	<2.0%	0% of Target
Threshold	2.0%	25% of Target
Target	4.0%	100% of Target
Maximum	≥8.0%	200% of Target
Actual	(1.2%)	0% of Target

Level of Performance	Change in Book Value per Share	Percentage Earned
Below Threshold	<(15.0)%	0% of Target
Threshold	(15.0%)	25% of Target
Target	(5.0%)	100% of Target
Maximum	≥15.0%	200% of Target
Actual	(34.4%)	0% of Target
As indicated above, our Company’s actual “Run-rate” ROAE for 2024 was (1.2%), which is below the threshold level of performance for that metric. Our 2024 “Run-rate” ROAE performance was challenged by our decreasing investment portfolio balance, our loans on nonaccrual status and our high cost of funding. Our Company’s Change in Book Value per Share from 2023 to 2024 was (34.4%), which was below the threshold level of performance for that metric. Increased provision for credit losses recorded during 2024 and distributions in excess of GAAP earnings put downward pressure on our book value per share. The total Financial Component of the 2024 AIP awards was achieved at 0% of target, as shown below:

Total Financial Component Results
	“Run-Rate” ROAE Percentage Earned (50% weighting)	Change in Book Value per Share Percentage Earned (50% weighting)	Total Percentage Earned
	0% of Target	0% of Target	0% of Target
2024 AIP Award Payouts
The 100% of target earned from the Strategic Component combined with the 0% of target earned from the Financial Component resulted in 2024 AIP payouts equal to 50% of each NEO’s respective target award, as shown below:

2024 AIP Award Payouts
	Strategic Component Percentage Earned (50% weighting)	Financial Component Percentage Earned (50% weighting)	Total Award Percentage Earned
	100% of Target	0% of Target	50% of Target
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Compensation Discussion and Analysis
The dollar amounts paid to the NEOs in early 2025 for the 2024 AIP awards are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table and reflected below:
Named Executive Officer	AIP Award Payout for 2024 Performance	Notes
John (“Jack”) A. Taylor	$ 500,000
Marcin Urbaszek	$ 0	Mr. Urbaszek did not receive an AIP payout for 2024 because he was no longer employed by our Company when the payments were made in early 2025.
Blake Johnson	$ 0	Under his employment agreement, Mr. Johnson received a $250,000 cash bonus for 2024, paid in the first quarter of 2025, in addition to a sign-on bonus of $110,000 (both reported in the “Bonus” column of the Summary Compensation Table). These cash awards were made as an inducement for Mr. Johnson to join our Company and thereby forfeit the potential for a cash bonus for his 2024 performance from his previous employer. He is participating in the AIP for 2025 performance.
Stephen Alpart	$ 225,000
Peter Morral	$ 225,000
Steven Plust	$ 0	Mr. Plust received a cash bonus of $250,000 for his 2024 performance, paid in the first quarter of 2025 (reported in the “Bonus” column of the Summary Compensation Table), in lieu of his AIP award payout. He no longer participates in the AIP but is eligible under his amended and restated contract, depending on his performance, for annual non-formulaic bonus payments of decreasing maximum amounts.
LTIP AWARDS GRANTED IN 2024
In early 2024, our Compensation Committee granted the NEOs employed by our Company at the time long-term incentive awards under our 2022 Omnibus Incentive Plan to reward key drivers of stockholder value and foster a sense of ownership and commitment to our Company’s long-term success. In addition to these annual LTIP awards, our Compensation Committee granted the NEOs supplemental RSUs in June 2024. The 2024 award values are as follows:
Named Executive Officer	Annual RSU Award (March 2024)	Annual PSU Award at Target (March 2024)	Supplemental RSU Award(1) (June 2024)	Total 2024 LTIP Award
John (“Jack”) A. Taylor	$1,125,000	$1,125,000	$800,000	$3,050,000
Marcin Urbaszek	$500,000	$500,000	$500,000	$1,500,000
Stephen Alpart	$600,000	$600,000	$500,000	$1,700,000
Peter Morral	$500,000	$500,000	$250,000	$1,250,000
Steven Plust	$500,000	$500,000	$250,000	$1,250,000

(1)
Our Compensation Committee determined the number of RSUs granted on June 21, 2024, based on the average closing share price over the 20-trading-day period that ended on June 18, 2024, which was $3.12. The grant date value of these awards reported in the Summary Compensation Table is lower than the dollar amount listed here because the closing share price on June 21, 2024, was $3.05.

2025 PROXY STATEMENT / 53

Compensation Discussion and Analysis
Factors influencing the size of each executive’s annual LTIP award include job responsibilities and performance, retention considerations, internal pay equity within the executive group, and market competitiveness. In comparison to their 2023 annual awards, the grant date value of the NEOs’ individual 2024 annual LTIP stayed the same for our CEO and one other NEO, increased modestly for one NEO, and decreased for the other two NEOs. The aggregate value of all the NEOs’ annual awards was down in 2024 from 2023.
The even split of the NEOs’ annual LTIP target value between performance-based and time-based awards is designed to motivate achievement of financial objectives while encouraging retention and stock ownership. The ultimate value of both the PSUs and the RSUs is dependent on our long-term success as reflected in the price of our Company’s common stock.
In June 2024, our Compensation Committee decided to supplement the annual LTIP awards with grants of additional RSUs out of concern for the low retentive value of the NEOs’ outstanding equity awards. See “Supplemental Equity Awards Granted in 2024” above for more detailed information about the Compensation Committee’s deliberative process and rationale for the supplemental awards. The annual awards granted in early 2025 reverted to our standard mix of 50% PSUs and 50% RSUs, and our Compensation Committee does not plan to make future off-cycle grants.
When Mr. Johnson joined our Company in October 2024, he received an award of RSUs with a grant date value of $200,000. These RSUs vest ratably over three years and were provided in his employment agreement as an inducement to join our Company, thereby forfeiting unvested equity he had been granted by his previous employer. The employment agreement also provided that Mr. Johnson’s equity award to be granted in early 2025 would have an aggregate value of $250,000 (which is significantly lower than the value granted to any other NEO in March 2024 or early 2025) and would be in the same split of 50% PSUs and 50% RSUs as our other executive officers would receive.
The treatment of these awards upon an NEO’s termination of employment in connection with death, disability, retirement or a change of control of our Company is described in detail in “Executive Compensation – Potential Payments Upon Termination or Change of Control” later in this proxy statement. The award agreements provide for “double trigger” vesting, meaning that vesting is not accelerated upon a change of control unless the change of control is accompanied by a qualifying termination of employment.
2024 RSU Awards
The RSUs granted to the NEOs in March 2024 and the RSUs granted to Mr. Johnson when he joined our Company in October 2024 vest ratably over a three-year period from the grant date, and the supplemental RSUs  granted to the NEOs in June 2024 cliff-vest three years after the grant date. The RSU awards are accompanied by DERs that, upon the payment of any dividend (other than non-cash extraordinary dividends) by our Company to its common stockholders, pay out with respect to all outstanding RSUs.
2024 PSU Awards (2024-2026 Performance Period)
The PSU awards granted to the NEOs in March 2024 have a three-year performance period of January 1, 2024, through December 31, 2026. All the PSUs that have been earned through satisfaction of the applicable performance metrics will vest at the conclusion of the performance period on a one-for-one basis of one share of common stock per PSU, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement.
The percentage of the target number of PSUs granted in 2024 that will be earned is dependent on our Company’s absolute and relative performance with respect to “Run-Rate” ROAE and Change in Book Value per Share during the three-year performance period, with each measure weighted at 25%. Actual units earned will be between 0% and 200% of target levels.
The significance and calculation of both “Run-Rate” ROAE and Change in Book Value per Share are described above under “2024 AIP Awards.” We believe that they are critical metrics for our Company and its stockholders, and our Compensation Committee used them to measure corporate performance on both an annual and long-term basis to align pay and performance. For the PSU awards, the Committee included relative measures that are weighted evenly with the absolute measures to account for independent economic and real estate market forces over the three-year performance period while aligning the NEOs’ focus on execution of our Company’s long-term plan.
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Compensation Discussion and Analysis
To measure relative “Run-Rate” ROAE and relative Change in Book Value per Share performance, our Company’s absolute result for each metric is compared to the respective results of a comparator group of companies that share the following characteristics:
•
All are mortgage REITs;

•
All have investment portfolios focused on commercial mortgages;

•
They constitute our Company’s primary public commercial mortgage REIT competitors for investment;

•
They have long-term capital and return profiles similar to our Company’s profiles; and

•
External market conditions generally affect them in ways similar to how our Company is affected.

The comparator group that will be used to measure relative results for the PSU awards granted in 2024 consists of the following companies:
•
ACRES Commercial Realty Corp.

•
Apollo Commercial Real Estate Finance, Inc.

•
Ares Commercial Real Estate Corp

•
Blackstone Mortgage Trust, Inc.

•
BrightSpire Capital, Inc.

•
KKR Real Estate Finance Trust Inc.

•
Ladder Capital Corp

•
TPG RE Finance Trust, Inc.

The performance goals for the PSUs granted in early 2024 are set forth below. The specific threshold, target and maximum values for absolute “Run-Rate” ROAE and absolute Change in Book Value per Share will not be publicly disclosed until the three-year performance period is completed due to the proprietary nature and competitive sensitivity of that information. The target values for these metrics are intended to be challenging but achievable.
There is a 0% earnout for performance below threshold levels, and earnouts for performance in excess of the maximum levels are capped at 200%; earnouts for performance between threshold and target levels or target and maximum levels will be calculated through linear interpolation.
Absolute “Run-Rate” ROAE (25%)		Relative “Run-Rate” ROAE (25%)
Performance	Percentage Earned	Performance	Percentage Earned
Target value -2%	25% of target (threshold)	25th percentile	25% of target (threshold)
Target value	100% of target	50th percentile	100% of target
Target value +3%	200% of target (maximum)	75th percentile	200% of target (maximum)
Absolute Change in Book Value per Share (25%)		Relative Change in Book Value per Share (25%)
Performance	Percentage Earned	Performance	Percentage Earned
Target value -10.0%	25% of target (threshold)	25th percentile	25% of target (threshold)
Target value	100% of target	50th percentile	100% of target
Target value +10.0%	200% of target (maximum)	75th percentile	200% of target (maximum)
The PSU awards are accompanied by DERs that accrue during the performance period but are paid out upon vesting only with respect to shares that have been earned through satisfaction of the performance metrics. Upon the payment of any dividend (other than non-cash extraordinary dividends) by our Company to its common stockholders, DERs accrue with respect to all outstanding PSUs. No DERs are paid out with respect to shares not earned or PSUs that have terminated before vesting.
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Compensation Discussion and Analysis
2022 PSU AWARD RESULTS (2022-2024 PERFORMANCE PERIOD)
The results for the PSUs granted in 2022 are shown below. They were calculated by comparing actual average corporate performance for each metric for the performance period of January 1, 2022, through December 31, 2024, against the performance goals established by our Compensation Committee near the beginning of the performance period.
The PSUs granted in 2022 differ from the ones granted in 2024, described above, in that the performance metrics were absolute and relative “Core” ROAE, weighted equally. “Core” ROAE is calculated as the ratio of (i) our Company’s Distributable Earnings (Loss) generated during the performance period to (ii) our Company’s average common stockholders’ equity during the performance period, as measured on each of the first and last day of the period. For these purposes, Distributable Earnings (Loss) are as reported in our Company’s publicly filed financial reports, excluding the effects of certain non-cash items and one-time charges that we believe are not indicative of our Company’s overall operating performance. For additional information, see Appendix A – Definitions and Calculation of Non-GAAP Measures. The comparator companies used to measure relative “Core” ROAE results are the same as those listed above with respect to the PSUs granted in 2024.

Level of Performance	Absolute “Core” ROAE	Percentage Earned
Below Threshold	<5.5%	0% of Target
Threshold	5.5%	25% of Target
Target	7.0%	100% of Target
Maximum	≥8.5%	200% of Target
Actual	(9.2)%	0% of Target

Level of Performance	Relative “Core” ROAE	Percentage Earned
Below Threshold	<25th percentile	0% of Target
Threshold	25th percentile	25% of Target
Target	50th percentile	100% of Target
Maximum	≥75th percentile	200% of Target
Actual	<25th percentile	0% of Target

PSU Awards Vested (2022-2024 Performance Period)
	Absolute “Core” ROAE (50% weighting)	Relative “Core” ROAE (50% weighting)	Total Award Percentage Earned
	0% of Target	0% of Target	0% of Target
As indicated above, the Company’s actual average “Core” ROAE for the three-year performance period that ended on December 31, 2024, was (9.2)% (below the threshold level for the absolute measure), which was outside the range of the comparator companies’ results (i.e., below the threshold level for the relative measure). Consequently, 0% of the target number of PSUs granted in 2022 were earned, no shares were issued to the NEOs upon the awards’ settlement in early 2025, and no DERs were paid.
BENEFITS
Our NEOs receive the same benefits package available to our other employees, which consists primarily of health and wellness offerings, a 401(k) savings plan with a Company contribution and paid time off.
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Compensation Discussion and Analysis
Executive Compensation Policies and Practices
STOCK OWNERSHIP GUIDELINES
Our Compensation Committee believes that ownership of our Company’s common stock by our executive officers directly aligns their interests with those of our other stockholders and helps balance the incentives for risk taking inherent in equity-based awards. Accordingly, our Compensation Committee has adopted the following stock ownership guidelines:
Executive Officer	Minimum Ownership Level
Chief Executive Officer	Market value of stock held ≥5x base salary
Other executive officers	Market value of stock held ≥3x base salary
All outstanding shares and unvested RSUs are included in determining whether an executive officer satisfies the applicable minimum ownership level. Shares underlying unvested PSUs are not included. An executive officer is expected to attain the minimum ownership level within five years of appointment. If the minimum amount is not attained by such date – or is not maintained after such date – the officer is expected to retain at least 75% of the shares issued upon settlement of equity awards (net of shares withheld to satisfy tax obligations) until attaining the ownership level. Our Compensation Committee reviews executive stock ownership annually to confirm compliance with these ownership and retention requirements.
PROHIBITION AGAINST HEDGING AND PLEDGING
Our Board has adopted, as part of our Insider Trading Policy, prohibitions against our officers, directors and employees engaging in transactions designed to profit from fluctuations in the price of our securities, such as short sales or purchasing our securities on margin. In addition, such persons are prohibited from purchasing or selling puts or calls or other derivative securities on our securities, pledging our securities as collateral for a loan, or entering into hedging or monetization transactions or similar arrangements with respect to our securities.
EQUITY GRANTING PRACTICES
Our Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information. In addition, no stock options or other option-like instruments have been granted by our Company, and we have no plans to grant stock options or other option-like instruments.
CLAWBACK POLICY
In compliance with the NYSE listing standards issued in connection with the SEC rules promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, our Compensation Committee adopted a Clawback Policy in October 2023 that supersedes the clawback provisions contained in our 2017 Equity Incentive Plan and 2022 Omnibus Incentive Plan. The Clawback Policy provides that upon a required accounting restatement, any incentive-based compensation received by current or former executive officers during the three years preceding the restatement that exceeded amounts owed based on the restated financials will be recovered by the Company.
COMPENSATION RISK ASSESSMENT
Our Compensation Committee reviewed our Company’s compensation programs and plans for both executive officers and other employees in early 2025 to assess whether those programs and plans create incentives for risk-taking behavior that could damage our Company and its stockholders. Following this assessment, our
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Compensation Discussion and Analysis
Compensation Committee concluded that the risks arising from our Company’s compensation programs and plans for executive officers and other employees are not reasonably likely to have a material adverse effect on our Company.
When making this determination, our Compensation Committee specifically considered the following features of our executive compensation program:
Risk-Mitigating Features of Executive Compensation Program

•
Earnout of performance-based equity (PSU) and annual cash (AIP) awards is capped at 200% of target

•
Performance-based awards have a sliding scale earnout structure, not an all-or-nothing structure

•
A significant percentage of the executives’ total direct compensation is paid as equity with three-year vesting

•
PSUs have a three-year performance period

•
All officers and employees are prohibited from hedging Company securities through our Insider Trading Policy

•
Executive stock ownership levels and retention requirements are governed by stock ownership guidelines

•
Performance-based awards use multiple performance metrics, both absolute and relative

•
Our clawback policy requires recoupment of excess cash or equity paid pursuant to incentive-based awards upon a financial restatement

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Compensation Committee Report
Compensation Committee Report

Our Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K with management.
Based on such review and discussions, our Compensation Committee recommended to our Board that the “Compensation Discussion and Analysis” be included in this proxy statement.
Submitted by the Compensation Committee of the Company’s Board:
Hope B. Woodhouse (Chair)
Tanuja M. Dehne
Patrick G. Halter
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Executive Compensation
Executive Compensation

Summary Compensation Table
The following table shows the cash and equity compensation awarded to or earned by our NEOs for services rendered to us during the fiscal years presented:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)
John (“Jack”) A. Taylor President and Chief Executive Officer	2024	1,000,000	—	3,032,044	500,000	13,550	4,545,594
	2023	1,000,000	—	2,249,997	786,923	12,900	4,049,820
	2022	1,000,000	—	2,249,979	500,000	12,150	3,762,129
Marcin Urbaszek(4) Former Vice President, Chief Financial Officer and Treasurer	2024	550,000	—	1,488,776	—	13,283	2,052,059
	2023	600,000	—	969,998	354,115	12,900	1,937,013
	2022	560,000	—	969,980	210,000	12,150	1,752,130
Blake Johnson(5) Vice President, Chief Financial Officer and Treasurer	2024	119,318	360,000	200,000	—	7,680	686,998
Stephen Alpart Vice President and Chief Investment Officer	2024	600,000	—	1,688,781	225,000	13,550	2,527,331
	2023	600,000	—	1,199,994	354,115	12,900	2,167,009
	2022	600,000	—	1,199,984	225,000	12,150	2,037,134
Peter Morral Vice President and Chief Development Officer	2024	600,000	—	1,244,386	225,000	10,350	2,079,736
	2023	600,000	—	1,199,994	354,115	9,900	2,164,009
	2022	600,000	—	1,199,984	225,000	9,150	2,034,134
Steven Plust(6) Vice President and Chief Operating Officer	2024	600,000	250,000	1,244,386	—	13,550	2,107,936
	2023	600,000	—	1,199,994	354,115	12,900	2,167,009
	2022	600,000	—	1,199,984	225,000	12,150	2,037,134

(1)
The amounts in this column are calculated based on the number of RSUs and PSUs awarded and the fair market value of our common stock on the date the award was made in accordance with FASB ASC Topic 718. Mr. Johnson was not granted any PSUs in 2024, but all other NEOs were granted both PSUs and RSUs. See Note 13 to our consolidated financial statements included in our 2024 Annual Report on Form 10-K for assumptions used to calculate our stock awards.

The 2024 amounts in this table reflect the fair market value of each NEO’s RSUs plus the target payout for the PSUs on the grant date. As described above in “Compensation Discussion and Analysis,” the actual number of PSUs earned will be determined after a three-year performance period beginning on January 1, 2024, and ending on December 31, 2026. Depending on our Company’s performance during this time with respect to the awards’ metrics, 0% to 200% of the target number of PSUs granted to the NEOs can be earned.
The grant date fair value of RSUs plus the grant date fair value of the PSUs assuming maximum potential payout amounts (200% of target) are as follows: (a) Mr. Taylor, $4,157,041; (b) Mr. Urbaszek, $1,988,773; (c) Mr. Alpart, $2,288,781; (d) Mr. Morral, $1,744,383; and (e) Mr. Plust, $1,744,383. Conversely, the grant date fair value of RSUs plus the grant date fair value of the PSUs assuming minimum potential payouts (0% of target) are as follows: (a) Mr. Taylor, $1,907,047; (b) Mr. Urbaszek, $988,778; (c) Mr. Alpart, $1,088,781; (d) Mr. Morral, $744,388; and (e) Mr. Plust, $744,388.
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Executive Compensation
(2)
The amounts in this column for 2024 represent payments made to eligible NEOs for their AIP awards in early 2025 based on performance during 2024. The AIP awards are described above in “Compensation Discussion and Analysis.”

(3)
The amounts in this column for 2024 represent Company contributions into each NEO’s 401(k) savings plan for 2024 service and, for NEOs other than Mr. Morral, Company contributions into their Health Savings Account during 2024.

(4)
As described above in “Compensation Discussion and Analysis,” Mr. Urbaszek’s employment with the Company terminated on December 1, 2024. All his outstanding equity awards were forfeited upon his departure, and he was not eligible to receive an AIP payout for 2024 performance.

(5)
As described above in “Compensation Discussion and Analysis,” Mr. Johnson began working for our Company as Deputy Chief Financial Officer on October 4, 2024, and he assumed the role of Chief Financial Officer and Treasurer on December 1, 2024. He received a sign-on bonus of $110,000, a sign-on award of RSUs with a grant date fair value of $200,000, and an annual cash bonus for 2024 of $250,000, paid in early 2025.

(6)
As described above in “Compensation Discussion and Analysis,” Mr. Plust entered into an amended and restated employment agreement on January 7, 2025, that provided, among other terms, for a cash bonus for 2024 performance of $250,000, paid in early 2025, in lieu of an AIP payout for 2024. He did not receive a grant of equity in early 2025 and will not receive other equity awards for the remainder of his employment.

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Executive Compensation
Grants of Plan-Based Awards in 2024
The following table shows the cash incentive awards and equity awards made under our 2022 Omnibus Incentive Plan to our NEOs during 2024.
Name	Award Type	Grant Date	Date of Committee Action	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units(5) (#)	Grant Date Fair Value of Stock Awards(6) ($)
				Threshold ($)(2)	Target ($)	Maximum ($)	Threshold (#)(4)	Target (#)	Maximum (#)
John (“Jack”) A. Taylor	AIP	—	—	125,000	1,000,000	2,000,000	—	—	—	—	—
	PSU	3/1/2024	2/14/2024	—	—	—	58,839	235,355	470,710	—	1,124,997
	RSU	3/1/2024	2/14/2024	—	—	—	—	—	—	235,355(7)	1,124,997
	RSU	6/21/2024	—	—	—	—	—	—	—	256,410(8)	782,051
Marcin Urbaszek(9)	AIP	—	—	56,250	450,000	900,000	—	—	—	—	—
	PSU	3/1/2024	2/14/2024	—	—	—	26,151	104,602	209,204	—	499,998
	RSU	3/1/2024	2/14/2024	—	—	—	—	—	—	104,602(7)	499,998
	RSU	6/21/2024	—	—	—	—	—	—	—	160,256(8)	488,781
Blake Johnson(10)	RSU	10/4/2024	8/25/2024	—	—	—	—	—	—	66,225(7)	200,000
Stephen Alpart	AIP	—	—	56,250	450,000	900,000	—	—	—	—	—
	PSU	3/1/2024	2/14/2024	—	—	—	31,381	125,523	251,046	—	600,000
	RSU	3/1/2024	2/14/2024	—	—	—	—	—	—	125,523(7)	600,000
	RSU	6/21/2024	—	—	—	—	—		—	160,256(8)	488,781
Peter Morral	AIP	—	—	56,250	450,000	900,000	—	—	—	—	—
	PSU	3/1/2024	2/14/2024	—	—	—	26,151	104,602	209,204	—	499,998
	RSU	3/1/2024	2/14/2024	—	—	—	—	—	—	104,602(7)	499,998
	RSU	6/21/2024	—	—	—	—	—	—	—	80,128(8)	244,390
Steven Plust(11)	AIP	—	—	56,250	450,000	900,000	—	—	—	—	—
	PSU	3/1/2024	2/14/2024	—	—	—	26,151	104,602	209,204	—	499,998
	RSU	3/1/2024	2/14/2024	—	—	—	—	—	—	104,602(7)	499,998
	RSU	6/21/2024	—	—	—	—	—	—	—	80,128(8)	244,390

(1)
These columns show the potential payments for the NEOs under their AIP award for 2024 performance. Actual payment amounts are determined in accordance with the performance metrics and calculation formula described above in “Compensation Discussion and Analysis,” and not all the NEOs maintained eligibility for AIP payouts. The amounts paid to the NEOs in early 2025 for 2024 performance with respect to their AIP awards are included in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table.

(2)
As described above in “Compensation Discussion and Analysis,” 50% of the AIP was subject to financial (quantitative) metrics – ”Run-rate” ROAE and Change in Book Value per Share  –  which have threshold performance levels, and 50% was subject to strategic (qualitative) metrics, which do not have threshold performance levels. To the extent that achievement of any of the qualitative metrics exceeded the target level of performance, our Compensation Committee had the discretion to apply an aggregate multiplier of between one and two based on the actual achievement of the qualitative metric above target. To the extent that achievement of any of the qualitative metrics fell below the target level of performance, our Compensation Committee had the discretion to apply an aggregate multiplier of between zero and one based on the actual achievement of the qualitative metric below target. The amounts in this column reflect threshold performance for each of the quantitative metrics and a determination of zero with respect to the qualitative metrics. Performance below the threshold levels for the quantitative metrics, when paired with a determination of zero with respect to the qualitative metrics, would yield a payout of $0.

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Executive Compensation
(3)
These columns show the potential number of PSUs that could be earned by the NEOs during the three-year performance period of January 1, 2024, to December 31, 2026. As described above in “Compensation Discussion and Analysis,” 0% to 200% of the target number of PSUs granted to the NEOs can be earned depending on our Company’s performance during this period with respect to the awards’ metrics.

Any PSUs earned during the performance period will vest at the conclusion of the performance period, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement, and will be settled through the issuance of shares of our common stock early in the following year after our Compensation Committee has determined the Company’s level of absolute and relative performance against the awards’ metrics. The PSU awards are accompanied by DERs that accrue during the performance period but are paid out upon vesting only with respect to shares that have been earned through satisfaction of the performance metrics. Upon the payment of any dividend (other than non-cash extraordinary dividends) by our Company to its common stockholders, DERs accrue with respect to all outstanding PSUs. No DERs are paid out with respect to shares not earned or PSUs that have been forfeited before vesting.
(4)
The amounts in this column reflect performance equal to threshold levels with respect to absolute and relative “Run-rate” ROAE and absolute and relative Change in Book Value per Shares. Performance below those levels would yield an earnout of zero PSUs.

(5)
The RSUs reflected in this column are subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement. The RSU awards are accompanied by DERs that, upon the payment of any dividend (other than non-cash extraordinary dividends) by our Company to its common stockholders, pay out with respect to all outstanding RSUs.

(6)
The values in this column were calculated in accordance with FASB ASC Topic 718 by multiplying the number of units granted (in the case of PSUs, the target number was used) by the closing market price of a share of our common stock on the grant date.

(7)
These RSUs will vest ratably over a three-year period from the date of grant.

(8)
These RSUs will cliff-vest three years from the date of grant.

(9)
Mr. Urbaszek’s outstanding equity awards were forfeited when his employment terminated on December 1, 2025, and he was not eligible to receive a payout for his 2024 AIP award when payments to other executives were made in early 2025.

(10)
The sign-on award of RSUs included in Mr. Johnson’s employment agreement was approved by our Board on August 25, 2024. The grant was made when Mr. Johnson commenced employment with us, initially as a Deputy Chief Financial Officer, on October 4, 2024.

(11)
As described above in “Compensation Discussion and Analysis,” Mr. Plust entered into an amended and restated employment agreement on January 7, 2025, that provided, among other terms, for a cash bonus of $250,000 for 2024 performance, in lieu of an AIP payout for 2024.

EMPLOYMENT AGREEMENTS
In connection with the Internalization, we entered into employment agreements with each of the NEOs employed by us at the time pursuant to which each became employed directly by the Company on December 31, 2020, the effective date of the Internalization. We subsequently entered into an employment agreement with Blake Johnson in August 2024 when he was hired as Deputy Chief Financial Officer in anticipation of his appointment as Chief Financial Officer, and we amended and restated Mr. Plust’s employment agreement in January 2025, in connection with his upcoming transition out of the Chief Operating Officer role.
The employment agreements established initial base salaries and LTIP award values, plus other ongoing terms summarized below.
Annual Incentive Cash Payments
Under their employment agreements, the NEOs are entitled to the opportunity to earn an annual incentive cash payment with a target value equal to 100% of base salary for Mr. Taylor and 75% of base salary for the other NEOs (which begins in 2025 for Mr. Johnson). The agreements set the payout value as 0% to 200% of the target amount, depending on achievement against performance goals established by our Compensation Committee. Our Compensation Committee establishes performance goals each year.
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Executive Compensation
Under the terms of his amended and restated employment agreement, Mr. Plust no longer participates in the AIP program and instead received a bonus of $250,000 for 2024 performance. Mr. Johnson received a sign-on bonus of $110,000 and an annual bonus of $250,000 for 2024 performance under his employment agreement.
LTIP Awards
The employment agreements with our NEOs provide that the NEOs are entitled to annual LTIP to be granted (i) partially in a performance-based award to be earned at 0% to 200% of target amount, depending on achievement over a three-year period against performance metrics established by our Compensation Committee, and (ii) partially in a time-based award that vests ratably over three years. The awards have associated DERs, are generally subject to the NEO’s continued employment through the applicable vesting date, and may be settled in shares or cash, at our Company’s option.
Under the terms of his amended and restated employment agreement, Mr. Plust did not receive an LTIP award in early 2025 and will not receive any more for the remainder of his employment. Mr. Johnson received a sign-on RSU award with a grant date value of $200,000 under his employment agreement.
Other Terms
The employment agreements also provide that the NEOs are eligible to participate in all employee benefit programs made available to the Company’s employees generally from time to time and to receive compensation and benefits upon termination or change in control of the Company as described in detail in “Executive Compensation – Potential Payments Upon Termination or Change in Control” later in this proxy statement.
Each employment agreement also contains covenants relating to the treatment of confidential information and intellectual property matters and restrictions on the ability of each of the NEOs on the one hand and our Company on the other hand to disparage the other. In addition, the employment agreements provide that the NEO shall not, without the prior written consent of our Chief Executive Officer (or our Board, in the case of Mr. Taylor), (i) for a period of one year for Mr. Taylor, nine months for Messrs. Alpart and Plust and six months for Messrs. Morral, Johnson and Urbaszek following the termination of the NEO’s employment relationship with our Company for any reason, engage in certain competitive activities and (ii) for a period of one year following the termination of the NEO’s employment relationship with our Company for any reason, solicit certain current or former employees or customers of our Company.
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Executive Compensation
Outstanding Equity Awards at 2024 Fiscal Year-End
The following table sets forth information concerning unvested RSU and PSU awards held by each of the NEOs as of December 31, 2024. Marcin Urbaszek’s outstanding equity awards were all forfeited when his employment was terminated on December 1, 2024.
		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value or Payout Value of Unearned Units That Have Not Vested(1) ($)
John (“Jack”) A. Taylor	6/1/2024	256,410(2)	715,384	—	—
	3/1/2024	—	—	235,355(3)	656,640
	3/1/2024	235,355(4)	656,640	—	—
	3/15/2023	—	—	223,214(5)	622,767
	3/15/2023	148,810(4)	415,180	—	—
	2/16/2022	—	—	23,754(6)	66,274
	2/16/2022	31,672(4)	88,365	—	—
	12/31/2020	100,100(7)	279,279	—	—
Blake Johnson	10/4/2024	66,225(4)	184,768	—	—
Stephen Alpart	6/1/2024	160,256(2)	447,114	—	—
	3/1/2024	—	—	125,523(3)	350,209
	3/1/2024	125,523(4)	350,209	—	—
	3/15/2023	—	—	119,047(5)	332,141
	3/15/2023	79,365(4)	221,428	—	—
	2/16/2022	—	—	12,669(6)	35,346
	2/16/2022	16,892(4)	47,129	—	—
	12/31/2020	60,060(7)	167,567	—	—
Peter Morral	6/1/2024	80,128(2)	223,557	—	—
	3/1/2024	—	—	104,602(3)	291,840
	3/1/2024	104,602(4)	291,840	—	—
	3/15/2023	—	—	119,047(5)	332,141
	3/15/2023	79,365(4)	221,428	—	—
	2/16/2022	—	—	12,669(6)	35,346
	2/16/2022	16,892(4)	47,129	—	—
	12/31/2020	60,060(7)	167,567	—	—
Steven Plust	6/1/2024	80,128(2)	223,557	—	—
	3/1/2024	—	—	104,602(3)	291,840
	3/1/2024	104,602(4)	291,840	—	—
	3/15/2023	—	—	119,047(5)	332,141
	3/15/2023	79,365(4)	221,428	—	—
	2/16/2022	—	—	12,669(6)	35,346
	2/16/2022	16,892(4)	47,129	—	—
	12/31/2020	60,060(7)	167,567	—	—

(1)
The values in this column are based on the $2.79 closing market price of our common stock on the NYSE on December 31, 2024.

2025 PROXY STATEMENT / 65

Executive Compensation
(2)
These RSUs will cliff-vest on the third anniversary of the grant date, June 21, 2027, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement.

(3)
The number of PSUs listed is the target number that can be earned during the three-year performance period of January 1, 2024, to December 31, 2026. The actual number of PSUs earned will be 0% to 200% of the target number of PSUs granted, depending on our Company’s performance during the performance period with respect to the awards’ metrics. Any PSUs earned during the performance period will vest at the conclusion of the performance period, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement, and will be settled through issuance of shares in early 2027 following our Compensation Committee’s determination of performance.

(4)
These RSUs vest at the rate of 33% on each of the first and second anniversaries of the grant date and 34% on the third anniversary of the grant date, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement.

(5)
The number of PSUs listed is the target number that can be earned during the three-year performance period of January 1, 2023, to December 31, 2025. The actual number of PSUs earned will be 0% to 200% of the target number of PSUs granted, depending on our Company’s performance during the performance period with respect to the awards’ metrics. Any PSUs earned during the performance period will vest at the conclusion of the performance period, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement, and will be settled through issuance of shares in early 2026 following our Compensation Committee’s determination of performance.

(6)
The number of PSUs listed is the threshold number that can be earned during the three-year performance period of January 1, 2022, to December 31, 2024. Following conclusion of the performance period, it was determined that 0% of these PSUs were earned in accordance with the awards’ metrics, and no shares were issued upon the award’s settlement in early 2025.

(7)
These RSUs will cliff-vest on the fifth anniversary of the grant date, December 31, 2025, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement.

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Executive Compensation
Stock Vested in 2024
The following table sets forth information concerning the RSUs held by our NEOs that vested during the year ended December 31, 2024. The PSUs granted in 2021, which had a performance period of January 1, 2021, to December 31, 2023, were earned at 0%; accordingly, no shares were issued upon their settlement in early 2024.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
John (“Jack”) A. Taylor	143,614	728,546
Marcin Urbaszek	56,908	284,352
Blake Johnson	—	—
Stephen Alpart	76,594	388,557
Peter Morral	76,594	388,557
Steven Plust	76,594	388,557

(1)
The values in this column are based on the closing market price of our common stock on the NYSE on the applicable vesting date or, if the NYSE was closed on such date, the closing market price of our common stock on the most recent NYSE trading date prior to the vesting date.

Nonqualified Deferred Compensation
Although certain equity awards granted to the NEOs have features that could be deemed subject to Section 409A of the Internal Revenue Code, we do not currently maintain a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for the NEOs.
Potential Payments upon Termination or Change in Control
Our NEOs’ employment agreements provide for payment of various compensation and benefits to our NEOs upon certain types of termination of employment, and their equity award agreements also provide for continued or accelerated vesting in certain termination scenarios. Note that under his amended and restated employment agreement, which was effective on January 7, 2025, Mr. Plust is no longer eligible for a cash severance payment or a cash bonus upon termination.
Termination without Cause or Resignation for Good Reason (not related to a Change of Control)  –  if, at any time other than during the three-month period immediately prior to (or otherwise in connection with or in anticipation of) a Change of Control (as defined below) or during the twenty-four (24) month period immediately following a Change of Control, or a Change-in-Control Period, (i) we terminate the employment of an NEO involuntarily without Cause (as defined below) or because of death or disability or (ii) an NEO resigns for Good Reason (as defined below), the NEO will generally be entitled to the following:
•
All accrued and unpaid base salary and benefits;

•
Severance payments equal to 2.0 times for Mr. Taylor, 1.5 times for Mr. Alpart and 1.0 times for Messrs. Morral and Johnson the sum of the NEO’s then-applicable base salary and target cash bonus, if any, payable in equal installments over twelve months (no cash severance would be paid to Mr. Plust);

•
To the extent not yet paid, if applicable and earned based on actual performance, the NEO’s prior year’s cash bonus, payable at the same time the prior year’s cash bonuses are paid to other executive officers;

2025 PROXY STATEMENT / 67

Executive Compensation
•
A cash bonus equal to the cash bonus that the NEO would have received for the fiscal year, if any, based on actual performance and prorated for the number of days the NEO was employed by us during that fiscal year, payable at the same time cash bonuses are paid to other executive officers for that fiscal year (no cash bonus would be paid to Mr. Plust);

•
Reimbursement for COBRA premiums for the NEO and such executive officer’s eligible dependents for up to eighteen (18) months;

•
Unvested time-based equity awards will continue to vest as if the NEO had remained employed by us through the applicable vesting date; and

•
Unvested performance-based equity awards will be prorated for the number of days in the applicable performance period and vest at the end of the applicable performance period based on actual performance.

Termination without Cause or Resignation for Good Reason (related to a Change of Control)  –  if, during a Change-in-Control Period, (i) we terminate the employment of an NEO involuntarily without Cause (as defined below) or because of death or disability or (ii) an NEO resigns for Good Reason (as defined below), the NEO will generally be entitled to the following:
•
All accrued and unpaid base salary and benefits;

•
Severance payments equal to 2.5 times for Mr. Taylor, 2.0 times for Mr. Alpart and 1.5 times for Messrs. Morral and Johnson the sum of the NEO’s then-applicable base salary and target cash bonus, if any, payable in a lump sum on the Release Deadline (as defined below) (no cash severance would be paid to Mr. Plust);

•
To the extent not yet paid, if applicable and earned based on actual performance, the NEO’s prior year’s cash bonus, payable at the same time the prior year’s cash bonuses are paid to other executive officers;

•
A cash bonus equal to the NEO’s target cash bonus ($250,000 for Mr. Johnson if the termination occurred in 2024) and prorated for the number of days such executive officer was employed by us during that fiscal year, payable within ten (10) days after the Release Deadline (as defined below) (no cash bonus would be paid to Mr. Plust);

•
Reimbursement for COBRA premiums for the NEO and such executive officer’s eligible dependents for up to eighteen (18) months;

•
Unvested time-based equity awards will immediately vest upon the NEO’s termination of employment; provided, however, in limited circumstances, to the extent necessary to avoid the imposition of certain taxes, such awards will continue to vest as if such executive officer had remained employed by us through the applicable vesting date; and

•
Unvested performance-based equity awards will immediately vest at the target amount upon the NEO’s termination of employment; provided, however, in limited circumstances, if necessary to avoid certain adverse tax consequences, settlement of the awards will occur at the end of the applicable performance period.

Termination upon Death, Disability or Retirement  –  if an NEO’s employment terminates because of such executive officer’s (i) death, (ii) disability or (iii) Retirement, which is defined by the employment agreements as the executive officer’s resignation (other than for Good Reason) after the age of 65 with five years of service with the Company, inclusive of service with our Former Manager, such executive officer will generally be entitled to the following:
•
All accrued and unpaid base salary and benefits;

•
To the extent not yet paid, if applicable and earned based on actual performance, the NEO’s prior year’s cash bonus, payable at the same time the prior year’s cash bonuses are paid to other executive officers;

•
A cash bonus equal to the NEO’s target cash bonus and prorated for the number of days such executive officer was employed by us during that fiscal year, payable within ten days after the Release Deadline (as defined below) (no cash bonus would be paid to Mr. Plust);

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Executive Compensation
•
For termination because of disability only, reimbursement for COBRA premiums for the NEO and such executive officer’s eligible dependents for up to eighteen (18) months; and

•
Unvested equity awards will receive the same treatment that unvested equity awards do for terminations without Cause or resignations for Good Reason (not related to a Change of Control), as described above; provided, however, if the termination is the result of the NEO’s retirement during a Change-in-Control Period, unvested equity awards will receive the same treatment that unvested equity awards do for terminations without Cause or resignations for Good Reason (related to a Change of Control), as described above, except that the number of performance-based equity awards vesting will be prorated based on the number of days such executive officer was employed by us during the applicable performance period.

Each NEO’s receipt of severance payments and other post-termination benefits is subject to, among other conditions, such executive officer executing a separation agreement and release of claims that is effective no later than sixty (60) days following the termination of such executive officer’s employment, or the Release Deadline, and such executive officer’s continued compliance with the non-competition and non-solicitation provisions contained in such executive officer’s Employment Agreement. For more information regarding the non-competition and non-solicitation provisions in our NEOs’ employment agreements, please see “Executive Compensation  –  Grants of Plan-Based Awards in 2024  –  Employment Agreements” above.
As used in our NEOs’ employment agreements:
•
“Cause” generally includes an NEO’s: (i) gross negligence or willful misconduct in the performance of his duties and responsibilities to our Company; (ii) commission of any act of fraud, theft, embezzlement or any other willful misconduct that injures our Company; (iii) conviction of, or pleading guilty or nolo contendere to, any felony or a lesser crime involving moral turpitude; (iv) willful violation of any material written policy of our Company; (v) alcohol abuse or other substance abuse that materially impairs his ability to perform his obligations; (vi) unauthorized and willful use or disclosure of any proprietary information or trade secrets of our Company or other parties; and (vii) material and willful breach of any restrictive covenants to our Company;

•
“Change of Control” has the same definition as is given to such term in our incentive plans, provided that a management-led buyout is not considered a Change of Control; and

•
“Good Reason” with respect to an NEO generally includes: (i) a change in such executive officer’s title or reporting relationship or a material reduction in such executive officer’s duties, authority or responsibilities; (ii) a reduction in such executive officer’s base salary or target cash bonus of 10% or more; (iii) a material change in the geographic location of such executive officer’s primary work location; and (iv) a material breach by our Company of a material provision of such executive officer’s employment agreement.

2025 PROXY STATEMENT / 69

Executive Compensation
The following table sets forth estimates of the potential benefits to our NEOs in connection with certain termination and change in control events, assuming such events occurred on December 31, 2024. The actual payments due upon the occurrence of such events could materially differ from the estimates provided in the table if such events occur on a different date.
Marcin Urbaszek is not included in the table because his employment was terminated on December 1, 2024. Note that in connection with his termination, Mr. Urbaszek received no severance or cash bonus payments or other benefits, and his outstanding equity was all forfeited.
Name and Form of Benefit	Termination without Cause or resignation for Good Reason (not related to a Change of Control) ($)	Termination without Cause or resignation for Good Reason (related to a Change of Control) ($)	Death ($)	Disability ($)	Retirement(1) ($)
John (“Jack”) A. Taylor
Severance	4,000,000	5,000,000	—	—	—
Cash Bonus(2)	500,000	1,000,000	1,000,000	1,000,000	1,000,000
Equity	3,053,888(3)	3,699,350(4)	3,053,888(3)	3,053,888(3)	3,053,888(3)
Other Benefits	69,273(5)	69,273(5)	—	69,273(5)	—
Totals	7,623,161	9,768,623	4,053,888	4,123,161	4,053,888
Blake Johnson
Severance	750,000	1,125,000	—	—	—
Cash Bonus(2)	250,000	250,000	250,000	250,000	250,000
Equity	184,768(3)	184,768(4)	184,768(3)	184,768(3)	184,768(3)
Other Benefits	48,875(5)	48,875(5)	—	48,875(5)	—
Totals	1,233,643	1,608,643	434,768	483,643	434,768
Stephen Alpart
Severance	1,575,000	2,100,000	—	—	—
Cash Bonus(2)	225,000	450,000	450,000	450,000	450,000
Equity	1,712,935(3)	2,057,181(4)	1,712,935(3)	1,712,935(3)	1,712,935(3)
Other Benefits	48,875(5)	48,875(5)	—	48,875(5)	—
Totals	3,561,810	4,656,056	2,162,935	2,211,810	2,162,935
Peter Morral
Severance	1,050,000	1,575,000	—	—	—
Cash Bonus(2)	225,000	450,000	450,000	450,000	450,000
Equity	1,411,746(3)	1,716,885(4)	1,411,746(3)	1,411,746(3)	1,411,746(3)
Other Benefits	85,179(5)	85,179(5)	—	85,179(5)	—
Totals	2,771,925	3,827,064	1,861,746	1,946,925	1,861,746
Steven Plust(6)
Severance	1,575,000	2,100,000	—	—	—
Cash Bonus(2)	225,000	450,000	450,000	450,000	450,000
Equity	1,411,746(3)	1,716,885(4)	1,411,746(3)	1,411,746(3)	1,411,746(3)
Other Benefits	37,255(5)	37,255(5)	—	37,255(5)	—
Totals	3,249,001	4,304,140	1,861,746	1,899,001	1,861,746

(1)
As of December 31, 2024, Messrs. Taylor and Plust were the only NEOs who were Retirement eligible, but we have reflected the amounts that would have been paid upon Retirement on December 31, 2024, had all NEOs been so eligible.

(2)
Cash bonus amounts reflect prorated AIP payments to eligible NEOs based on actual 2024 performance for a termination without Cause or resignation for Good Reason (not related to a Change of Control), and prorated AIP payments to eligible NEOs based on target performance for a termination without Cause or resignation for Good Reason related to a Change of Control, death, disability or Retirement. The amount shown for Mr. Johnson reflects the cash bonus amount for 2024 provided in his employment agreement.

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Executive Compensation
(3)
While settlement of outstanding equity awards is not accelerated upon a termination without Cause or resignation for Good Reason (not related to a Change of Control), death, disability or Retirement, outstanding equity awards would not be forfeited but would instead continue to vest without regard to continued service and settle on the original schedule. Therefore, the value of such awards has been included in this table for such events. Outstanding RSUs would continue to vest as though the NEO had remained employed through the applicable vesting period, and outstanding PSUs would be prorated for the NEO’s partial service during the performance period. In these circumstances, the PSUs would vest at the end of the performance period at levels reflecting actual performance. For purposes of this table, the value of the outstanding PSU awards is reflected at target levels of performance. The value for all awards is based on the $2.79 closing market price of our common stock on the NYSE on December 31, 2024.

(4)
Comprised of outstanding RSUs and PSUs held by the NEO as of December 31, 2024, which would have vested in full upon a termination without Cause or resignation for Good Reason (related to a Change of Control), without proration for partial service. The PSUs would vest at target levels in this circumstance. The value for all awards is based on the $2.79 closing market price of our common stock on the NYSE on December 31, 2024.

(5)
Assumes reimbursement of COBRA premiums for eighteen (18) months after the termination of the NEO’s employment.

(6)
Under his amended and restated employment agreement, which became effective January 7, 2025, Mr. Plust is no longer eligible for a cash severance payment or a cash bonus upon termination of employment. The amounts shown in the table reflect his potential benefits under his contractual arrangements in effect as of December 31, 2024.

CEO Pay Ratio
As required by the Dodd-Frank Act, we are providing the following information about the relationship between the annual total compensation of our median employee and the annual total compensation of our CEO.
As of December 31, 2024, we had 33 employees, all of whom were located in the United States and working for our Company full time. To identify the median employee, we calculated all employees’ total 2024 compensation in accordance with the requirements of the Summary Compensation Table. The median employee identified for this disclosure received 2024 compensation at the median point of the 2024 compensation received by all non-CEO employees who were employed by us on December 31, 2024.
Our median employee’s annual total compensation was $369,571 in 2024, and our CEO’s annual total compensation was $4,545,594 in 2024. These amounts were calculated in accordance with the requirements of the Summary Compensation Table. The ratio of these amounts is 1:12.3.
The ratio stated above is a reasonable estimate calculated in a manner consistent with the applicable SEC regulations under Item 402(u) of Regulation S-K and is not necessarily comparable to the ratios reported by other companies.
2025 PROXY STATEMENT / 71

Executive Compensation
Pay Versus Performance
As required by the Dodd-Frank Act, we are providing the following information about the relationship between “compensation actually paid” to our executive officers and certain corporate performance metrics, in accordance with SEC regulations, during the years ended December 31, 2020, 2021, 2022, 2023, and 2024. Please note that the compensation information presented in the Pay Versus Performance Table below is different from the compensation information presented in the Summary Compensation Table largely due to the different methodologies applied to calculate equity award information.
PAY VERSUS PERFORMANCE TABLE
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(2) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) (in thousands)(6) ($)	“Run- rate” ROAE7(8)
					Total Shareholder Return(4) ($)	Peer Group Total Shareholder Return(5) ($)
2024	4,545,594	1,326,969	1,731,682	773,976	25.13	79.96	(207,051)	(1.2%)
2023	4,049,820	4,599,551	2,108,760	2,403,221	49.26	79.79	(63,198)	5.2%
2022	3,762,129	219,887	1,965,133	170,832	38.30	69.27	(40,825)	5.0%
2021	4,730,154	5,205,864	2,333,208	2,602,997	74.00	94.05	68,353	7.0%
2020	3,199,995	1,921,617	1,682,491	1,116,462	58.43	81.38	(40,439)	8.4%

(1)
Summary Compensation Table Total for Principal Executive Officer, or PEO – The amounts in this column are the amounts of compensation reported in the “Total” column of the Summary Compensation Table for Mr. Taylor, our President and Chief Executive Officer, for the covered years. Any cash compensation paid to Mr. Taylor by our Former Manager during 2020 is not included in the reported amount.

(2)
Compensation Actually Paid to PEO and Non-PEO NEOs – The amounts in the following table represent deductions from and additions to the Summary Compensation Table total amounts for Mr. Taylor and for our NEOs other than Mr. Taylor (Messrs. Urbaszek, Johnson, Alpart, Morral and Plust), on an average basis, to calculate the compensation actually paid appearing in these columns of the Pay Versus Performance Table for 2024:

		PEO	Average Non-PEO NEOs
Starting point	Summary Compensation Table total for 2024	$4,545,594	$1,731,682
Minus	Grant date fair value of equity awards granted during 2024(a)	$(3,032,044)	$(835,509)
Plus	Fair value as of 12/31/2024 of equity awards granted during 2024 and outstanding at year-end(a)	$2,028,665	$589,355
Plus/Minus	Change in fair value from 12/31/2023 to 12/31/2024 of equity awards granted in any prior year and outstanding at 2024 year-end(a)(b)	$(2,330,189)	$(758,271)
Plus/Minus	Change in fair value from 12/31/2023 to the vesting date of equity awards granted in any prior that vested during 2024(a)	$(124,521)	$(50,583)
Plus	Value of DERs paid on unvested RSUs during 2024	$239,464	$97,303
Equals	Compensation actually paid for 2024	$1,326,969	$773,976
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(a)
Equity fair value calculations reported in the Pay Versus Performance Table were made using the closing market price of our common stock on the NYSE on the relevant date (or, if the NYSE was closed on such date, the closing market price of our common stock on the most recent NYSE trading date prior to the relevant date).

(b)
Performance estimates were updated for outstanding PSUs granted in 2023 and 2024, and actual performance results were used for the PSUs granted in 2022 (as reported in “Compensation Discussion and Analysis”).

(3)
Average Summary Compensation Table Total for Non-PEO NEOs – The amounts in this column are the average amounts of compensation reported in the “Total” column of the Summary Compensation Table for our NEOs other than Mr. Taylor for the covered years. For 2020-2023, our NEOs other than Mr. Taylor were Messrs. Urbaszek, Alpart, Morral and Plust. For 2024, our NEOs other than Mr. Taylor were Messrs. Urbaszek, Johnson, Alpart, Morral and Plust. Any cash compensation paid to our NEOs by our Former Manager during 2020 is not included in the reported amount.

(4)
Total Shareholder Return (TSR) – The amounts in this column represent cumulative total return on our Company’s common stock at the end of each covered year, assuming $100 invested on December 31, 2019, with quarterly investment of dividends before consideration of income taxes and without the payment of any commissions.

(5)
Peer Group TSR – The amounts in this column represent cumulative total return on the stocks included in the FTSE NAREIT Mortgage REITs Index (which is the index we reference in the “Performance Graph” appearing in Part II of our Annual Report on Form 10-K for the year ended December 31, 2024) at the end of each covered year, assuming $100 invested on December 31, 2019, with quarterly investment of dividends before consideration of income taxes and without the payment of any commissions.

(6)
Net Income (Loss) – The amounts in this column reflect the amount of net income (loss) reported in our Company’s audited financial statements for the covered years.

(7)
“Run-rate” ROAE – The amounts in this column represent “Run-rate” ROAE for the covered years, which is calculated as the ratio of (i) our Company’s Distributable Earnings Before Realized Gains and Losses generated during the performance period, as reported in our Company’s publicly filed financial reports, to (ii) our Company’s average common stockholders’ equity during the performance period, as measured on each of the first and last day of the period. For additional information, see Appendix A – Definitions and Calculation of Non-GAAP Measures.

2025 PROXY STATEMENT / 73

Executive Compensation
ANALYSIS OF THE PAY VERSUS PERFORMANCE INFORMATION
We are providing the following information depicting the relationship among items reported in the Pay Versus Performance Table in accordance with Item 402(v) of Regulation S-K. Please read “Compensation Discussion and Analysis” for more information about our Compensation Committee’s pay-for-performance philosophy and the ways in which the committee structures our NEOs’ compensation opportunities to align with corporate performance.

2020-2024 Compensation Actually Paid
and Total Shareholder Return
Compensation Actually Paid
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Total Shareholder Return
$100
$80
$60
$40
$20
$-
2020
2021
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
GPMT Total Shareholder Return
Peer Group Total Shareholder Return

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Executive Compensation
FINANCIAL PERFORMANCE MEASURES
The following measures were the most important financial performance measures used by our Company during the most recently completed fiscal year to link (i) compensation actually paid to our NEOs to (ii) corporate performance:
•
Absolute “Run-rate” ROAE

•
Absolute Change in Book Value per Share

•
Relative “Run-rate” ROAE

•
Relative Change in Book Value per Share

Please read “Compensation Discussion and Analysis” for detailed information about the role of these performance metrics in our 2024 executive compensation program.
2025 PROXY STATEMENT / 75

Proposal 2: Advisory Approval of Executive Compensation
Proposal 2: Advisory Approval of Executive Compensation

The SEC adopted rules pursuant to Section 951 of the Dodd-Frank Act that require public companies to provide stockholders with periodic advisory votes on executive compensation, also referred to as “Say on Pay.”
We are asking you to vote FOR the adoption of the following resolution:
RESOLVED: That the stockholders of the Company approve, on an advisory basis, the compensation paid to the named executive officers of the Company, as described in the “Compensation Discussion and Analysis,” the compensation tables and the related disclosure contained in the proxy statement.
For more information regarding our executive compensation program, please see the “Compensation Discussion and Analysis” and “Executive Compensation” sections above.
Because this Say on Pay vote is advisory in nature, it is not binding on us, our Board or our Compensation Committee. However, our Board values our stockholders’ opinion, and our Compensation Committee will take into account the outcome of this vote when considering future executive compensation arrangements.
Our Company holds an advisory vote on executive compensation on an annual basis. We will conduct the next advisory vote on executive compensation at our annual meeting of stockholders in 2026.
Voting Recommendation

PROPOSAL 2: ADVISORY APPROVAL OF EXECUTIVE
COMPENSATION
The Board of Directors recommends that you vote FOR this advisory Say on Pay proposal. Our executive compensation program is designed to reward performance and align with stockholders’ interests.
FOR
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Proposal 3: Approval of the Proposed Amended and Restated 2022 Plan
Proposal 3: Approval of the Proposed Amended and Restated Granite Point Mortgage Trust Inc. 2022 Omnibus Incentive Plan

The Granite Point Mortgage Trust Inc. 2022 Omnibus Incentive Plan, or the 2022 Plan, was originally approved at our 2022 Annual Meeting. On March 13, 2025, on the recommendation of our Compensation Committee, our Board approved the Amended and Restated Granite Point Mortgage Trust Inc. 2022 Omnibus Incentive Plan, or the Amended and Restated 2022 Plan, subject to stockholder approval at the 2025 Annual Meeting. If the Amended and Restated 2022 Plan is approved by our stockholders, it will become effective on the date it is approved by our stockholders, or the Effective Date.
The Company is requesting that our stockholders approve the Amended and Restated 2022 Plan to, among other things, increase the number of shares of common stock reserved for issuance thereunder by 10,000,000 shares (in addition to the shares subject to outstanding equity awards granted under the 2022 Plan as of the effective date of the Amended and Restated 2022 Plan) and to extend the term of the Amended and Restated 2022 Plan to June 5, 2035.
The number of shares originally authorized for issuance under the 2022 Plan was 7,250,000. As of April 7, 2025, all 6,278,065 shares remaining for issuance under the 2022 Plan were related to outstanding equity awards that had been granted previously, and zero shares were available for new equity awards. The 2022 Plan is the only plan under which equity-based compensation may currently be awarded to our executives, other employees, non-employee directors and other service providers. Our Compensation Committee and Board have determined that an increase in the number of shares reserved for issuance is necessary as a part of our continuing effort to attract, retain and motivate employees and other service providers and to align their interests with those of our stockholders. We anticipate, based on projections, that the additional 10,000,000 shares will be sufficient to provide equity incentives through fiscal year 2028.
In addition to increasing the number of shares reserved for issuance and extending the term of the plan, the 2022 Plan was amended to provide that the plan’s share recycling provisions apply to full-value awards and do not apply to (i) shares tendered or withheld for payment of the exercise price of an option, (ii) shares covered by a stock appreciation right that are not issued in connection with settlement upon exercise, (iii) shares repurchased by our Company on the open market with proceeds from the payment of the exercise price of an option and (iv) shares tendered or withheld to satisfy the tax withholding obligations related to an option or stock appreciation right.
This proposal is being submitted to our stockholders in compliance with the NYSE Corporate Governance Standards concerning stockholder approval of equity compensation plans and/or material revisions to these plans.
While equity incentive awards are an important part of our pay-for-performance compensation program, our Board and Compensation Committee are mindful of their responsibility to our stockholders to exercise judgment in granting equity-based awards. We review a number of relevant metrics to assess the cumulative impact of our equity compensation programs, including burn rate. Our Company’s burn rate for the 2024 fiscal year was 5.6% and the three-year average gross burn rate for fiscal 2022 through 2024 was 3.0%. As of December 31, 2024, the potential equity dilution under the 2022 Plan was approximately 1.0%. As of April 7, 2025, there were 48,405,861 shares outstanding. Including the shares requested under the Amended and Restated 2022 Plan, the potential equity dilution from all equity incentive awards outstanding as of April 7, 2025, would result in a potential dilution of approximately 25.2%.
The annual share usage under the 2022 Plan and its predecessor, the Granite Point Mortgage Trust Inc. 2017 Equity Incentive Plan, or the 2017 Plan, for the last three fiscal years was as follows:
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	2022	2023	2024
Burn Rate(1)	1.0%	2.4%	5.6%
Restricted Stock Unit Awards Granted	523,190	1,255,082	2,817,545
Performance Stock Unit Awards Earned	0	0	0
Weighted Average Common Stock Outstanding	53,011,806	51,641,619	50,423,243

(1)
Burn rate represents (a) the number of shares subject to (i) RSUs that we granted during the applicable fiscal year plus (ii) PSUs that were earned during the applicable year through satisfaction of the applicable performance criteria over a three-year performance period, divided by (b) the basic weighted average common shares outstanding for the applicable fiscal year.

As of December 31, 2024, the following awards were outstanding under the 2022 Plan:
Restricted Stock Unit Awards Outstanding	3,173,536
Performance Stock Unit Awards Outstanding (at target)	1,275,543
Based solely on the closing price of the Company’s common stock, as reported on the New York Stock Exchange on April 7, 2025, which was $1.99 per share, the maximum aggregate market value of the 16,278,065 shares (assuming all outstanding awards under the 2022 Plan as of April 7, 2025, remain outstanding as of the effective date of the Amended and Restated 2022 Plan) that could be issued under the Amended and Restated 2022 Plan is $32,393,349.
Overview
The Amended and Restated 2022 Plan provides for the grant of stock options (including incentive stock options and non-qualified stock options), stock appreciation rights, restricted stock, restricted stock units, DERs, other stock-based awards and other cash-based awards to employees, non-employee directors and certain consultants of our Company and its subsidiaries and certain of its affiliates.
The Amended and Restated 2022 Plan aims to reflect certain “best practices” that are consistent with the interests of our stockholders and with our corporate governance policies.
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Key Practices Reflected in the Amended and Restated 2022 Plan

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No Single-Trigger Acceleration of Awards upon a Change in Control – Awards will not accelerate simply upon the occurrence of a change in control unless the awards are not assumed or adequately substituted by an acquirer or the applicable participant experiences a qualifying termination of employment or service within twenty-four (24) months following the change in control.

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No Liberal Share Recycling on Appreciation Awards – The following shares will not become available for future grant or sale under the Amended and Restated 2022 Plan: (i) shares tendered or withheld for payment of the exercise price of an option, (ii) shares covered by a stock appreciation right that are not issued in connection with settlement upon exercise, (iii) shares repurchased by our Company on the open market with proceeds from the payment of the exercise price of an option and (iv) shares tendered or withheld to satisfy the tax withholding obligations related to an option or stock appreciation right.

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No Repricing of Awards Without Stockholder Approval – The Amended and Restated 2022 Plan does not permit the repricing of outstanding stock options or stock appreciation rights to reduce their exercise or base price, or the exchange of underwater stock options or stock appreciation rights for cash or by substitution for new awards with a lower exercise or base price without stockholder approval, other than in limited circumstances involving a corporate event that involves the adjustment of awards in order to preserve the aggregate value.

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Limits on Awards to Non-Employee Directors – The awards granted to any non-employee director in a calendar year, when aggregated with cash fees, may not exceed $750,000. Our Board may make exceptions to increase the limit to $1,500,000 for individual non-employee directors in extraordinary circumstances, such as where a non-employee director serves as a member of a special committee of the Board.

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No Evergreen Provision – There is no evergreen feature under which the shares authorized for issuance under the Amended and Restated 2022 Plan may automatically be replenished.

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No Tax Gross Ups – There are no excise tax gross-up features under the Amended and Restated 2022 Plan.

Summary of the Material Features of the Amended and Restated 2022 Plan
The following is a summary of material provisions of the Amended and Restated 2022 Plan. This summary is qualified by reference to the full text of the Amended and Restated 2022 Plan, which is attached as Appendix B to this proxy statement.
PURPOSE
The purpose of the Amended and Restated 2022 Plan is to provide employees, non-employee directors and certain consultants of our Company and its subsidiaries and certain of its affiliates with the opportunity to receive equity awards. The Amended and Restated 2022 Plan is intended to stimulate the efforts of employees, non-employee directors and certain consultants towards our success, as well as assist in recruitment and retention.
ELIGIBILITY
All employees (including officers and directors who are employees) of our Company or its subsidiaries and non-employee directors of our Company and consultants engaged by our Company or its subsidiaries who are natural persons who render certain bona fide services are eligible to participate in the Amended and Restated 2022 Plan at the discretion of the plan administrator, or the Administrator, who is generally our Compensation
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Committee, provided that our Board may serve as the Administrator in its discretion and certain powers may be delegated to our Company’s Chief Executive Officer, as described further below. Additionally, subject to the approval of our Board and an effective securities registration statement or applicable exemption covering such awards, employees and consultants of other affiliates of our Company may be granted awards under the Amended and Restated 2022 Plan. As of April 7, 2025, 32 employees, 6 non-employee directors and no consultants would be eligible to participate in the Amended and Restated 2022 Plan under its terms.
ADMINISTRATION OF THE PLAN
The Administrator administers the Amended and Restated 2022 Plan and grants awards under the Amended and Restated 2022 Plan. The Administrator may make awards based on, among other factors, an individual’s capacity for contributing to our future growth and profitability. Each award will be evidenced by a written or electronic agreement or communication between our Company and the participant setting forth the terms and conditions of the award.
The Administrator has the power to interpret the Amended and Restated 2022 Plan and awards thereunder, to determine the terms and conditions of awards, to approve forms of award agreement, to select participants who may be granted awards and to make all other determinations necessary or advisable for the administration of the Amended and Restated 2022 Plan. In addition, the Administrator may delegate to our Company’s Chief Executive Officer the authority to make and amend up to a specified aggregate number of awards to employees and consultants who are not subject to the restrictions of Section 16(b) of the Exchange Act, provided that the Administrator must determine any relevant exercise or purchase price of such awards and must specify the group of employees and consultants to whom such awards may be made.
AMENDMENT AND TERMINATION OF THE PLAN
Except as provided below, our Board or its delegate is permitted to amend or terminate the Amended and Restated 2022 Plan at any time, provided that any termination does not affect the validity of previously granted awards and may not materially impair the rights of any participant with respect to previously granted awards without the participant’s written consent. Our Board and Compensation Committee will not have the right, without stockholder approval, to:
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Increase the maximum number of shares covered by the Amended and Restated 2022 Plan or change the class of employees eligible to receive any awards;

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Make any other amendment to the Amended and Restated 2022 Plan that would constitute a modification, revision or amendment requiring stockholder approval pursuant to any applicable law or regulation or rule of the principal exchange on which our shares are traded;

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Cancel outstanding stock options or stock appreciation rights with exercise or base prices in excess of the fair market value of a share in exchange for cash or the grant in substitution therefor of new awards having a lower exercise or base price; or

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Amend outstanding stock options or stock appreciation rights to reduce the exercise price or base price thereof, except as provided in the Amended and Restated 2022 Plan with respect to limited circumstances involving a corporate event that involves the adjustment of awards in order to preserve the aggregate value.

SHARES AVAILABLE FOR ISSUANCE
The maximum number of shares that may be issued under the Amended and Restated 2022 Plan will be 10,000,000 shares, plus the number of shares underlying awards that are outstanding under the 2022 Plan as of the effective date of the Amended and Restated 2022 Plan, which is also the maximum number of shares that may be issued pursuant to incentive stock options under the Amended and Restated 2022 Plan, subject to adjustment upon certain changes in our Company’s capitalization. The shares issued under the Amended and Restated 2022 Plan may be authorized and unissued shares, treasury shares, shares previously issued under the Amended and Restated 2022 Plan that return to the Amended and Restated 2022 Plan in accordance therewith or shares that have been or may be acquired by our Company in the open market, in private transactions or otherwise.
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If any shares subject to an award are forfeited, cancelled, exchanged or surrendered or if an award otherwise terminates or expires without a distribution of shares to the participant, or if an award is settled in cash, the shares with respect to such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, termination, expiration or cash settlement, again be available for awards under the Amended and Restated 2022 Plan, including shares withheld to satisfy the tax withholding obligations related to restricted stock, restricted stock units or other full-value awards. However, the following shares will not become available for future grant or sale under the Amended and Restated 2022 Plan: (i) shares tendered or withheld for payment of the exercise price of an option, (ii) shares covered by a stock appreciation right that are not issued in connection with settlement upon exercise, (iii) shares repurchased by our Company on the open market with proceeds from the payment of the exercise price of an option and (iv) shares tendered or withheld to satisfy the tax withholding obligations related to an option or stock appreciation right.
AWARD LIMITATIONS
No non-employee director may receive any combination of awards in a single calendar year having a value that exceeds $750,000 in the aggregate when combined with the non-employee director’s cash fees for the calendar year; provided that the limitation may increase to $1,500,000 in extraordinary circumstances, such as where a non-employee director serves as a member of a special committee of the Board, as our Board may determine in its discretion.
TYPES OF AWARDS
The Administrator has the discretion to award stock options, stock appreciation rights, restricted stock, restricted stock units, DERs, other stock-based awards and other cash-based awards.
Options
A stock option is the right to acquire shares at a fixed exercise price for a fixed period of time. Under the Amended and Restated 2022 Plan, the Administrator may grant non-qualified stock options to employees, consultants and non-employee directors and/or incentive stock options to employees (which entitle employees, but not the Company, to more favorable tax treatment). The Administrator will determine the number of shares covered by each option.
The exercise price of the shares subject to each option is set by the Administrator but cannot be less than 100% of the fair market value (on the date of grant) of the shares covered by the option. An exception may be made for any options that the Administrator grants in substitution for options held by employees of companies that our Company acquires (in which case the exercise price preserves the economic value of the employee’s cancelled option from his or her former employer). In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of our Company or any of its subsidiaries. The aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000. The exercise price of each option must be paid in full in cash or check at the time of exercise. The Administrator also may permit payment through the tender of shares that are already owned by the participant, a net exercise arrangement, or by such other method as the Administrator may permit, including under a broker-assisted (or other) cashless exercise program or any combination of the foregoing methods.
Options become exercisable at the times and on the terms established by the Administrator. The Administrator also establishes the time at which options expire, but the expiration may not be later than 10 years after the grant date. In addition, a participant who owns stock possessing more than 10% of the total combined voting power of all classes of stock of our Company or any of its subsidiaries may not be granted an incentive stock option that is exercisable after five years from the option’s grant date.
Unless otherwise provided by the Administrator, a participant’s unvested stock options will be forfeited on the date a participant ceases to be a “service provider” (as defined in the Amended and Restated 2022 Plan). Moreover, unless otherwise provided in an applicable award agreement, a participant may generally exercise their vested stock options for the following time periods following their cessation of service, provided that, stock options may not be exercised after their expiration date:
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If a participant ceases to be a service provider for a reason other than the participant’s death, “disability” (as defined in the Amended and Restated 2022 Plan) or a termination for “cause” (as defined in the Amended and Restated 2022 Plan), the participant’s vested stock options are generally exercisable for 90 days following the participant’s termination;

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If a participant ceases to be a service provider as a result of the participant’s death or disability, the participant’s vested stock options are generally exercisable for twelve (12) months following the participant’s termination; and

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If a participant ceases to be a service provider on account of the participant’s termination for cause by the Company or one of its subsidiaries, any stock option held by the participant (whether or not vested) will terminate as of the date the participant ceases to be a service provider.

In addition, if a participant has engaged in conduct that constitutes cause at any time while the participant is a service provider or after the participant ceases to be a service provider, any stock option held by the participant (whether or not then vested) will immediately terminate. If a participant has engaged in conduct that constitutes cause, in addition to the immediate termination of all of the participant’s stock options, the participant will forfeit all shares underlying any exercised portion of any stock option for which the Company has not yet delivered the share certificates, upon refund by our Company of the exercise price paid by the participant for such shares (subject to any right of setoff by our Company).
Stock Appreciation Rights
Stock appreciation rights, or SARs, are awards that grant the participant the right to receive an amount (in the form of cash, shares of equal value, or a combination thereof, as determined by the Administrator) equal to (i) the number of shares exercised, times (ii) the amount by which the fair market value of a share on the date of exercise exceeds the exercise price. SARs may be granted separately or in tandem with any stock option. The exercise price is set by the Administrator but cannot be less than 100% of the fair market value of the covered shares on the grant date. A SAR may be exercised only if it becomes vested based on the vesting schedule established by the Administrator. SARs expire under the same rules that apply to stock options, meaning that the expiration may not be later than 10 years after the grant date. Tandem SARs are exercisable only during the period when the stock option related to the tandem SAR is also exercisable.
Restricted Stock
Awards of restricted stock are shares that vest in accordance with the terms and conditions established by the Administrator. The Administrator determines the number of shares of restricted stock granted to any participant.
In determining whether an award of restricted stock should be made, and/or the period of restriction for any such award, the Administrator may impose whatever conditions it determines to be appropriate. A holder of restricted stock will have full voting rights, unless determined otherwise by the Administrator. A holder of restricted stock also generally will be entitled to receive all dividends and other distributions paid with respect to the restricted shares (whether in cash or property) unless the Administrator provides otherwise, provided that, if the restricted stock vests based on the achievement of performance goals, such dividends or distributions will be held by the Company (unsegregated as a part of its general assets) until the period of restriction with respect to the award lapses (and will be forfeited if the underlying restricted shares are forfeited) and be paid or distributed to the participant as soon as practicable after the period of restriction lapses (if the restricted shares are not forfeited).
Restricted Stock Units
Restricted stock units represent a right to receive shares at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s service to our Company or its subsidiaries. In determining whether an award of restricted stock units should be made, and/or the vesting schedule for any such award, the Administrator may impose whatever conditions to vesting it determines to be appropriate, including, without limitation, performance goals. Our Company may settle the restricted stock units in cash, in shares or in a combination of both.
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Dividend Equivalent Rights
The Administrator is generally permitted to, in its discretion as reflected by the terms of the applicable award agreement, authorize the crediting of DERs to a participant in an amount equal to the dividends and other distributions declared on shares, to be credited as of the dividend payment dates, during the period between the date an award is granted, and the date such award is exercised, vests or expires, as determined by the Administrator. Such DERs will be converted to cash or additional shares by such formula and at such time and subject to such limitation as may be determined by the Administrator. If a DER is credited in respect of another award under the Amended and Restated 2022 Plan, then, unless otherwise stated in the applicable award agreement or determined by the Administrator, in no event will the DER be in effect for a period beyond the time during which the applicable related portion of the underlying award has been exercised or otherwise settled, or has expired, been forfeited or otherwise lapsed, as applicable. The term of a DER will be set by the Administrator in its discretion and payment of a DER may be in cash, shares or a combination thereof.
Other Stock-Based Awards and Other Cash-Based Awards
The Administrator may grant cash awards based on time-based service conditions or upon the attainment of performance goals or a combination thereof, or Other Cash-Based Awards, as well as awards of a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares, including but not limited to unrestricted shares awarded as a bonus or upon the attainment of performance goals, or Other Stock-Based Awards, if the Administrator deems such awards to be consistent with the purposes of the Amended and Restated 2022 Plan. Such awards need not be subject to any performance goals or vesting criteria. The Administrator may determine the terms and conditions of such awards in its discretion.
CHANGE IN CONTROL
Except as otherwise provided in an applicable award agreement or another applicable agreement with a given participant, in the event of a “change in control” (as defined in the Amended and Restated 2022 Plan) with respect to (i) any award that is not assumed, continued or substituted by the successor or its affiliate for an equivalent award and (ii) any award that is so assumed, continued or substituted, but during the 24-month period after the change in control the participant’s employment or service is terminated without cause or by the participant for “good reason” (as defined in the Amended and Restated 2022 Plan), then:
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Awards will become fully vested and exercisable and the restrictions applicable to them will lapse;

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Performance conditions related to awards for which the performance period has not been completed as of the date of the change in control will be deemed achieved at 100% of target performance levels for the entire performance period (and not pro-rata); and

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Options and stock appreciation rights will be exercisable for their full term.

An award will be considered assumed, continued or substituted in connection with a change in control if, following the change in control, (i) the award has a value at least equal to the value of the award being substituted; (ii) for awards other than Other Cash-Based Awards, the award relates to a publicly-traded equity security of the successor involved in the change in control or another publicly traded entity that is affiliated with the successor following the change in control; (iii) it is the same type of award as the award being substituted; (iv) it is vested to the extent the award being substituted was vested at the time of the change in control and (v) it has other terms and conditions that are the same or more favorable to the participant than the terms and conditions of the award being substituted, in each case, as reasonably determined by the Administrator, except that, performance goals may be deemed achieved at the greater of target or actual level of performance (determined as of the date of the change in control) and, if the award relates to shares, the award may be converted or modified to instead confer the right to receive shares of publicly-traded common stock of the surviving or acquiring entity (or ultimate parent thereof) or such other security or entity as may be determined by the Administrator before the change in control.
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CHANGES IN CAPITALIZATION
Upon any “change in capitalization” (as defined in the Amended and Restated 2022 Plan), the Administrator may make equitable substitutions or proportionate adjustments in its discretion to (i) the aggregate number of shares reserved for issuance under the Amended and Restated 2022 Plan and the maximum number of shares or cash that may be subject to awards granted to any participant in any calendar year, (ii) the kind and number of securities subject to, and the exercise price or purchase of, any outstanding stock options and stock appreciation rights granted under the Amended and Restated 2022 Plan, (iii) the kind, number and purchase price of shares, or the amount of cash or amount or type of other property, subject to outstanding awards granted under the Amended and Restated 2022 Plan or (iv) performance goals or performance periods; provided, however, that any fractional shares resulting from the adjustment will be eliminated. Such other equitable substitutions or adjustments may be made as may be determined by the Administrator.
Additionally, in connection with a change in capitalization, the Administrator may generally provide for the cancellation of any outstanding award in exchange for payment in cash or other property having an aggregate fair market value equal to the fair market value of the shares, cash or other property covered by such award, reduced by its aggregate exercise price or base price; provided, however, that if the exercise price or base price of any outstanding award is equal to or greater than the fair market value of the shares, cash or other property covered by such award, the Administrator may cancel such award without the payment of any consideration to the participant.
TRANSFERABILITY OF AWARDS
Unless determined otherwise by the Administrator, awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a given participant, only by such participant. If the Administrator makes an award transferable, such award will contain such additional terms and conditions as the Administrator deems appropriate.
CLAWBACK AND OTHER POLICIES
All awards granted under the Amended and Restated 2022 Plan are subject to any incentive compensation clawback or recoupment policy of our Company or its subsidiaries currently in effect or as may be adopted by our Company or its subsidiaries and, in each case, as may be amended from time to time. No such policy adoption or amendment will require a participant’s prior consent. All awards granted under the Amended and Restated 2022 Plan are subject to any other applicable Company or subsidiary policies, such as insider trading policies.
CESSATION OF SERVICE
Except as otherwise set forth in the Amended and Restated 2022 Plan or in any individual service, employment or severance agreement or award agreement with the participant, or except as otherwise provided by the Administrator, upon a participant ceasing to be a service provider for any reason, all of the participant’s awards that are unvested or unexercisable shall be immediately terminated and forfeited without consideration.
PLAN TERM
No award may be granted under the Amended and Restated 2022 Plan on or after the tenth anniversary of the Effective Date, but awards granted before that time may extend beyond that date in accordance with their terms. If our stockholders vote to approve the Amended and Restated 2022 Plan, the current term of the 2022 Plan will be extended for another ten years and the Amended and Restated 2022 Plan will continue in effect until June 5, 2035. If our stockholders do not vote to approve the Amended and Restated 2022 Plan, the current term of the 2022 Plan will expire on June 2, 2032.
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CERTAIN FEDERAL INCOME TAX CONSEQUENCES
The following is a summary of the United States federal income tax consequences of awards under the Amended and Restated 2022 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. Tax consequences for any particular individual may be different. This discussion also does not address the tax consequences under applicable state and local law.
Options
An optionee generally will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of the option, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares of our common stock purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount, if any, the optionee recognizes as ordinary income. The optionee’s tax basis in any shares of our common stock received upon exercise of an option will be the fair market value of the shares of our common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.
Incentive stock options are eligible for favorable federal income tax treatment if certain requirements are satisfied. An employee granted an incentive stock option generally does not realize compensation income for federal income tax purposes upon the grant of the option. At the time of exercise of an incentive stock option, no compensation income is realized by the optionee other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the shares of our common stock acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on the sale over the exercise price will be taxed as capital gain. However, if the shares of our common stock acquired on exercise of an incentive stock option are disposed of within less than two years after grant or one year of exercise, the optionee will realize taxable compensation income equal to the excess of the fair market value of the shares on the date of exercise or the date of sale, whichever is less, over the exercise price, and any additional amount realized will be taxed as capital gain (a “disqualifying disposition”). If a participant recognizes ordinary income due to a disqualifying disposition of an incentive stock option, we would generally be entitled to a deduction in the same amount.
SARs
A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of our common stock received. We generally will be entitled to a tax deduction at the same time, and in the same amount that, ordinary income is recognized by such participant. The participant’s tax basis in any share of our common stock received upon exercise of a SAR will be the fair market value of the share of our common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.
Restricted Stock
A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares of our common stock at the time the shares are no longer subject to a “substantial risk of forfeiture” (within the meaning of the Internal Revenue Code). We generally will be entitled to a deduction at the time when, and in the amount, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Under Section 83(b) of the Internal Revenue Code, a participant may
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elect to recognize ordinary income at the time the shares of restricted stock are awarded in an amount equal to their fair market value at that time, notwithstanding the fact such shares of restricted stock are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse. The participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent, ordinary income is recognized by such participant.
Restricted Stock Units and Other Stock-Based Awards
In general, the grant of restricted stock units (including performance stock units and Other Stock-Based Awards with vesting criteria) will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares (or upon grant of an Other Stock-Based Award without vesting criteria), the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount. In addition, Federal Insurance Contributions Act, or FICA, taxes are imposed on restricted stock units in the year of vesting (which may occur prior to the year of settlement).
DERs
In general, DERs are generally taxable as ordinary income when the participant receives a payout of the DER, and we generally will be entitled to a tax deduction at the same time and in the same amount.
Other Cash-Based Awards
A participant who receives an Other Cash-Based Award will realize compensation taxable as ordinary income in an amount equal to the cash paid at the time of such payment. Income tax withholding requirements generally apply to amounts that are recognized as ordinary income and we generally will be entitled to a deduction in the same amount and at the same time that the participant recognizes ordinary income.
Section 409A
Section 409A of the Internal Revenue Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Amended and Restated 2022 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Participants are solely responsible for the payment of any taxes and penalties incurred under Section 409A.
NEW PLAN BENEFITS
No awards have been granted, and no shares have been issued under the Amended and Restated 2022 Plan. Future grants under the Amended and Restated 2022 Plan will be made at the discretion of the Administrator and, accordingly, are not yet determinable except with respect to (a) grants to executive officers and non-executive employees made by the Administrator on February 27, 2025, contingent upon stockholder approval of the Amended and Restated 2022 Plan and (b) the grants automatically made to independent directors under our Director Compensation Policy. These grants are described below. In addition, the value of the awards granted under the Amended and Restated 2022 Plan will depend on a number of factors, such as the fair market value of our common stock on future dates. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under the Amended and Restated 2022 Plan.
At a meeting held on February 27, 2025, the Administrator approved annual equity awards to executive officers and non-executive employees. The executive officers received both RSUs and PSUs, and the non-executive employees received RSUs (with the exception of our Deputy Chief Operating Officer, who received
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Proposal 3: Approval of the Proposed Amended and Restated 2022 Plan
both RSUs and PSUs as provided by his employment agreement dated as of January 7, 2025). The number of PSUs and RSUs awarded was determined based on the closing price of our common stock on February 27, 2025. A portion of each of those awards was granted on February 27, 2025, based upon shares available under the 2022 Plan at that time. The remaining 335,703 PSUs and 489,204 RSUs approved but not granted on February 27, 2025, are expected to be granted on the date of the Annual Meeting. Such grants will be subject to stockholder approval of the Amended and Restated 2022 Plan.
Each current independent director is expected to receive a restricted stock unit grant on the date of the Annual Meeting, assuming his or her re-election to the Board, which value depends on the director’s committee membership and Board responsibilities in accordance with the section of this proxy statement titled “Director Compensation - Annual Retainers for Independent Directors.” Restricted stock units with an aggregate grant date value of $707,500 are expected to be granted on the date of the Annual Meeting to independent directors. The number of units granted will be determined based on the closing price of our common stock on the date of the Annual Meeting. Based on the closing price of our common stock on April 7, 2025, up to 355,527 restricted stock units are expected to be granted in the aggregate. Such grants will be subject to stockholder approval of the Amended and Restated 2022 Plan.
The following table summarizes the equity awards currently contemplated to be made under the Amended and Restated 2022 Plan, as described in the three immediately preceding paragraphs:
Name and Position	Value ($)	Units (#)
John (“Jack”) A. Taylor President and Chief Executive Officer	534,438(1)	268,562(2)
Blake Johnson Vice President, Chief Financial Officer and Treasurer	59,382(1)	29,840(2)
Stephen Alpart Vice President and Chief Investment Officer	285,036(1)	143,234(2)
Peter Morral Vice President and Chief Development Officer	225,650(1)	113,392(2)
Steven Plust Vice President and Chief Operating Officer	0	0
All current executive officers as a group	1,257,712(1)	632,016(2)
All current directors who are not executive officers as a group	707,500(3)	355,527(4)
All employees, including all current officers who are not executive officers, as a group	383,853(5)	192,891(6)

(1)
The value of the PSUs and RSUs expected to be granted to our executive officers on the date of the Annual Meeting will be determined based on the closing price of our common stock on that date. The aggregate value of the PSUs and RSUs cited in the table is an estimate that is calculated by multiplying the number of units to be granted on the date of the Annual Meeting, subject to stockholder approval of the Amended and Restated 2022 Plan, by $1.99, which is the closing price of our common stock on April 7, 2025.

(2)
The number of PSUs and RSUs expected to be granted on the date of the Annual Meeting to executive officers was determined by the Administrator on February 27, 2025. Fifty percent of the units listed in the table will be delivered as PSUs, and the remainder will be delivered as RSUs. Such grants will be made under the Amended and Restated 2022 Plan if the Amended and Restated 2022 Plan is approved by our stockholders.

(3)
RSUs with an aggregate grant date value of $707,500 are expected to be granted on the date of the Annual Meeting to independent directors automatically in accordance with our Director Compensation Policy. Such grants will be made under the Amended and Restated 2022 Plan if the Amended and Restated 2022 Plan is approved by our stockholders.

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Proposal 3: Approval of the Proposed Amended and Restated 2022 Plan
(4)
The number of RSUs granted to our independent directors will be determined based on the closing price of our common stock on the date of the Annual Meeting. The number of RSUs cited in the table is an estimate that is calculated by dividing $707,500 by $1.99, which is the closing price of our common stock on April 7, 2025.

(5)
The value of the PSUs and RSUs expected to be granted to our non-executive employees on the date of the Annual Meeting will be determined based on the closing price of our common stock on that date. The aggregate value of the PSUs and RSUs cited in the table is an estimate that is calculated by multiplying the number of units to be granted on the date of the Annual Meeting, subject to stockholder approval of the Amended and Restated 2022 Plan, by $1.99, which is the closing price of our common stock on April 7, 2025.

(6)
The number of PSUs and RSUs expected to be granted on the date of the Annual Meeting to non-executive employees was determined by the Administrator on February 27, 2025. Of the units listed in the table, 19,695 will be delivered as PSUs, and the remaining 173,196 will be delivered as RSUs. Such grants will be made under the Amended and Restated 2022 Plan if the Amended and Restated 2022 Plan is approved by our stockholders.

ADDITIONAL PLAN INFORMATION
The aggregate number of shares subject to outstanding equity awards under the 2022 Plan since its inception through April 7, 2025, is set forth in the table below. There are currently no outstanding options under the 2022 Plan.
Name and Position	Number of Shares Subject to Other Stock Awards(1) (#)	Market Value of Shares Subject to Awards(2) ($)
John (“Jack”) A. Taylor President and Chief Executive Officer	1,467,198	2,919,724
Blake Johnson Vice President, Chief Financial Officer and Treasurer	124,103	246,965
Stephen Alpart Vice President and Chief Investment Officer	806,009	1,603,958
Peter Morral Vice President and Chief Development Officer	633,135	1,259,939
Steven Plust Vice President and Chief Operating Officer	413,195	822,258
All current executive officers as a group	3,862,392	7,686,160
All current directors who are not executive officers as a group	238,658	474,929
All employees, including all current officers who are not executive officers, as a group	1,243,748	2,475,059

(1)
Includes shares issuable pursuant to outstanding RSUs and PSUs under the 2022 Plan. Outstanding PSUs reflect target level of performance.

(2)
Amounts calculated based on $1.99, the closing price of the Company’s common stock, as reported on the New York Stock Exchange on April 7, 2025

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Proposal 3: Approval of the Proposed Amended and Restated 2022 Plan
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The Equity Compensation Plan Table below presents information regarding securities authorized for issuance under our equity compensation plans as of December 31, 2024.
Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights(1) (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in the First Column of this Table)(2) (c)
Equity Compensation Plans Approved by Stockholders	5,170,872	—	2,211,536
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Total	5,170,872	—	2,211,536

(1)
Column (a) includes shares issuable pursuant to outstanding RSUs and PSUs under the 2017 Plan and the 2022 Plan. PSUs are subject to satisfaction of the applicable performance criteria over a three-year performance period; outstanding PSUs reported in column (a) reflect target level of performance. Note that the PSUs granted in 2022, which were determined to have been earned at 0% of target and settled in an issuance of 0 shares in early 2025, as reported in “Compensation Discussion and Analysis,” are reflected in column (a) at target level of performance. RSUs and PSUs are not reflected in the weighted exercise price in column (b) as these awards do not have an exercise price.

(2)
Column (c) consists of shares available for future issuance under the 2022 Plan. Under the 2022 Plan, the Company may grant awards consisting of stock options, stock appreciation rights, restricted stock, restricted stock units, DERs and other equity-based awards. Upon the adoption of the 2022 Plan, no awards could be issued under the 2017 Plan.

REGISTRATION WITH THE SEC
We intend to file with the SEC a registration statement on Form S-8 covering the shares reserved for issuance under the Amended and Restated 2022 Plan.
Summary and Voting Recommendation
We believe strongly that the approval of the Amended and Restated 2022 Plan is important to our continued success. Awards such as those provided under the Amended and Restated 2022 Plan constitute an important incentive and help us attract and retain high-performing individuals.

PROPOSAL 3: APPROVAL OF THE PROPOSED AMENDED AND RESTATED GRANITE POINT MORTGAGE TRUST INC. 2022 OMNIBUS INCENTIVE PLAN
The Board of Directors recommends that you vote to approve the proposed Amended and Restated Granite Point Mortgage Trust Inc. 2022 Omnibus Incentive Plan.
FOR
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Proposal 4: Ratification of Appointment of Independent Auditor
Proposal 4: Ratification of Appointment
of Independent Auditor

We are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025. Although ratification is not required by our Bylaws or otherwise, our Board is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice.
In the event stockholders do not ratify the appointment, the appointment will be reconsidered by our Audit Committee. Even if the selection is ratified, our Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our Company. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.
Audit and Non-Audit Fees
We retained Ernst & Young LLP to audit our consolidated financial statements for the year ended December 31, 2024. The table below presents the aggregate fees billed to us for professional services performed by Ernst & Young LLP for the years ended December 31, 2024, and 2023:
	Year Ended December 31,
	2024	2023
Audit fees(1)	$1,183,000	$1,175,000
Audit-related fees	$—	$—
Tax fees(2)	$241,170	$328,231
All other fees	$—	$—
Total	$1,424,170	$1,503,231

(1)
Audit fees pertain to the audit of our annual Consolidated Financial Statements, including review of the interim financial statements contained in our Quarterly Reports on Form 10-Q, comfort letters to underwriters in connection with our registration statements and security offerings, attest services, consents to the incorporation of the Ernst & Young LLP audit report in publicly filed documents and assistance with and review of documents filed with the SEC.

(2)
Tax fees pertain to services performed for tax compliance, including REIT compliance; tax planning and tax advice, including preparation of tax returns and claims for refund; and tax-payment planning services. Tax planning and advice also includes assistance with tax audits and appeals, and tax advice related to specific transactions.

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Proposal 4: Ratification of Appointment of Independent Auditor
Audit Services Pre-Approval Policy
The services performed by Ernst & Young LLP in 2024 were pre-approved by our Audit Committee in accordance with the pre-approval policy set forth in our Audit Committee Charter. This policy requires that all engagement fees and the terms and scope of all audit and non-audit services be reviewed and approved by the Audit Committee in advance of their formal initiation.
Voting Recommendation

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR
The Board of Directors recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP as our independent auditor for the year ending December 31, 2025.
FOR
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Audit Committee Report
Audit Committee Report

Our Board has appointed an Audit Committee presently composed of independent directors Stephen G. Kasnet, Sheila K. McGrath and Hope B. Woodhouse. Mr. Kasnet serves as Chair of the Audit Committee. Each of the directors on our Audit Committee is an independent director under the SEC rules and NYSE listing standards. Our Board has determined that each member also satisfies the definition of financial sophistication and is an “audit committee financial expert,” as defined under rules and regulations promulgated by the SEC.
Our Audit Committee’s responsibility is one of oversight with respect to the preparation, review and audit of our financial statements and the qualifications, independence and performance of our internal auditors and independent registered public accounting firm as set forth in its charter, which is available on our website at www.gpmtreit.com. It is not the duty of our Audit Committee to prepare our financial statements or to plan or conduct audits. Our management is responsible for preparing our financial statements and for developing, maintaining and evaluating our internal controls. Our independent registered public accounting firm is responsible for auditing our consolidated financial statements and for expressing an opinion as to whether they fairly present our financial position, results of operations and cash flows in conformity with generally accepted accounting principles. Our Audit Committee has the sole authority and responsibility to select, evaluate and, as appropriate, replace our independent registered public accounting firm.
Our Audit Committee reviews our financial reporting process on behalf of our Board. In performance of its oversight function, our Audit Committee has met and held discussions with management and our independent registered public accounting firm, Ernst & Young LLP, or EY, with respect to our audited consolidated financial statements for fiscal year 2024 and related matters. Management advised our Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and our Audit Committee has reviewed and discussed the consolidated financial statements with management and EY. EY presented to and reviewed with our Audit Committee the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the SEC. EY also provided to our Audit Committee the written disclosures and letter required by the applicable requirements of the PCAOB regarding EY’s communications with our Audit Committee concerning its independence, and, in connection therewith, our Audit Committee discussed with EY their views as to its independence. Our Audit Committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, EY. Our Audit Committee meetings regularly include executive sessions with EY without the presence of our management.
In undertaking its oversight function, our Audit Committee relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on EY’s representation included in their report on our financial statements. Our Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance or professional opinion as the sufficiency of the external or internal audits or whether our Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.
Based on the review and discussions referred to above, our Audit Committee recommended to our Board that the audited consolidated financial statements for the year ended December 31, 2024, be included in our Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.
Submitted by the Audit Committee of the Company’s Board:
Stephen G. Kasnet (Chair)
Sheila K. McGrath
Hope B. Woodhouse
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Other Matters
Other Matters

Meeting Matters
Our Board does not intend to bring other matters before the Annual Meeting except items incident to the conduct of the meeting. However, on all matters properly brought before the meeting by our Board or others, the persons named as proxy holders in the accompanying proxy, or their substitutes, will vote on such matters in their discretion to the extent permitted by law.
Stockholder Proposals and Director Nominations for
2026 Annual Meeting
PROPOSALS INCLUDED IN THE PROXY STATEMENT
If a stockholder intends to submit a proposal for inclusion in our proxy statement for our 2026 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, the stockholder proposal must be received by the Secretary of Granite Point Mortgage Trust Inc., 3 Bryant Park, Suite 2400A, New York, New York 10036, on or before December 22, 2025. A proposal must comply with all the requirements of Rule 14a-8 under the Exchange Act to be included in our proxy materials relating to such meeting.
We suggest such proposals be submitted by certified mail, return receipt requested. Nothing in this section shall be deemed to require us to include any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC in effect at that time.
DIRECTOR NOMINATIONS OR OTHER PROPOSALS
Outside of Rule 14a-8, stockholders may nominate candidates for election to our Board or propose business for consideration at our 2026 annual meeting of stockholders under Maryland law and our Bylaws. Our Bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to our Board and the proposal of other business to be considered by stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board or (iii) by a stockholder who was a stockholder of record both at the time of giving the notice required by our Bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions set forth in our Bylaws.
Under our Bylaws, notice of such a nomination or proposal of other business must generally be provided to the Secretary not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. Accordingly, any stockholder who intends to submit such a nomination or such a proposal at our 2026 annual meeting of stockholders must notify us in writing of such proposal by 5:00 p.m., Eastern Time, on December 22, 2025, but not earlier than November 22, 2025. Any such nomination or proposal must include the information required by our Bylaws. Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19 under the Exchange Act.
Annual Report
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC, will be sent to any stockholder, without charge, upon written request to Granite Point Mortgage Trust Inc., Attention: Investor Relations, 3 Bryant Park, Suite 2400A, New York, New York 10036. You also may obtain our Annual Report on Form 10-K on the Internet at the SEC’s website, www.sec.gov, or on our website at www.gpmtreit.com.
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Frequently Asked Questions
Frequently Asked Questions

What is the purpose of the Annual Meeting?
The purpose of the Annual Meeting is to vote on the following matters:
(1)
To elect as directors the seven nominees named in this proxy statement;

(2)
To approve on an advisory basis the compensation of our named executive officers;

(3)
To approve the proposed Amended and Restated 2022 Omnibus Incentive Plan;

(4)
To ratify the appointment of Ernst & Young LLP to serve as our independent auditor for our fiscal year ending December 31, 2025; and

(5)
To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Are there any matters to be voted on at the Annual Meeting that are not included in this proxy statement?
We currently are not aware of any business to be acted upon at the Annual Meeting other than as described in this proxy statement. If, however, other matters are properly brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, your proxy includes discretionary authority on the part of the individuals appointed to vote your shares of common stock or act on those matters according to their best judgment.
Why is the Company holding a virtual annual meeting?
We have elected to conduct our Annual Meeting in a virtual format to better facilitate stockholder participation by enabling stockholders to participate fully, and equally, from any location at no cost. We believe this approach increases our ability to engage with all stockholders, regardless of size, resources or physical location, and also provides cost savings for the Company. We have designed this virtual format to enhance, rather than constrain, stockholder access, participation and communication.
Who is entitled to vote at the Annual Meeting?
Our Board has set April 7, 2024, as the record date for the Annual Meeting. This means that the holders of our common stock as of the close of business on that date are entitled to receive notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof. On the record date, there were 48,405,861 shares of our common stock outstanding and entitled to vote at the Annual Meeting.
A list of the holders of our common stock as of the record date will be available at our principal executive office, during normal business hours for the ten days preceding the Annual Meeting, for examination by any registered holder of common stock as of the record date for any purpose pertaining to the Annual Meeting. Our principal executive office is located at 3 Bryant Park, Suite 2400A, New York, New York 10036.
What are my voting rights?
You are entitled to one vote for each share of our common stock held by you on the record date on all matters presented at the Annual Meeting or any adjournment or postponement thereof. There is no cumulative voting.
How many shares must be present to hold the Annual Meeting?
The presence, in person or represented by proxy, of the holders of shares of our common stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Your shares will be counted toward the quorum if you submit a
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Frequently Asked Questions
proxy or vote at the Annual Meeting. Shares represented by proxies marked “abstain” and “broker non-votes” also are counted in determining whether a quorum is present.
What is a proxy?
A proxy is your designation of another person to vote shares of our common stock that you own. The person you designate is called a proxy holder. If you designate someone as your proxy holder in a written document, that document also is called a proxy or a proxy card. When you designate a proxy holder, you also may direct the proxy holder how to vote your shares. We refer to this as your “proxy vote.” Two executive officers have been designated as proxy holders for our Annual Meeting: John (“Jack”) A. Taylor, our President and Chief Executive Officer, and Michael J. Karber, our Vice President, General Counsel and Secretary.
What is a proxy statement?
A proxy statement is a document that SEC regulations require us to make available to you by Internet or, if you request, by mail when we ask you to designate proxy holders to vote your shares of our common stock at a meeting of our stockholders. This proxy statement includes information regarding the matters to be acted upon at the Annual Meeting and certain other information required by regulations of the SEC and rules of the NYSE.
Why did I receive a Notice of Availability instead of a full set of proxy materials?
As permitted by SEC rules, we have elected to provide access to our proxy materials over the Internet, which reduces the environmental impact and costs of our Annual Meeting. Accordingly, we mailed a Notice of Internet Availability of Proxy Materials to beneficial owners and the holders of record of our common stock who have not previously requested a printed set of proxy materials. All holders of common stock will be able to access our proxy materials on the website referred to in the Notice of Availability (www.proxyvote.com) or request to receive a printed set of our proxy materials. Instructions on how to access our proxy materials over the Internet or request a printed copy of our proxy materials may be found in the Notice of Availability.
Why did I receive more than one Notice of Availability or printed set of proxy materials?
If you received more than one Notice of Internet Availability of Proxy Materials or printed set of proxy materials, it likely means that you hold shares of our common stock in more than one account. To ensure that all your shares are voted, you should vote once for each control number you receive, as described below under “How can I vote prior to the Annual Meeting?”
How can I obtain a paper copy or an electronic copy of the proxy materials?
To obtain a paper copy or an electronic copy of the proxy materials, you will need your 16-digit control number, which was provided to you in the Notice of Internet Availability of Proxy Materials or the proxy card included with your printed set of proxy materials. Once you have your control number, you may request a paper copy or an electronic copy of our proxy materials using any of the following methods: (i) visit www.proxyvote.com and enter your control number when prompted; (ii) call 1-800-579-1639 and enter your control number when prompted; or (iii) send an email requesting electronic delivery of the materials to sendmaterial@proxyvote.com.
What is the difference between a stockholder of record and a beneficial owner?
If your shares of common stock are registered directly in your name with our transfer agent, Equiniti Trust Company, you are considered the stockholder of record with respect to those shares.
If your shares of common stock are held in a brokerage account, or by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank, trustee or other nominee on how to vote the shares that you beneficially own and you are also invited to attend our Annual Meeting. However, beneficial owners generally cannot vote their shares directly because they are not the stockholder of record; instead, beneficial owners must instruct the
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Frequently Asked Questions
broker, bank, trustee or other nominee how to vote their shares using the method described below under “How can I vote prior to the Annual Meeting?”
How can I vote prior to the Annual Meeting?
Stockholders of Record. If you are a holder of record of our common stock, you may vote your shares or submit a proxy to be voted at the Annual Meeting by one of the following methods:
Vote by Internet: You may authorize your proxy online via the Internet by accessing the website www.proxyvote.com and following the instructions provided on the Notice of Internet Availability of Proxy Materials or proxy card.
Vote by Telephone: You may authorize your proxy by touch-tone telephone by calling the number and following the instructions provided on the Notice of Internet Availability of Proxy Materials or proxy card.
Vote by Mail: If you request paper copies of the proxy materials to be sent to you by mail, you may authorize your proxy by completing, signing and dating your proxy card and returning it in the reply envelope included with the paper proxy materials.
Beneficial Owners. If your shares of common stock are held in a brokerage account or by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name.” If you hold your shares in street name, you must vote your shares in the manner prescribed by your broker, bank, trustee or other nominee, which is similar to the voting procedures for stockholders of record. Other than ratifying the appointment of Ernst & Young LLP as our independent auditor for the year ending December 31, 2025, your broker, bank, trustee or other nominee is not permitted to vote your shares of stock on any proposal unless you provide them with specific instructions on how to vote your shares of common stock. You should instruct your broker, bank, trustee or other nominee how to vote your shares of common stock by following the directions provided by such party. However, if you request the proxy materials by mail after receiving a Notice of Internet Availability of Proxy Materials from your broker, bank, trustee or other nominee, you will receive a voting instruction form (not a proxy card) to use in directing such party how to vote your shares.
Can I vote my shares during the Annual Meeting?
You may vote your shares during the Annual Meeting until such time as the Chair declares the polls closed by visiting www.virtualshareholdermeeting.com/GPMT2025 and following the instructions. You will need the 16-digit control number included in your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.
How are abstentions and broker non-votes treated?
Under NYSE rules, brokers, banks, trustees or other nominees who hold shares for a beneficial owner have the discretion to vote on a limited number of “routine” proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the annual meeting. A “broker non-vote” occurs when a broker, bank, trustee or other nominee does not receive such voting instructions and does not have the discretion to vote the shares. Pursuant to Maryland law, abstentions and broker non-votes are not included in the determination of the shares of common stock voting on such matters, but are counted for quorum purposes.
The only “routine” matter to be voted on at our Annual Meeting is Proposal 4: Ratification of Appointment of Independent Auditor. Therefore, if you do not provide voting instructions to your broker, bank, trustee or other nominee, they may vote your shares only on Proposal 4.
Your vote is important. We urge you to vote, or to instruct your broker, bank, trustee or other nominee how to vote, your shares on all matters before the Annual Meeting. For more information regarding the effect of abstentions and broker non-votes on the outcome of a vote, please see “How does our Board recommend that I vote my shares and what vote is required for approval of each proposal at the Annual Meeting?” and “If I submit my proxy, how will my shares of common stock be voted?” below.
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How does our Board recommend that I vote my shares and what vote is required for approval of each proposal at the Annual Meeting?
Proposal	Board Recommendation	Available Voting Options	Voting Approval Standard	Effect of an Abstention	Effect of a Broker Non-Vote
1 Election of directors	FOR each of the seven nominees	FOR, AGAINST or ABSTAIN, with respect to each nominee	A nominee who receives a majority of all votes cast FOR such nominee is elected as a director	No Effect	No Effect
2 Advisory approval of executive compensation	FOR	FOR, AGAINST or ABSTAIN	Majority of all votes cast FOR the proposal	No Effect	No Effect
3 Approval of the proposed Amended and Restated Granite Point Mortgage Trust Inc. 2022 Omnibus Incentive Plan	FOR	FOR, AGAINST or ABSTAIN	Majority of all votes cast FOR the proposal	No Effect	No Effect
4 Ratification of appointment of independent auditor	FOR	FOR, AGAINST or ABSTAIN	Majority of all votes cast FOR the proposal	No Effect	Not Applicable
If I submit my proxy, how will my shares of common stock be voted?
How do you hold your shares?	How your shares will be voted if you specify how to vote:	How your shares will be voted if you do not specify how to vote:
Stockholder of Record (your shares are registered in your name)	The named proxy holders will vote your shares as you direct on the proxy card.	The named proxy holders will vote as recommended by our Board. In the case of Proposal 1, that means your shares will be voted FOR each director nominee. In the case of Proposals 2-4, that means your shares will be voted FOR each proposal
Beneficial Owner (your shares are held in “street name”)	Your broker, bank, trustee or other nominee will vote your shares as you direct them to.	Your broker, bank, trustee or other nominee may use its discretion to vote only on items deemed by the NYSE to be “routine,” such as Proposal 4: Ratification of Appointment of Independent Auditor. For non-routine items, such as Proposals 1-3, your shares will be considered “uninstructed” and result in a broker non-vote.
Can I change my vote after submitting my proxy?
You may change your vote at any time before the proxy is exercised. If you are a holder of record of our common stock and you voted by mail, you may revoke your proxy at any time before it is voted at the Annual Meeting by executing and delivering a timely and valid later-dated proxy, by voting via the Internet during the virtual Annual Meeting or by giving written notice of such revocation to the Secretary. If you voted by Internet or telephone, you may also change your vote with a timely and valid later-dated Internet or telephone
2025 PROXY STATEMENT / 97

Frequently Asked Questions
vote, as the case may be, or by voting via the Internet during the Annual Meeting. Attendance at the virtual Annual Meeting will not have the effect of revoking a proxy unless (i) you give proper written notice of revocation to the Secretary before the proxy is exercised or (ii) you vote online during the Annual Meeting.
Notices of revocation of proxies should be sent to Granite Point Mortgage Trust Inc., Attention: Michael J. Karber, Vice President, General Counsel and Secretary, 3 Bryant Park, Suite 2400A, New York, New York 10036.
Who will count the votes?
Broadridge Financial Solutions, Inc., our independent proxy tabulator, will count the votes.
Where can I find the voting results of the Annual Meeting?
We plan to publish the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.
How can I attend the Annual Meeting?
The Annual Meeting will be conducted virtually via the Internet on Thursday, June 5, 2025. You can attend the meeting by logging in to www.virtualshareholdermeeting.com/GPMT2025 and following the instructions provided on your Notice of Internet Availability of Proxy Materials. We recommend that you log in at least 15 minutes before the Annual Meeting to ensure you are present when the meeting starts. Only stockholders who own shares of our common stock as of the record date, April 7, 2025, and who log on with their 16-digit control number may submit questions and vote at the Annual Meeting. Attendees who do not enter a valid 16-digit control number may listen to the Annual Meeting but may not ask a question or vote. You may still virtually attend the Annual Meeting if you vote by proxy in advance of the Annual Meeting.
How can I submit questions for the Annual Meeting?
You may submit questions prior to the meeting at www.proxyvote.com or during the meeting by logging in to www.virtualshareholdermeeting.com/GPMT2025. Questions pertinent to matters to be acted upon at the Annual Meeting, as well as appropriate questions regarding the business and operations of the Company, will be answered during the Annual Meeting, subject to time constraints. In the interests of time and efficiency, we reserve the right to group questions of a similar nature together to facilitate the question-and-answer portion of the meeting. We may not be able to answer all questions submitted in the allotted time.
What is householding?
We may send a single Notice of Internet Availability of Proxy Materials, as well as other stockholder communications, to any household at which two or more stockholders reside unless we receive other instructions from you. This practice, known as “householding,” is designed to reduce duplicate mailings and printing and postage costs, and conserve natural resources. If your Notice of Availability is being householded and you wish to receive multiple copies of the Notice of Availability, or if you are receiving multiple copies and would like to receive a single copy, you may contact:
Broadridge Financial Solutions, Inc.
Householding Department
51 Mercedes Way
Edgewood, New York 11717
1-866-540-7095
If you participate in householding and would like to receive a separate copy of our Annual Report on Form 10-K, Notice of Availability or proxy statement, please contact Broadridge in the manner described above. Broadridge will deliver the requested documents to you promptly upon receipt of your request.
Who pays for the cost of proxy preparation and solicitation?
We will pay the cost of soliciting proxies and may make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to beneficial owners of our common stock. We will reimburse these third parties for reasonable out-of-pocket expenses. In addition to solicitation by mail, our
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Frequently Asked Questions
directors and officers may solicit proxies by telephone, electronic transmission and personally. Our directors and officers will not receive any special compensation for such services. We have retained Alliance Advisors, LLC, to assist in the solicitation of proxies for the Annual Meeting for a fee of $17,000, plus associated costs and expenses.
Who can help answer my questions?
If you have any questions or need assistance voting your shares or if you need additional copies of this proxy statement or the enclosed proxy card, please contact our Investor Relations department at our principal executive office:
Granite Point Mortgage Trust Inc.
Attention: Investor Relations
3 Bryant Park, Suite 2400A
New York, New York 10036
Phone 212-364-5500
Email: investors@gpmtreit.com
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Appendix A – Definitions and Calculation of Non-GAAP Measures
Appendix A – Definitions and Calculation
of Non-GAAP Measures

Calculation of Non-GAAP Measures Used in CD&A
Certain financial measures we use to determine executive compensation are non-GAAP measures. These measures are not in accordance with, or a substitute for, measures prepared in accordance with GAAP, and they may differ from the non-GAAP financial measures reported by other companies. See below for information about how these measures were calculated.
CHANGE IN BOOK VALUE PER COMMON SHARE
The following table provides a reconciliation of GAAP stockholders’ equity to Change in Book Value per Common Share from the year ended December 31, 2023, to the year ended December 31, 2024:
(in thousands, except share data)	December 31, 2024	December 31, 2023
Stockholders’ equity	$619,092	$858,898
7.00% Series A cumulative redeemable preferred stock liquidation preference	$(205,738)	$(205,738)
Common stockholders’ equity (A, B)	$413,354	$653,160
Shares:
Common stock	48,801,690	50,577,841
Restricted stock	—	—
Total outstanding	48,801,690	50,577,841
Book value per share of common stock (C, D)	$8.47	$12.91
Dollar change in book value per common share (E = C – D)	$(4.44)
Percentage change in book value per common share (F = E / D)	(34.4)%
DISTRIBUTABLE EARNINGS (LOSS), “CORE” ROAE AND “RUN-RATE” ROAE
Distributable Earnings (Loss) Definition and Significance
Beginning with our Annual Report on Form 10-K for the year ended December 31, 2020, and for all subsequent reporting periods ending on or after December 31, 2021, we have elected to present Distributable Earnings (Loss), a measure that is not prepared in accordance with GAAP, as a supplemental method of evaluating our operating performance. Distributable Earnings (Loss) replaces our prior presentation of Core Earnings with no changes to the definition. For reporting purposes, we define Distributable Earnings (Loss) as net income (loss) attributable to our stockholders, computed in accordance with GAAP, excluding: (i) non-cash equity compensation expenses; (ii) depreciation and amortization; (iii) any unrealized gains (losses) or other similar non-cash items that are included in net income (loss) for the applicable reporting period (regardless of whether such items are included in other comprehensive income or in net income (loss) for such period); and (iv) certain non-cash items and one-time expenses.
Distributable Earnings (Loss) may also be adjusted from time to time for reporting purposes to exclude one-time events pursuant to changes in GAAP and certain other material non-cash income or expense items approved by a majority of our independent directors. The exclusion of depreciation and amortization from
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Appendix A – Definitions and Calculation of Non-GAAP Measures
the calculation of Distributable Earnings (Loss) only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments.
We use Distributable Earnings (Loss) to evaluate our performance, excluding the effects of certain transactions and GAAP adjustments we believe are not necessarily indicative of our current loan portfolio and operations. In order to maintain our status as a REIT, we are required to distribute at least 90% of our taxable income as dividends. Distributable Earnings (Loss) is intended to serve as a general, though imperfect, proxy for our taxable income. As such, Distributable Earnings (Loss) is considered a key indicator of our ability to generate sufficient income to pay our common dividends, which is the primary focus of income-oriented investors who comprise a meaningful segment of our stockholder base. We believe providing Distributable Earnings (Loss) on a supplemental basis to our net income (loss) and cash flow from operating activities, as determined in accordance with GAAP, is helpful to stockholders in assessing the overall operating performance of our business.
While Distributable Earnings (Loss) excludes the impact of the unrealized non-cash current provision for credit losses, we expect to only recognize such potential credit losses in Distributable Earnings (Loss) if and when such amounts are deemed non-recoverable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but non-recoverability may also be concluded if, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings (Loss) will equal the difference between the cash received, or expected to be received, and the carrying value of the asset, and is reflective of our economic experience as it relates to the ultimate realization of the loan.
During the year ended December 31, 2024, we recorded provision for credit losses of $(201.4) million, which has been excluded from Distributable Earnings (Loss), consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings (Loss) referenced above. During the year ended December 31, 2024, we recorded $(6.3) million in depreciation and amortization on REO and related intangibles, which has been excluded from Distributable Earnings (Loss) consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings (Loss) referenced above. During the year ended December 31, 2024, we recorded a $(0.8) million loss on early extinguishment of debt, which has been excluded from Distributable Earnings (Loss) consistent with certain one-time events pursuant to our existing policy for reporting Distributable Earnings (Loss) as a helpful indicator in assessing the overall run-rate operating performance of our business.
During the year ended December 31, 2024, we resolved nine senior loans with an aggregate principal balance of $344.4 million secured by three office properties, two multifamily properties, two mixed-use retail and office properties, one hotel property, and one mixed-use event space and office property. Three of the loans had been considered collateral-dependent and had previously been placed on nonaccrual status as of December 31, 2023. Six of the loans were considered collateral-dependent and placed on nonaccrual status for the first time during the year ended December 31, 2024. In connection with the resolutions, we incurred write-offs of $(142.2) million. Additionally, we incurred a write-off of $(4.2) million on one loan that was not considered collateral-dependent. These realized losses have been included in Distributable Earnings (Loss) pursuant to our existing policy for reporting Distributable Earnings (Loss) referenced above.
Distributable Earnings (Loss) does not represent net income (loss) or cash flow from operating activities and should not be considered as an alternative to GAAP net income (loss), or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings (Loss) may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and, accordingly, our reported Distributable Earnings (Loss) may not be comparable to the Distributable Earnings (Loss) reported by other companies.
Distributable Earnings (Loss) Before Realized Gains and Losses: For reporting purposes, we define Distributable Earnings (Loss) Before Realized Gains and Losses as Distributable Earnings (Loss) excluding realized losses or realized gains related to credit events, asset sales and similar developments within our Company’s portfolio or borrowings. We believe it is useful to our stockholders to present Distributable Earnings (Loss) Before Realized Gains and Losses to reflect our run-rate operating results as (i) our operating results are mainly comprised of net interest income earned on our loan investments net of our operating expenses, which comprise our ongoing operations, (ii) it helps our stockholders assess the overall run-rate operating performance of our business, and (iii) it has been a useful reference related to our common dividend as it is one of the factors we and our Board of Directors consider when declaring the dividend.
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Appendix A – Definitions and Calculation of Non-GAAP Measures
“Core” ROAE Definition
“Core” ROAE is calculated as the ratio of (i) our Company’s Distributable Earnings (Loss) generated during the performance period, as reported in our Company’s publicly filed financial reports, to (ii) our Company’s average common stockholders’ equity during the performance period, as measured on each of the first and last day of the period.
“Run-Rate” ROAE Definition
“Run-rate” ROAE is calculated as the ratio of (i) our Company’s Distributable Earnings (Loss) Before Realized Gains and Losses generated during the performance period, as reported in our Company’s publicly filed financial reports, to (ii) our Company’s average common stockholders’ equity during the performance period, as measured on each of the first and last day of the period.
GAAP Reconciliation
The following table provides a reconciliation of GAAP net (loss) to common stockholders to Distributable Earnings (Loss) Before Realized Gains and Losses, Distributable (Loss) Earnings, “Core” ROAE and “Run-Rate” ROAE for the year ended December 31, 2024:
($ in millions, except per share data)	2024
GAAP Net (Loss)	$(221.5)
Adjustments:
Provision for Credit Losses	$201.4
Depreciation and amortization on real estate owned	$6.3
Loss (Gain) on Extinguishment of Debt	$0.8
Non-Cash Equity Compensation	$6.6
Distributable Earnings (Loss) Before Realized Gains and Losses (G)(1)	$(6.4)
Realized losses on write-offs, loan sales and REO conversions	$(146.3)
Recoveries of previous write-offs	$8.8
Distributable Earnings (Loss) (H)	$(143.9)
Basic Wtd. Avg. Common Shares	50,423,243
Distributable Earnings (Loss) Per Basic Share	$(2.85)
Distributable Earnings (Loss) Before Realized Gains and Losses Per Basic Share	$(0.13)
Average Common stockholders’ equity (I = (A+B)/2)	$533.3
“Run-Rate” ROAE (J = G/I)	(1.2)%
“Core” ROAE (K = H/I)	(27.0)%

(1)
Due to rounding, figures may not result in the total presented

2025 PROXY STATEMENT / A-3

Appendix B – Text of the Proposed Amended and Restated 2022 Plan
Appendix B – Text of the Proposed Amended and Restated Granite Point Mortgage Trust Inc. 2022 Omnibus Incentive Plan

AMENDED AND RESTATED GRANITE POINT MORTGAGE TRUST INC.
2022 OMNIBUS INCENTIVE PLAN
(as amended and restated as of June 5, 2025)
1.
Purposes of the Plan. This Plan is intended to provide Employees, Consultants and Non-Employee Directors with the opportunity to receive Awards. The Company believes that the provision of Awards under the Plan will encourage Participants to work to obtain a proprietary interest in the Company and thereby remain in the service of the Participating Companies, will assist the Participating Companies in attracting new personnel with outstanding qualifications, will enhance the incentive for Participants to contribute materially to the growth of the Participating Companies and will align the economic interests of the Participants with those of Company stockholders, thereby benefiting the Company and the Company’s stockholders.

2.
Definitions. As used herein, the following definitions will apply:

(a)
“Act” means the Securities Act of 1933, as amended.

(b)
“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, any Participating Company as of any date of determination.

(c)
“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(d)
“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, DERs, Other Stock-Based Awards or Other Cash-Based Awards.

(e)
“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. Each Award Agreement is subject to the terms and conditions of the Plan.

(f)
“Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(g)
“Board” means the Board of Directors of the Company.

(h)
“Cause” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Cause,” (i) the Participant’s conviction (including a guilty plea or plea of nolo contendere) of any felony or any other crime involving fraud, dishonesty or moral turpitude; (ii) the Participant’s commission or attempted commission of or participation in a fraud or act of dishonesty or misrepresentation in the performance of the Participant’s duties; (iii) the Participant’s material violation of any contract or agreement between the Participant and a Participating Company, or of any Participating Company policy, or of any statutory duty the Participant owes to a Participating Company; (iv) the Participant’s failure to carry out the lawful and ethical directions of the person(s) to whom the Participant reports, which failure is not

2025 PROXY STATEMENT / B-1

Appendix B – Text of the Proposed Amended and Restated 2022 Plan
promptly corrected after notification; (v) the Participant’s unauthorized use of confidential information of a Participating Company or breach of any agreement with a Participating Company relating to non-solicitation, non-competition or the ownership or protection of the intellectual property of any Participating Company; or (vi) the Participant’s gross negligence or willful misconduct in the performance of the Participant’s duties.
(i)
“Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event; (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock, or other property), stock split, reverse stock split, subdivision or consolidation; (iii) combination or exchange of shares; or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Common Stock such that an adjustment pursuant to Section 15 hereof is appropriate.

(j)
“Change in Control” means the occurrence of any of the following events:

(i)
any Person, other than a Company Affiliate, any trustee, fiduciary or other Person holding securities under any employee benefit plan or trust of the Company, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or any Affiliate thereof) representing 50% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (1) of paragraph (iii) below;

(ii)
members of the Board at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any Director whose election, or nomination for election by the Company’s stockholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director; provided, however, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 (as proposed) of Regulation 14A promulgated under the Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person or entity other than the Board, shall not be deemed to be an Incumbent Director;

(iii)
there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (1) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, more than 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a Subsidiary, the ultimate parent thereof, or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(iv)
the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the

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Appendix B – Text of the Proposed Amended and Restated 2022 Plan
Company of all or substantially all of the Company’s assets, other than (1) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (2) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.
Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) for each Award that constitutes deferred compensation under Section 409A, and to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A, a Change in Control shall be deemed to have occurred under the Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A.
(k)
“Change in Control Protection Period” means the period commencing upon, and ending twenty-four (24) months following, the occurrence of a Change in Control.

(l)
“Code” means the U.S. Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(m)
“Common Stock” means the Company’s common stock, par value $0.01 per share, either currently existing or authorized hereafter.

(n)
“Company” means Granite Point Mortgage Trust Inc., a Maryland corporation, or any successor thereto.

(o)
“Compensation Committee” means the Compensation Committee of the Board.

(p)
“Consultant” means any natural person, other than an Employee or Non-Employee Director, engaged by a Participating Company to render services to such entity if the person: (i) renders bona fide services to the Participating Company; and (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for any Participating Company’s securities.

(q)
“Director” means a member of the Board.

(r)
“Disability” means, unless otherwise provided in the Participant’s Award Agreement, the occurrence of an event which would entitle the Participant to the payment of disability income under an approved long-term disability income plan or a long-term disability of the Company or a Participating Company as determined by the Administrator in its absolute discretion or pursuant to any other standard as may be adopted by the Administrator. Notwithstanding the foregoing, no circumstances or condition shall constitute a Disability to the extent that, if it were, a 20% tax would be imposed under Section 409A; provided that, in such a case, the event or condition shall continue to constitute a Disability to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

(s)
“DER” means any dividend equivalent right granted under Section 11 of the Plan to receive (or have credited) the equivalent value (in cash or Shares) of dividends paid on Common Stock.

(t)
“Effective Date” means the effective date of this Plan document, which is June 5, 2025.

(u)
“Employee” means an employee of a Participating Company.

(v)
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

2025 PROXY STATEMENT / B-3

Appendix B – Text of the Proposed Amended and Restated 2022 Plan
(w)
“Fair Market Value” means the value of one share of Common Stock, determined as follows: (i) if the Shares are then listed on a national stock exchange, the closing sales price per Share on the exchange on the applicable date, or if there is no closing price on that date, then on the last preceding date on which there was a sale of Shares on such exchange, as determined by the Administrator; (ii) if the Shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market on the applicable date, or if there are no such closing bid and asked prices on that date, then for the last preceding date on which there was a sale of such Shares in such market, as determined by the Administrator; (iii) if neither (i) nor (ii) applies, such value as the Administrator in its discretion may in good faith determine. Notwithstanding the foregoing, with respect to any “stock right” within the meaning of Section 409A, Fair Market Value shall not be less than the “fair market value” of the Shares determined in accordance with Treasury Regulation 1.409A-1(b)(5)(iv).

(x)
“Fiscal Year” means the fiscal year of the Company.

(y)
“Good Reason” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Good Reason,” “Good Reason” and any provision of this Plan that refers to “Good Reason” shall not be applicable to such Participant.

(z)
“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(aa)
“Non-Employee Director” means a Director who is not an Employee.

(bb)
“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(cc)
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(dd)
“Option” means a stock option granted pursuant to the Plan.

(ee)
“Other Cash-Based Award” means cash awarded based on time-based service conditions or upon the attainment of Performance Goals, a combination thereof or otherwise as permitted under the Plan.

(ff)
“Other Stock-Based Award” means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, including but not limited to unrestricted Shares awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.

(gg)
“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(hh)
“Participant” means the holder of an outstanding Award.

(ii)
“Participating Companies” means the Company and its Subsidiaries, and, subject to approval by the Board, other Affiliates of the Company provided that Shares to be issued in respect of Awards granted to Employees or Consultants of such other Affiliates shall be subject to an effective securities registration statement or applicable exemption covering such Awards.

(jj)
“Performance-Based Award” means an Award that is earned or becomes vested on account of achievement of one or more Performance Goals.

(kk)
“Performance Goals” means the goal(s) determined by the Administrator in its discretion to be applicable to a Participant for a Performance Period.

(ll)
“Performance Period” means the time period during which the performance objectives or continued status as an Employee, Director or Consultant must be met.

(mm)
“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture, as provided in Section 7.

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Appendix B – Text of the Proposed Amended and Restated 2022 Plan
(nn)
“Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

(oo)
“Plan” means this Amended and Restated Granite Point Mortgage Trust Inc. 2022 Omnibus Incentive Plan, as it may be further amended or restated from time to time.

(pp)
“Prior Plan” means the Granite Point Mortgage Trust Inc. 2017 Equity Incentive Plan.

(qq)
“Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 7 of the Plan.

(rr)
“Restricted Stock Unit” or “RSU” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ss)
“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(tt)
“Section 16(b)” means Section 16(b) of the Exchange Act.

(uu)
“Section 409A” means Section 409A of the Code and any regulations or guidance promulgated thereunder.

(vv)
“Service Provider” means an Employee, Director or Consultant. A Participant shall not be deemed to have ceased to be a Service Provider until they are no longer serving in any capacity as a Service Provider, unless otherwise determined by the Administrator.

(ww)
“Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

(xx)
“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(yy)
“Stockholder Approval Date” means the date of stockholder approval of the Plan in accordance with Section 30 herein.

(zz)
“Subsidiary” means any corporation, partnership, limited liability company or other entity at least 50% of the economic interest in the equity of which is owned, directly or indirectly, by the Company or by another Subsidiary; provided that there is an unbroken chain of ownership up to the Company.

(aaa)
“Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company or other entity acquired by a Participating Company or with which a Participating Company combines.

(bbb)
“Successor” means, in the event of a Change in Control, the acquiring or succeeding company (or an Affiliate thereof).

(ccc)
“Tax Obligations” means tax and social insurance liability obligations and requirements in connection with the Awards, including, without limitation, (a) all U.S. and non-U.S. federal, state, and local taxes (including the Participant’s employment tax obligations) that are required to be withheld by a Participating Company, (b) the Participant’s and, to the extent required by the Company (or the employing Participating Company), the Company’s (or the employing Participating Company’s) fringe benefit tax liability, if any, associated with the grant, vesting, or sale of Shares, and (c) any other Company (or employing Participating Company) taxes, the responsibility for which the Participant has agreed to bear with respect to such Award (or exercise thereof or issuance of Shares thereunder).

3.
Stock Subject to the Plan.

(a)
Stock Subject to the Plan. Subject to adjustment in accordance with Section 15 of the Plan, the maximum number of Shares that may be issued under the Plan is equal to [      ] (the “Share Limit”), which number is the sum of (i) 10,000,000 Shares that will be available for issuance on and after the Effective Date and (ii) [      ] Shares subject to Awards outstanding under the Plan

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Appendix B – Text of the Proposed Amended and Restated 2022 Plan
as of immediately prior to the Effective Date and which may again become available for issuance pursuant to the share recycling provisions set forth in Section 3(b). The Share Limit shall also be the maximum number of Shares that may be issued in respective of Incentive Stock Options under the Plan. Shares issued under the Plan may, in whole or in part, consist of authorized and unissued Shares, treasury Shares, Shares previously issued under the Plan but that become available again for issuance in accordance with Section 3(b) or Shares that have been or may be reacquired by the Company in the open market, in private transactions or otherwise.
(b)
Share Recycling. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Shares to the Participant, or if an award is settled in cash, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination, expiration or cash settlement, again be available for Awards under the Plan. The following Shares will not become available for future grant or sale under the Plan: (i) Shares tendered or withheld in payment of the exercise price of an Option; (ii) Shares covered by a Stock Appreciation Right that are not issued in connection with settlement upon exercise; (iii) Shares repurchased by the Company on the open market with proceeds from the payment of the exercise price of an Option; and (iv) Shares tendered or withheld to satisfy the tax withholding obligations related to an Option or Stock Appreciation Right. Notwithstanding the foregoing, Shares withheld to satisfy the tax withholding obligations related to Restricted Stock, Restricted Stock Units or other full-value Awards will become available for future grant or sale under the Plan.

(c)
Maximum Awards to Non-Employee Directors. A Non-Employee Director may not be granted Awards during any single calendar year that, when aggregated with such Non-Employee Director’s cash fees for such calendar year, exceed seven-hundred-fifty-thousand dollars ($750,000) in total value (the “Director Limit”), calculating the value of any such Awards based on the grant date fair value of such Awards for the Company’s financial reporting purposes; provided, that, the Board may make exceptions to increase the Director Limit to one-million-five-hundred-thousand dollars ($1,500,000) for individual Non-Employee Directors in extraordinary circumstances, such as where a Non-Employee Director serves as a member of a special committee of the Board.

(d)
Substitute Awards. In connection with an entity’s merger or consolidation with a Participating Company or a Participating Company’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its Affiliate. Substitute Awards may be granted on such terms and conditions as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.

(e)
Successor to the Prior Plan. The Plan is intended as the successor to the Prior Plan. Following June 2, 2022, no additional stock awards may be granted under the Prior Plan, however, all outstanding stock awards granted under the Prior Plan will remain subject to the terms of the Prior Plan.

4.
Administration of the Plan.

(a)
Administrator. The Plan shall be administered by the Compensation Committee (the “Administrator”). The Board retains the right to ratify, approve or amend any grants, and act on behalf of the Compensation Committee, as it deems appropriate, in which case, all references to the Administrator shall be deemed to refer to the Board.

(b)
Powers of the Administrator. Subject to the provisions of the Plan, the Administrator will have the authority, in its discretion:

(i)
to determine the Fair Market Value;

(ii)
to select the Service Providers to whom Awards may be granted hereunder;

(iii)
to determine the number of Shares to be covered by each Award granted hereunder;

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Appendix B – Text of the Proposed Amended and Restated 2022 Plan
(iv)
to approve forms of Award Agreements for use under the Plan;

(v)
to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)
to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vii)
to prescribe, amend and rescind rules and regulations relating to the Plan, including (but not limited to) rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-U.S. laws;

(viii)
to modify or amend each Award (subject to Section 22), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) regarding Incentive Stock Options);

(ix)
to allow Participants to satisfy Tax Obligations in such manner as prescribed in Section 17 of the Plan;

(x)
to authorize any person to execute on behalf of the Company any instrument required to affect the grant of an Award previously granted by the Administrator;

(xi)
to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and

(xii)
to make all other determinations deemed necessary or advisable for administering the Plan.

(c)
Delegation of Authority. Notwithstanding the foregoing, subject to the requirements of Applicable Law, the Administrator may delegate to the Chief Executive Officer of the Company the authority to make, and amend, up to a specified aggregate number of Awards to Employees and Consultants who are not subject to the restrictions of Section 16(b) of the Exchange Act, provided that the Administrator shall determine any relevant exercise or purchase price of such Awards and shall specify the group of Employees and Consultants to whom such Awards may be made. The grant of authority under this Section 4(c) shall be subject to such conditions and limitations as may be determined by the Administrator. If the Chief Executive Officer makes grants pursuant to the delegated authority under this Section 4(c), references in the Plan to the “Administrator,” as they relate to making, or amending, such Awards, shall be deemed to refer to the Chief Executive Officer.

(d)
Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

(e)
No Liability. To the maximum extent permitted by the Company’s articles of amendment and restatement, bylaws and applicable law, under no circumstances shall any Participating Company, the Administrator, or the Board incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Participating Companies, the Administrator’s or the Board’s roles in connection with the Plan.

5.
Eligibility. Awards under the Plan may only be granted to Employees, Consultants and Non-Employee Directors of Participating Companies.

6.
Stock Options.

(a)
Limitations. Each Option will be designated in the applicable Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any

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Appendix B – Text of the Proposed Amended and Restated 2022 Plan
calendar year (under all plans of the Participating Companies) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. The Administrator, in its sole discretion, shall determine the number of Shares subject to each Option. The Administrator may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.
(b)
Term of Option. The term of each Option will be stated in the Award Agreement. In the case of any Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary of the Company, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c)
Option Exercise Price and Consideration.

(i)
The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary of the Company, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c)(i), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii)
Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will determine conditions that must be satisfied before the Option may be exercised.

(iii)
Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of: (1) cash; (2) check; (3) subject to the Administrator’s approval and such restrictions as the Administrator deems appropriate, by delivering other Shares (including Shares acquired in connection with the exercise of an Option, such as a net exercise arrangement), provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; or (4) such other method as the Administrator may permit, including consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; or (5) any combination of the foregoing methods of payment.

(d)
Exercise of Option.

(i)
Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

(ii)
An Option will be deemed exercised when the Company receives: (1) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (2) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as

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Appendix B – Text of the Proposed Amended and Restated 2022 Plan
evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued.
(iii)
Subject to Section 3(b), exercising an Option will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(iv)
Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability or termination for Cause, the Participant may exercise Participant’s Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for 90 days following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination, the Participant is not vested as to Participant’s entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise Participant’s Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v)
Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise Participant’s Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant ceasing to be a Service Provider as a result of the Participant’s Disability. Unless otherwise provided by the Administrator, if on the date of termination, the Participant is not vested as to Participant’s entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise Participant’s Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(vi)
Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to Participant’s entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(vii)
Termination for Cause. If a Participant ceases to be a Service Provider on account of Participant’s termination for Cause by a Participating Company, any Option held by the Participant (whether or not then vested) shall terminate as of the date the Participant ceases to be a Service Provider. In addition, notwithstanding the foregoing, if a Participant has engaged in conduct that constitutes Cause at any time while the Participant is a

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Appendix B – Text of the Proposed Amended and Restated 2022 Plan
Service Provider or after the Participant ceases to be a Service Provider, any Option held by the Participant (whether or not then vested) shall immediately terminate. If a Participant has engaged in conduct that constitutes Cause, in addition to the immediate termination of all Options, the Participant shall automatically forfeit all Shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the exercise price paid by the Participant for such Shares (subject to any right of setoff by the Company).
7.
Restricted Stock.

(a)
Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)
Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c)
Transferability. Except as provided in this Section 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)
Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)
Removal of Restrictions. Each certificate for a Share of Restricted Stock shall contain a legend giving appropriate notice of the restrictions in the Award. The Participant shall be entitled to have the legend removed from the stock certificate covering the Shares subject to restrictions when all restrictions on such Shares have lapsed. The Administrator may determine that the Company will not issue certificates for Shares of Restricted Stock until all restrictions on such Shares have lapsed, or that the Company will retain possession of certificates for Shares of Restricted Stock until all restrictions on such Shares have lapsed. Except as otherwise provided in this Section 7 or in an applicable Award Agreement, all restrictions imposed on Restricted Stock shall lapse upon the expiration of the Period of Restriction and the satisfaction of all conditions imposed by the Administrator. The Administrator may waive any or all restrictions and conditions of an Award of Restricted Stock.

(f)
Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)
Dividends, DERs and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares (whether in cash or property), unless the Administrator provides otherwise, provided that, if an Award of Restricted Stock vests based on the achievement of Performance Goals, such dividends or distributions shall be held by the Company (unsegregated as a part of its general assets) until the Period of Restriction lapses (and shall be forfeited if the underlying Shares are forfeited) and paid over or distributed to the Participant as soon as practicable after the Period of Restriction lapses (if the Restricted Shares are not forfeited).

8.
Restricted Stock Units.

(a)
Grant.Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. The Administrator shall have complete discretion in determining the number of Restricted Stock Units granted to each Participant. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b)
Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Companywide, Participating Company, functional, or

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Appendix B – Text of the Proposed Amended and Restated 2022 Plan
individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.
(c)
Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)
Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

9.
Stock Appreciation Rights.

(a)
Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion, separately or in tandem with any Option (for all or a portion of the applicable Option). The Administrator shall have complete discretion to determine the number of SARs granted to any Service Provider.

(b)
Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(c)
Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of Shares that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Common Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of Shares.

(d)
Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)
Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(b) relating to the maximum term and Section 6(d) relating to exercise also will apply to Stock Appreciation Rights and a tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(f)
Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)
The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)
The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.
10.
Other Stock- or Cash-Based Awards. The Administrator is authorized to grant Awards to Participants in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan. Awards granted pursuant to this paragraph may be granted with value and payment contingent upon Performance Goals, but need not be subject to any Performance Goals or vesting criteria. The Administrator shall determine the terms and conditions of such Awards at the date of grant or thereafter.

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Appendix B – Text of the Proposed Amended and Restated 2022 Plan
11.
DERs. Subject to the other terms of the Plan, the Administrator shall be permitted to, in its discretion as reflected by the terms of the applicable Award Agreement, authorize the crediting of DERs to a Participant in an amount equal to the dividends and other distributions declared on Common Stock, to be credited as of the dividend payment dates, during the period between the date an Award is granted, and the date such Award is exercised, vests or expires, as determined by the Administrator. Such DERs shall be converted to cash or additional Shares by such formula and at such time and subject to such limitation as may be determined by the Administrator. If a DER is credited in respect of another Award hereunder, then, unless otherwise stated in the applicable Award Agreement, or, in the appropriate case, as determined by the Administrator, in no event shall the DER be in effect for a period beyond the time during which the applicable related portion of the underlying Award has been exercised or otherwise settled, or has expired, been forfeited or otherwise lapsed, as applicable. The term of a DER shall be set by the Administrator in its discretion and payment of a DER shall be in cash, Common Stock, or a combination thereof, as determined by the Administrator at the time of grant.

12.
Compliance With Section 409A of the Code. The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A, a Participant shall not be considered to have terminated employment or service with the Participating Companies, for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Participating Companies within the meaning of Section 409A. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A. The Company and the other Participating Companies make no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A and make no undertaking to preclude Section 409A from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A. Notwithstanding anything to the contrary in the Plan or any Award, if and to the extent the Administrator shall determine that the terms of any Award may result in the failure of such Award to comply with or be exempt from the requirements of Section 409A, the Administrator shall have authority to take such action to amend, modify, cancel or terminate the Plan or any Award as it deems necessary or advisable to bring such Award into compliance with or maintain an exemption from Section 409A.

13.
Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (a) any leave of absence approved by a Participating Company or (b) transfers between locations of a Participating Company or between Participating Companies. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by a Participating Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14.
Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

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Appendix B – Text of the Proposed Amended and Restated 2022 Plan
15.
Equitable Adjustments.

(a)
In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (i) the aggregate number of Shares reserved for issuance under the Plan and the maximum number of Shares or cash that may be subject to Awards granted to any Participant in any calendar year, (ii) the kind and number of securities subject to, and the exercise price or purchase of, any outstanding Options and Stock Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of Shares, or the amount of cash or amount or type of other property, subject to outstanding Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, DERs, Other Stock-Based Awards or Other Cash-Based Awards granted under the Plan or (iv) the Performance Goals and performance periods applicable to any Awards granted under the Plan; provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion.

(b)
Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Shares, cash or other property covered by such Award, reduced by the aggregate Exercise Price or base price thereof, if any; provided, however, that if the Exercise Price or base price of any outstanding Award is equal to or greater than the Fair Market Value of the Shares, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant.

(c)
The determinations made by the Administrator pursuant to this Section 15 shall be final, binding and conclusive.

16.
Change in Control (Double-Trigger Vesting). In the event that a Change in Control occurs, each Award granted under the Plan shall continue to operate in accordance with its terms, subject to adjustment (including, without limitation, assumption or conversion into equivalent awards of the acquirer’s equity) as provided in Section 15 hereof. In the event that (1) a Change in Control occurs, and, unless otherwise provided in the applicable Award Agreement or other applicable agreement between a Participant and a Participating Company, (i) the Participant’s employment or service is terminated by the Company, its successor or an Affiliate thereof without Cause or by the Participant for Good Reason (if applicable) during the Change in Control Protection Period, or (ii) for any reason, the Successor or its Affiliate does not assume or continue outstanding Awards or substitute Awards with equivalent awards, then:

(a)
any unvested or unexercisable portion of any Award carrying a right to exercise shall become fully vested and exercisable for the remainder of the applicable Award term;

(b)
the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan shall lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved; and

(c)
all Performance-Based Awards for which the Performance Period has not been completed as of the date of the Change in Control will, with respect to each Performance Goal or other vesting criteria, be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, and vest and be paid out for the entire Performance Period (and not pro rata), with the manner of payment to be made in cash or Shares at the Administrator’s discretion; provided, however that if any such payment is to be made in Shares, the Administrator may in its reasonable discretion, provide such holders the consideration provided to other similarly situated stockholders in such Change in Control.

“Equivalent awards” for purposes of this Section 16 refers to awards that (a) have a value at least equal to the value of the Award being substituted; (b) for Awards other than Other Cash-Based Awards, relate to a publicly-traded equity security of the Successor involved in the Change in Control or another publicly traded entity that is affiliated with the Successor following the Change in Control; (c) be the
2025 PROXY STATEMENT / B-13

Appendix B – Text of the Proposed Amended and Restated 2022 Plan
same type of award as the Award being substituted; (d) be vested to the extent the Award being substituted was vested at the time of the Change in Control and (e) have other terms and conditions (including by way of example, vesting and exercisability) that are the same or more favorable to the Participant than the terms and conditions of the Award being substituted, in each case, as reasonably determined by the Administrator (as constituted prior to the Change in Control) in good faith, except that, Performance Goals may be deemed achieved at the greater of target or actual level of performance (determined as of the date of the Change in Control) and, if the Award relates to Shares, the Award may be converted or modified to instead confer the right to receive shares of publicly-traded common stock of the surviving or acquiring entity (or ultimate parent thereof) or such other security or entity as may be determined by the Administrator prior to the Change in Control. With respect to any Award that is considered deferred compensation under Section 409A, any settlement or payment under this Section 16 with respect to such Award shall not be made or occur until such time that such settlement or payment does not cause the Award to be subject to adverse tax consequences under Section 409A.
17.
Tax Withholding.

(a)
Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all Tax Obligations with respect to such Award (or exercise thereof).

(b)
Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may set forth in an Award Agreement or otherwise permit the satisfaction of a Participant’s tax withholding obligations for such Tax Obligations, in whole or in part, by any of the following methods (without limitation): (i) causing the Participant to tender a cash payment; (ii) having the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the amount required to be withheld pursuant to the Tax Obligations but not to exceed the sum of all statutory maximum rates applicable in the Participant’s jurisdiction(s) (provided, in the case of a Participant who is an “officer” of the Company as defined in Rule 16a-1(f) promulgated pursuant to the Exchange Act, or any successor law (or any successor rule), that any withholding amount that exceeds the amount that is required to be withheld pursuant to the Tax Obligations for such Participant is approved in advance by the Administrator or the Board (such requirement, the “Section 16 Officer Condition”)); (iii) causing the Participant to deliver to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld pursuant to the Tax Obligations but not to exceed the sum of all statutory maximum rates applicable in the Participant’s jurisdiction(s), subject to the Section 16 Officer Condition; (iv) having the Company withhold from proceeds of the sale of Shares issued pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company or (v) by any other method acceptable to the Administrator in its discretion, provided that, in all instances, the satisfaction of the Tax Obligations will not result in any adverse accounting consequence to the Company, as the Administrator may determine in its sole discretion. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

18.
Cessation of Service. Except as otherwise set forth in the Plan or in any individual service, employment or severance agreement or Award Agreement with the Participant, or except as otherwise provided by the Administrator, upon a Participant ceasing to be a Service Provider for any reason, all of the Participant’s Awards that are unvested or unexercisable shall be immediately terminated and forfeited without consideration.

19.
No Effect on Employment or Service; No Rights to Future Awards. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with any Participating Company, nor will they interfere in any way with the Participant’s right or the right of any Participating Company to terminate such relationship at any time, with or without Cause, to the extent permitted by Applicable Laws. Nothing in the Plan shall entitle any Service Provider or any other person to any claim or right to be granted an Award.

20.
Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later (but not earlier) date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

B-14 / gpmtreit.com/investors

Appendix B – Text of the Proposed Amended and Restated 2022 Plan
21.
Term of Plan. The Plan was initially adopted by the Board on March 17, 2022, and initially approved by the Company’s stockholders on June 2, 2022. The Plan, as amended as set forth herein, was adopted by the Board on March 13, 2025, and will become effective upon the approval of the Plan by the Company’s stockholders in accordance with Section 30. The Plan will continue in effect for a term of ten (10) years after the Stockholder Approval Date, unless terminated earlier under Section 22.

22.
Amendment and Termination of the Plan.

(a)
Amendment and Termination. The Board or its delegate may at any time amend, alter, suspend or terminate the Plan.

(b)
Stockholder Approval; No Repricing Without Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws. Without the approval of the Company’s stockholders, the Administrator cannot approve either (i) the cancellation of outstanding Options or SARs with an exercise or base price in excess of the Fair Market Value of a Share in exchange for cash or the grant in substitution therefor of new Awards having a lower exercise or base price or (ii) the amendment of outstanding Options or SARs to reduce the exercise price or base price thereof, except as provided in Section 15. This limitation shall not be construed to apply to “issuing or assuming an Option in a transaction to which Section 424(a) applies,” within the meaning of Section 424 of the Code.

(c)
Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

23.
Conditions Upon Issuance of Shares.

(a)
Legal Compliance. Shares will not be issued pursuant to the exercise or vesting of an Award unless the exercise or vesting of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance. For the avoidance of doubt, no Common Stock shall be issued or transferred in connection with any Award hereunder unless and until all legal and contractual restrictions applicable to the issuance or transfer of such Common Stock have been complied with to the satisfaction of the Administrator.

(b)
Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

24.
Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

25.
Clawback; Other Participating Company Policies.

(a)
Notwithstanding any other provision of the Plan to the contrary, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy of the applicable Participating Company currently in effect or as may be adopted by the Participating Company and, in each case, as may be amended from time to time. No such policy adoption or amendment shall require a Participant’s prior consent. All Awards granted under the Plan shall be and remain subject to any other applicable policies of the Participating Companies, such as insider trading policies as they may exist from time to time.

(b)
To the extent that the applicable Participating Company has not adopted an incentive compensation clawback or recoupment policy covering Awards:

2025 PROXY STATEMENT / B-15

Appendix B – Text of the Proposed Amended and Restated 2022 Plan
(i)
In the event of a restatement of incorrect financial results, the Administrator will review all cash and equity awards (whether granted under the Plan or otherwise) held by executive officers (within the meaning of Rule 3b-7 of the Exchange Act) of the Company that (x) were earned based on performance or vested during the course of the financial period subject to such restatement or (y) were granted during or within one year following such financial period.

(ii)
If any Award would have been lower or would not have vested, been earned or been granted based on such restated financial results, the Administrator shall, if it determines appropriate in its sole discretion and to the extent permitted by Applicable Laws, (x) cancel such Award, in whole or in part, whether or not vested, earned or payable or (y) require the executive officer to repay to the Company an amount equal to all or any portion of the value of any gains from the grant, vesting or payment of the Award that would not have been realized had the restatement not occurred.

26.
Limitations Applicable to Officers. Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Laws, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

27.
Funding of the Plan. This Plan shall be unfunded and is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended. No provision contained herein shall be construed to require that (a) any Participating Company be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Awards under this Plan, or (b) interest be paid or accrued on any Award or on any subsequent distribution of Common Stock, payment of cash, release or lapse of any restrictions on Common Stock, or any other distribution or payment of property or cash pursuant to the exercise of any rights provided by any Awards.

28.
No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Administrator shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be disregarded or otherwise eliminated.

29.
Governing Law. The Plan shall be administered, construed and governed in accordance with the Code and the laws of Maryland, without reference to principles of conflict of laws.

30.
Stockholder Approval. The Plan, as amended, will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan, as amended, is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

B-16 / gpmtreit.com/investors

GRANITE POINT
MORTGAGE TRUST

3 Bryant Park, 24th Floor, New York, NY 10036
212.364.5500 www.gpmtreit.com

GRANITE POINT MORTGAGE TRUST INC.3 BRYANT PARK, SUITE 2400ANEW YORK, NY 10036SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 P.M. Eastern Time on June 4, 2025. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to createan electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/GPMT2025You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M.Eastern Time on June 4, 2025. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood,
NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V63380-P25752KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYGRANITE POINT MORTGAGE TRUST INC.The Board of Directors recommends you vote FOR theelection of each director nominee listed in the followingproposal:1. Election of DirectorsNominees:For Against Abstain1a. Tanuja M. Dehne1b. Patrick G. Halter1c. Stephen G. Kasnet1d. Sheila K. McGrath1e. Lazar Nikolic1f. John A. Taylor1g. Hope B. WoodhouseFor Against AbstainThe Board of Directors recommends you vote FORproposals 2, 3 and 4.2. To approve on an advisory basis the compensation of ournamed executive officers.3. To approve the proposed Amended and Restated GranitePoint Mortgage Trust Inc. 2022 Omnibus Incentive Plan.4. To ratify the appointment of Ernst & Young LLP asour independent auditor for our fiscal year endingDecember 31, 2025.NOTE: To transact such other business as may properlycome before the Annual Meeting or any adjournment orpostponement thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.V63381-P25752GRANITE POINT MORTGAGE TRUST INC.Annual Meeting of StockholdersJune 5, 2025, 10:00 AM Eastern TimeThis proxy is solicited by the Board of DirectorsThe undersigned hereby authorizes and appoints John A. Taylor and Michael J. Karber, and each of them, as proxy holders, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders to be held virtually onThursday, June 5, 2025, at 10:00 a.m. Eastern Time, and at any postponements or adjournments thereof, and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and to otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.When properly executed, this proxy will be voted on the proposals set forth herein as directed by the stockholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director, FOR the advisory vote on executive compensation, FOR the proposed Amended and Restated Granite Point Mortgage Trust Inc. 2022 Omnibus Incentive Plan, FOR ratification of the independent auditor appointment, and according to the discretion of the proxy holders on any other matters that may properly come before the meeting or any postponement or adjournment thereof. This proxy is revocable.The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of theNotice and Proxy Statement relating to the Annual Meeting of Stockholders.Continued and to be signed on reverse side